2022 Annual Report

RiverSource® Variable Universal Life 5

RiverSource® Variable Universal Life 5 – Estate Series

This wrapper contains an annual report.

ANN9087_12_B01_(05/23)	Issued by: RiverSource Life Insurance Co. of New York

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Annual Financial Information

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK AND

THE POLICY OWNERS OF RIVERSOURCE OF NEW YORK ACCOUNT 8

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of RiverSource of New York Account 8, as indicated in Note 1, offered through RiverSource® Variable Universal Life 5 and RiverSource® Variable Universal Life 5 – Estate Series sponsored by RiverSource Life Insurance Co. of New York, as of December 31, 2022, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of RiverSource of New York Account 8 as of December 31, 2022, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the RiverSource Life Insurance Co. of New York management. Our responsibility is to express an opinion on the financial statements of each of the divisions of the RiverSource of New York Account 8 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of the RiverSource of New York Account 8 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2022 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 20, 2023

We have served as the auditor of one or more of the divisions of RiverSource of New York Account 8 since 2010.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT	1

Statement of Assets and Liabilities

December 31, 2022	AB VPS Dyn Asset Alloc, Cl B	AB VPS Lg Cap Gro, Cl B	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III
Assets
Investments, at fair value(1),(2)	$427	$1,722,770	$1,192,460	$1,211,455	$504,417
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	1,631	3,159	891	—
Receivable for share redemptions	—	488	384	327	241
Total assets	427	1,724,889	1,196,003	1,212,673	504,658

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	476	384	327	241
Contract terminations	—	12	—	—	—
Payable for investments purchased	—	1,631	3,159	891	—
Total liabilities	—	2,119	3,543	1,218	241
Net assets applicable to Variable Life contracts in accumulation period	—	1,722,533	1,192,353	1,211,378	504,274
Net assets applicable to seed money	427	237	107	77	143
Total net assets	$427	$1,722,770	$1,192,460	$1,211,455	$504,417
(1) Investment shares	54	32,231	53,426	160,458	50,951
(2) Investments, at cost	$590	$1,953,670	$1,352,867	$1,644,982	$429,211

December 31, 2022 (continued)	AC VP Val, Cl II	BlackRock Global Alloc, Cl III	Calvert VP EAFE Intl Index, Cl F	Calvert VP Nasdaq 100 Index, Cl F	Calv VP Russ 2000 Sm Cap Ind, Cl F
Assets
Investments, at fair value(1),(2)	$2,447,707	$423,182	$337	$365	$319
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	25	—	—	—	—
Receivable for share redemptions	3,371	178	—	—	—
Total assets	2,451,103	423,360	337	365	319

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	779	178	—	—	—
Contract terminations	2,592	—	—	—	—
Payable for investments purchased	25	—	—	—	—
Total liabilities	3,396	178	—	—	—
Net assets applicable to Variable Life contracts in accumulation period	2,447,544	423,083	—	—	—
Net assets applicable to seed money	163	99	337	365	319
Total net assets	$2,447,707	$423,182	$337	$365	$319
(1) Investment shares	196,445	35,651	4	4	5
(2) Investments, at cost	$2,059,194	$519,805	$362	$472	$388

See accompanying notes to financial statements.

2	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2022 (continued)	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2	Col VP Divd Opp, Cl 2
Assets
Investments, at fair value(1),(2)	$15,098,464	$36,322	$126,915	$361,814	$152,192
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	506	—	—	2,911	—
Receivable for share redemptions	9,619	—	—	—	—
Total assets	15,108,589	36,322	126,915	364,725	152,192

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	9,604	—	—	—	—
Contract terminations	15	—	—	—	—
Payable for investments purchased	506	—	—	2,911	—
Total liabilities	10,125	—	—	2,911	—
Net assets applicable to Variable Life contracts in accumulation period	15,098,307	36,322	126,915	361,814	152,192
Net assets applicable to seed money	157	—	—	—	—
Total net assets	$15,098,464	$36,322	$126,915	$361,814	$152,192
(1) Investment shares	433,739	7,250	3,937	5,183	4,210
(2) Investments, at cost	$8,689,945	$37,339	$100,629	$241,186	$119,561

December 31, 2022 (continued)	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 2	Col VP Global Strategic Inc, Cl 2	Col VP Govt Money Mkt, Cl 2	Col VP Hi Yield Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$20,285	$307,545	$80,775	$510,275	$282,780
Dividends receivable	—	—	—	47	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	2,911	—	1,456	2,911
Receivable for share redemptions	—	—	—	—	—
Total assets	20,285	310,456	80,775	511,778	285,691

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	2,911	—	1,456	2,911
Total liabilities	—	2,911	—	1,456	2,911
Net assets applicable to Variable Life contracts in accumulation period	20,285	307,545	80,775	510,322	282,780
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$20,285	$307,545	$80,775	$510,322	$282,780
(1) Investment shares	2,697	34,909	11,203	510,275	49,698
(2) Investments, at cost	$25,139	$510,561	$96,698	$510,274	$325,929

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT	3

Statement of Assets and Liabilities

December 31, 2022 (continued)	Col VP Inc Opp, Cl 2	Col VP Inter Bond, Cl 2	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2
Assets
Investments, at fair value(1),(2)	$43,709	$41,721	$298,354	$11,464,533	$1,458,655
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	99	1,045	—
Receivable for share redemptions	—	—	—	4,634	364
Total assets	43,709	41,721	298,453	11,470,212	1,459,019

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	4,634	364
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	99	1,045	—
Total liabilities	—	—	99	5,679	364
Net assets applicable to Variable Life contracts in accumulation period	43,709	41,721	298,354	11,464,399	1,458,574
Net assets applicable to seed money	—	—	—	134	81
Total net assets	$43,709	$41,721	$298,354	$11,464,533	$1,458,655
(1) Investment shares	7,346	5,069	11,825	362,687	159,940
(2) Investments, at cost	$50,416	$52,845	$272,327	$6,782,008	$1,476,530

December 31, 2022 (continued)	Col VP Long Govt/Cr Bond, Cl 2	Col VP Overseas Core, Cl 2	Col VP Select Lg Cap Val, Cl 2	Col VP Select Mid Cap Gro, Cl 2	Col VP Select Mid Cap Val, Cl 2
Assets
Investments, at fair value(1),(2)	$7,964	$154,002	$120,562	$69,687	$132,775
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	17	715
Receivable for share redemptions	—	2,031	1,212	—	—
Total assets	7,964	156,033	121,774	69,704	133,490

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	—	—
Contract terminations	—	2,031	1,212	—	—
Payable for investments purchased	—	—	—	17	715
Total liabilities	—	2,031	1,212	17	715
Net assets applicable to Variable Life contracts in accumulation period	7,964	154,002	120,562	69,687	132,775
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$7,964	$154,002	$120,562	$69,687	$132,775
(1) Investment shares	1,045	13,208	3,385	1,983	4,093
(2) Investments, at cost	$11,639	$174,465	$91,880	$57,791	$101,134

See accompanying notes to financial statements.

4	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2022 (continued)	Col VP Select Sm Cap Val, Cl 2	Col VP Sel Gbl Tech, Cl 2	Col VP Strategic Inc, Cl 2	Col VP US Govt Mtge, Cl 2	CTIVP AC Div Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$123,261	$1,514	$128,338	$10,097	$17,500
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	2,527	—	1,018	—	—
Receivable for share redemptions	—	—	—	—	—
Total assets	125,788	1,514	129,356	10,097	17,500

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	2,527	—	1,018	—	—
Total liabilities	2,527	—	1,018	—	—
Net assets applicable to Variable Life contracts in accumulation period	123,261	1,413	128,338	10,097	17,500
Net assets applicable to seed money	—	101	—	—	—
Total net assets	$123,261	$1,514	$128,338	$10,097	$17,500
(1) Investment shares	4,167	86	37,092	1,165	1,955
(2) Investments, at cost	$106,994	$1,590	$148,986	$11,735	$21,949

December 31, 2022 (continued)	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP CenterSquare Real Est, Cl 2	CTIVP MFS Val, Cl 2	CTIVP MS Adv, Cl 2	CTIVP Prin Blue Chip Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$18,950	$197,120	$190,500	$50,950	$53,921
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	1,456	—	—	—
Receivable for share redemptions	—	—	—	—	—
Total assets	18,950	198,576	190,500	50,950	53,921

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	1,456	—	—	—
Total liabilities	—	1,456	—	—	—
Net assets applicable to Variable Life contracts in accumulation period	18,950	197,120	190,500	50,950	53,921
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$18,950	$197,120	$190,500	$50,950	$53,921
(1) Investment shares	4,102	32,636	5,525	1,487	1,315
(2) Investments, at cost	$22,832	$267,934	$140,454	$71,731	$40,814

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT	5

Statement of Assets and Liabilities

December 31, 2022 (continued)	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Westfield Mid Cap Gro, Cl 2	Del Ivy VIP Asset Strategy, Cl II
Assets
Investments, at fair value(1),(2)	$114,423	$21,079	$447,337	$55,281	$62,903
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	784	21	—
Receivable for share redemptions	—	—	—	—	21
Total assets	114,423	21,079	448,121	55,302	62,924

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	—	21
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	784	21	—
Total liabilities	—	—	784	21	21
Net assets applicable to Variable Life contracts in accumulation period	114,423	21,079	447,337	55,281	62,720
Net assets applicable to seed money	—	—	—	—	183
Total net assets	$114,423	$21,079	$447,337	$55,281	$62,903
(1) Investment shares	3,687	2,321	10,983	1,603	8,013
(2) Investments, at cost	$93,510	$25,240	$300,869	$53,745	$75,211

December 31, 2022 (continued)	DWS Alt Asset Alloc VIP, Cl B	Fid VIP Contrafund, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Strategic Inc, Serv Cl 2	Frank Inc, Cl 2
Assets
Investments, at fair value(1),(2)	$251,828	$4,762,208	$5,126,036	$19,143	$375,335
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	2,894	3,029	241	—	—
Receivable for share redemptions	24	2,005	2,334	—	180
Total assets	254,746	4,767,242	5,128,611	19,143	375,515

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	24	2,005	1,614	—	180
Contract terminations	—	—	720	—	—
Payable for investments purchased	2,894	3,029	241	—	—
Total liabilities	2,918	5,034	2,575	—	180
Net assets applicable to Variable Life contracts in accumulation period	251,743	4,762,025	5,125,875	19,143	375,234
Net assets applicable to seed money	85	183	161	—	101
Total net assets	$251,828	$4,762,208	$5,126,036	$19,143	$375,335
(1) Investment shares	19,401	130,329	164,296	1,934	25,481
(2) Investments, at cost	$256,416	$4,696,214	$5,628,204	$21,686	$386,082

See accompanying notes to financial statements.

6	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2022 (continued)	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Multi-Strategy Alt, Advisor	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Global, Ser II
Assets
Investments, at fair value(1),(2)	$1,661,678	$2,614,209	$42,117	$253,276	$1,384,338
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	263	135	—	—	1,160
Receivable for share redemptions	2,331	1,263	16	101	504
Total assets	1,664,272	2,615,607	42,133	253,377	1,386,002

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	610	1,065	16	101	504
Contract terminations	1,721	198	—	—	—
Payable for investments purchased	263	135	—	—	1,160
Total liabilities	2,594	1,398	16	101	1,664
Net assets applicable to Variable Life contracts in accumulation period	1,661,594	2,614,126	41,892	253,182	1,384,172
Net assets applicable to seed money	84	83	225	94	166
Total net assets	$1,661,678	$2,614,209	$42,117	$253,276	$1,384,338
(1) Investment shares	109,609	208,636	4,802	31,779	45,688
(2) Investments, at cost	$2,007,200	$3,221,374	$44,848	$325,804	$1,829,040

December 31, 2022 (continued)	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser II	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Flex Bd, Serv
Assets
Investments, at fair value(1),(2)	$1,533,011	$1,560,518	$97	$74,836	$8,146
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	1,532	3,316	—	—	—
Receivable for share redemptions	626	452	—	—	—
Total assets	1,535,169	1,564,286	97	74,836	8,146

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	626	452	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	1,532	3,316	—	—	—
Total liabilities	2,158	3,768	—	—	—
Net assets applicable to Variable Life contracts in accumulation period	1,532,930	1,560,438	—	74,836	8,146
Net assets applicable to seed money	81	80	97	—	—
Total net assets	$1,533,011	$1,560,518	$97	$74,836	$8,146
(1) Investment shares	376,661	69,172	9	1,762	741
(2) Investments, at cost	$1,901,491	$1,680,094	$173	$74,367	$9,759

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT	7

Statement of Assets and Liabilities

December 31, 2022 (continued)	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	NB AMT Sus Eq, Cl S
Assets
Investments, at fair value(1),(2)	$454,385	$16,367	$1,130,292	$528,771	$34,971
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	25	—	1,708	169	—
Receivable for share redemptions	238	7	529	223	—
Total assets	454,648	16,374	1,132,529	529,163	34,971

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	212	7	440	223	—
Contract terminations	26	—	89	—	—
Payable for investments purchased	25	—	1,708	169	—
Total liabilities	263	7	2,237	392	—
Net assets applicable to Variable Life contracts in accumulation period	454,253	16,078	1,130,124	528,705	34,971
Net assets applicable to seed money	132	289	168	66	—
Total net assets	$454,385	$16,367	$1,130,292	$528,771	$34,971
(1) Investment shares	15,061	1,431	31,777	188,175	1,300
(2) Investments, at cost	$523,328	$18,540	$993,296	$1,801,148	$40,570

December 31, 2022 (continued)	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB
Assets
Investments, at fair value(1),(2)	$28,311	$611,067	$5,200	$381,878	$1,349,445
Dividends receivable	—	—	—	1,314	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	15	—	—	56
Receivable for share redemptions	5	310	—	167	563
Total assets	28,316	611,392	5,200	383,359	1,350,064

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	5	304	—	168	563
Contract terminations	—	6	—	—	—
Payable for investments purchased	—	15	—	1,313	56
Total liabilities	5	325	—	1,481	619
Net assets applicable to Variable Life contracts in accumulation period	28,041	610,987	5,200	379,764	1,349,285
Net assets applicable to seed money	270	80	—	2,114	160
Total net assets	$28,311	$611,067	$5,200	$381,878	$1,349,445
(1) Investment shares	3,453	69,756	611	42,525	83,196
(2) Investments, at cost	$33,838	$739,293	$6,948	$459,871	$1,306,579

See accompanying notes to financial statements.

8	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2022 (continued)	Temp Global Bond, Cl 2	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Conserv, Cl 2	VP Man Vol Conserv, Cl 2
Assets
Investments, at fair value(1),(2)	$176,481	$127,270	$20,898,787	$550,429	$90,298
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	39	1,710	—	—
Receivable for share redemptions	62	43	4,426	335	50
Total assets	176,543	127,352	20,904,923	550,764	90,348

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	62	43	4,426	224	50
Contract terminations	—	—	—	111	—
Payable for investments purchased	—	39	1,710	—	—
Total liabilities	62	82	6,136	335	50
Net assets applicable to Variable Life contracts in accumulation period	176,416	127,118	20,898,678	550,329	90,231
Net assets applicable to seed money	65	152	109	100	67
Total net assets	$176,481	$127,270	$20,898,787	$550,429	$90,298
(1) Investment shares	14,141	16,768	871,509	38,817	7,639
(2) Investments, at cost	$209,101	$143,598	$18,192,697	$598,130	$99,223

December 31, 2022 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod Aggr, Cl 2
Assets
Investments, at fair value(1),(2)	$133,914	$1,975,750	$1,604,176	$24,482,009	$37,869,453
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	241	250	3,452	12,875
Receivable for share redemptions	64	484	447	10,083	11,831
Total assets	133,978	1,976,475	1,604,873	24,495,544	37,894,159

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	64	484	447	10,083	11,831
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	241	250	3,452	12,875
Total liabilities	64	725	697	13,535	24,706
Net assets applicable to Variable Life contracts in accumulation period	133,868	1,975,725	1,604,128	24,481,929	37,869,346
Net assets applicable to seed money	46	25	48	80	107
Total net assets	$133,914	$1,975,750	$1,604,176	$24,482,009	$37,869,453
(1) Investment shares	10,438	131,629	105,261	1,289,885	1,772,914
(2) Investments, at cost	$139,979	$1,815,322	$1,536,838	$21,524,910	$33,338,778

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT	9

Statement of Assets and Liabilities

December 31, 2022 (continued)	VP Mod Conserv, Cl 2	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 2	VP Ptnrs Intl Core Eq, Cl 2	VP Ptnrs Intl Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$2,001,521	$3,832	$1,009	$27,410	$180,518
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	1,456
Receivable for share redemptions	1,165	—	—	—	—
Total assets	2,002,686	3,832	1,009	27,410	181,974

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	872	—	—	—	—
Contract terminations	293	—	—	—	—
Payable for investments purchased	—	—	—	—	1,456
Total liabilities	1,165	—	—	—	1,456
Net assets applicable to Variable Life contracts in accumulation period	2,001,442	3,751	981	27,410	180,518
Net assets applicable to seed money	79	81	28	—	—
Total net assets	$2,001,521	$3,832	$1,009	$27,410	$180,518
(1) Investment shares	122,193	409	35	3,147	18,161
(2) Investments, at cost	$1,983,911	$4,397	$806	$33,934	$212,640

December 31, 2022 (continued)		VP Ptnrs Intl Val, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	WA Var Global Hi Yd Bond, Cl II
Assets
Investments, at fair value(1),(2)		$56,055	$23,929	$5,796	$8,128
Dividends receivable		—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments		—	—	—	—
Receivable for share redemptions		—	—	—	—
Total assets		56,055	23,929	5,796	8,128

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee		—	—	—	—
Contract terminations		—	—	—	—
Payable for investments purchased		—	—	—	—
Total liabilities		—	—	—	—
Net assets applicable to Variable Life contracts in accumulation period		56,055	23,929	5,796	8,128
Net assets applicable to seed money		—	—	—	—
Total net assets		$56,055	$23,929	$5,796	$8,128
(1) Investment shares		6,436	912	183	1,355
(2) Investments, at cost		$61,903	$23,624	$4,997	$10,006

See accompanying notes to financial statements.

10	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2022	AB VPS Dyn Asset Alloc, Cl B	AB VPS Lg Cap Gro, Cl B	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III
Investment income
Dividend income	$12	$—	$—	$—	$20,922
Variable account expenses	1	6,159	5,030	4,662	2,814
Investment income (loss) — net	11	(6,159)	(5,030)	(4,662)	18,108

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1	115,391	107,983	197,584	62,159
Cost of investments sold	1	112,772	96,955	244,362	51,979
Net realized gain (loss) on sales of investments	—	2,619	11,028	(46,778)	10,180
Distributions from capital gains	147	241,564	246,572	239,270	—
Net change in unrealized appreciation or depreciation of investments	(256)	(891,053)	(579,190)	(862,445)	32,524
Net gain (loss) on investments	(109)	(646,870)	(321,590)	(669,953)	42,704
Net increase (decrease) in net assets resulting from operations	$(98)	$(653,029)	$(326,620)	$(674,615)	$60,812

Year ended December 31, 2022 (continued)	AC VP Val, Cl II	BlackRock Global Alloc, Cl III	Calvert VP EAFE Intl Index, Cl F(1)	Calvert VP Nasdaq 100 Index, Cl F(1)	Calv VP Russ 2000 Sm Cap Ind, Cl F(1)
Investment income
Dividend income	$47,078	$—	$12	$1	$3
Variable account expenses	9,405	2,372	—	—	—
Investment income (loss) — net	37,673	(2,372)	12	1	3

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	231,415	73,835	—	—	—
Cost of investments sold	182,310	88,746	—	—	—
Net realized gain (loss) on sales of investments	49,105	(14,911)	—	—	—
Distributions from capital gains	191,723	7,430	—	21	36
Net change in unrealized appreciation or depreciation of investments	(278,248)	(79,479)	(25)	(107)	(69)
Net gain (loss) on investments	(37,420)	(86,960)	(25)	(86)	(33)
Net increase (decrease) in net assets resulting from operations	$253	$(89,332)	$(13)	$(85)	$(30)

(1) For the period May 2, 2022 (commencement of operations) to December 31, 2022.

Year ended December 31, 2022 (continued)	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2	Col VP Divd Opp, Cl 2
Investment income
Dividend income	$—	$9,293	$—	$—	$—
Variable account expenses	127,390	—	—	—	—
Investment income (loss) — net	(127,390)	9,293	—	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,327,662	4,651	27,294	29,254	8,880
Cost of investments sold	668,118	3,408	20,012	17,099	6,348
Net realized gain (loss) on sales of investments	659,544	1,243	7,282	12,155	2,532
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(3,803,769)	(4,236)	(37,876)	(96,221)	(4,400)
Net gain (loss) on investments	(3,144,225)	(2,993)	(30,594)	(84,066)	(1,868)
Net increase (decrease) in net assets resulting from operations	$(3,271,615)	$6,300	$(30,594)	$(84,066)	$(1,868)

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT	11

Statement of Operations

Year ended December 31, 2022 (continued)	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 2	Col VP Global Strategic Inc, Cl 2	Col VP Govt Money Mkt, Cl 2	Col VP Hi Yield Bond, Cl 2
Investment income
Dividend income	$819	$—	$2,541	$5,641	$14,284
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	819	—	2,541	5,641	14,284

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	385	30,631	5,885	733,852	20,613
Cost of investments sold	473	45,255	6,448	733,851	22,527
Net realized gain (loss) on sales of investments	(88)	(14,624)	(563)	1	(1,914)
Distributions from capital gains	—	103,950	—	—	2,022
Net change in unrealized appreciation or depreciation of investments	(4,211)	(240,676)	(14,455)	—	(47,730)
Net gain (loss) on investments	(4,299)	(151,350)	(15,018)	1	(47,622)
Net increase (decrease) in net assets resulting from operations	$(3,480)	$(151,350)	$(12,477)	$5,642	$(33,338)

Year ended December 31, 2022 (continued)	Col VP Inc Opp, Cl 2	Col VP Inter Bond, Cl 2	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2
Investment income
Dividend income	$1,586	$1,272	$—	$—	$3,288
Variable account expenses	—	—	—	59,366	4,096
Investment income (loss) — net	1,586	1,272	—	(59,366)	(808)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	218	28,411	16,231	808,102	907,882
Cost of investments sold	247	32,653	11,469	422,383	926,146
Net realized gain (loss) on sales of investments	(29)	(4,242)	4,762	385,719	(18,264)
Distributions from capital gains	1,116	29	—	—	—
Net change in unrealized appreciation or depreciation of investments	(5,990)	(7,932)	(130,183)	(2,983,716)	(25,768)
Net gain (loss) on investments	(4,903)	(12,145)	(125,421)	(2,597,997)	(44,032)
Net increase (decrease) in net assets resulting from operations	$(3,317)	$(10,873)	$(125,421)	$(2,657,363)	$(44,840)

Year ended December 31, 2022 (continued)	Col VP Long Govt/Cr Bond, Cl 2	Col VP Overseas Core, Cl 2	Col VP Select Lg Cap Val, Cl 2	Col VP Select Mid Cap Gro, Cl 2	Col VP Select Mid Cap Val, Cl 2
Investment income
Dividend income	$202	$1,130	$—	$—	$—
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	202	1,130	—	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	266	18,524	24,219	13,961	3,738
Cost of investments sold	357	20,229	17,691	11,167	2,791
Net realized gain (loss) on sales of investments	(91)	(1,705)	6,528	2,794	947
Distributions from capital gains	250	11,684	—	—	—
Net change in unrealized appreciation or depreciation of investments	(3,131)	(37,093)	(9,058)	(36,979)	(13,322)
Net gain (loss) on investments	(2,972)	(27,114)	(2,530)	(34,185)	(12,375)
Net increase (decrease) in net assets resulting from operations	$(2,770)	$(25,984)	$(2,530)	$(34,185)	$(12,375)

See accompanying notes to financial statements.

12	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2022 (continued)	Col VP Select Sm Cap Val, Cl 2	Col VP Sel Gbl Tech, Cl 2(1)	Col VP Strategic Inc, Cl 2	Col VP US Govt Mtge, Cl 2	CTIVP AC Div Bond, Cl 2
Investment income
Dividend income	$—	$—	$3,328	$193	$504
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	—	—	3,328	193	504

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	7,072	6,209	64,208	402	165
Cost of investments sold	5,949	7,400	71,350	435	191
Net realized gain (loss) on sales of investments	1,123	(1,191)	(7,142)	(33)	(26)
Distributions from capital gains	—	1,601	5,114	—	465
Net change in unrealized appreciation or depreciation of investments	(20,272)	(76)	(19,542)	(1,519)	(3,875)
Net gain (loss) on investments	(19,149)	334	(21,570)	(1,552)	(3,436)
Net increase (decrease) in net assets resulting from operations	$(19,149)	$334	$(18,242)	$(1,359)	$(2,932)

(1) For the period May 2, 2022 (commencement of operations) to December 31, 2022.

Year ended December 31, 2022 (continued)	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP CenterSquare Real Est, Cl 2	CTIVP MFS Val, Cl 2	CTIVP MS Adv, Cl 2	CTIVP Prin Blue Chip Gro, Cl 2
Investment income
Dividend income	$874	$2,837	$—	$—	$—
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	874	2,837	—	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	863	7,724	11,015	5,450	9,565
Cost of investments sold	941	7,832	8,109	6,949	6,790
Net realized gain (loss) on sales of investments	(78)	(108)	2,906	(1,499)	2,775
Distributions from capital gains	372	41,953	—	—	—
Net change in unrealized appreciation or depreciation of investments	(4,983)	(106,244)	(15,255)	(35,658)	(24,860)
Net gain (loss) on investments	(4,689)	(64,399)	(12,349)	(37,157)	(22,085)
Net increase (decrease) in net assets resulting from operations	$(3,815)	$(61,562)	$(12,349)	$(37,157)	$(22,085)

Year ended December 31, 2022 (continued)	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Westfield Mid Cap Gro, Cl 2	Del Ivy VIP Asset Strategy, Cl II
Investment income
Dividend income	$—	$192	$—	$—	$1,037
Variable account expenses	—	—	—	—	269
Investment income (loss) — net	—	192	—	—	768

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	366	3,306	18,980	10,717	2,954
Cost of investments sold	284	3,651	12,671	9,143	3,381
Net realized gain (loss) on sales of investments	82	(345)	6,309	1,574	(427)
Distributions from capital gains	—	—	—	—	5,244
Net change in unrealized appreciation or depreciation of investments	(5,179)	(3,411)	(19,382)	(21,691)	(16,877)
Net gain (loss) on investments	(5,097)	(3,756)	(13,073)	(20,117)	(12,060)
Net increase (decrease) in net assets resulting from operations	$(5,097)	$(3,564)	$(13,073)	$(20,117)	$(11,292)

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT	13

Statement of Operations

Year ended December 31, 2022 (continued)	DWS Alt Asset Alloc VIP, Cl B	Fid VIP Contrafund, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Strategic Inc, Serv Cl 2	Frank Inc, Cl 2
Investment income
Dividend income	$17,489	$13,919	$14,439	$688	$18,210
Variable account expenses	317	27,281	20,287	—	2,061
Investment income (loss) — net	17,172	(13,362)	(5,848)	688	16,149

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	20,515	490,382	364,517	21,980	57,141
Cost of investments sold	18,856	406,866	366,751	23,696	55,986
Net realized gain (loss) on sales of investments	1,659	83,516	(2,234)	(1,716)	1,155
Distributions from capital gains	255	261,682	365,191	37	7,391
Net change in unrealized appreciation or depreciation of investments	(39,920)	(2,125,935)	(1,307,703)	(3,325)	(47,937)
Net gain (loss) on investments	(38,006)	(1,780,737)	(944,746)	(5,004)	(39,391)
Net increase (decrease) in net assets resulting from operations	$(20,834)	$(1,794,099)	$(950,594)	$(4,316)	$(23,242)

Year ended December 31, 2022 (continued)	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Multi-Strategy Alt, Advisor	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Global, Ser II
Investment income
Dividend income	$31,447	$26,772	$1,370	$20,759	$—
Variable account expenses	7,589	13,471	196	1,365	7,003
Investment income (loss) — net	23,858	13,301	1,174	19,394	(7,003)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	121,244	311,596	2,434	58,193	243,857
Cost of investments sold	127,509	355,324	2,529	62,173	271,042
Net realized gain (loss) on sales of investments	(6,265)	(43,728)	(95)	(3,980)	(27,185)
Distributions from capital gains	189,913	505,220	—	10,043	280,106
Net change in unrealized appreciation or depreciation of investments	(350,309)	(799,467)	(4,315)	(72,112)	(947,737)
Net gain (loss) on investments	(166,661)	(337,975)	(4,410)	(66,049)	(694,816)
Net increase (decrease) in net assets resulting from operations	$(142,803)	$(324,674)	$(3,236)	$(46,655)	$(701,819)

Year ended December 31, 2022 (continued)	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser II(1)	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Flex Bd, Serv
Investment income
Dividend income	$—	$4,243	$—	$701	$161
Variable account expenses	7,721	5,955	—	—	—
Investment income (loss) — net	(7,721)	(1,712)	—	701	161

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	138,753	186,853	—	499	251
Cost of investments sold	173,055	174,199	—	465	289
Net realized gain (loss) on sales of investments	(34,302)	12,654	—	34	(38)
Distributions from capital gains	—	198,802	48	1,832	133
Net change in unrealized appreciation or depreciation of investments	(171,810)	(519,578)	(76)	(13,725)	(1,423)
Net gain (loss) on investments	(206,112)	(308,122)	(28)	(11,859)	(1,328)
Net increase (decrease) in net assets resulting from operations	$(213,833)	$(309,834)	$(28)	$(11,158)	$(1,167)

(1) For the period May 2, 2022 (commencement of operations) to December 31, 2022.

See accompanying notes to financial statements.

14	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2022 (continued)	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	NB AMT Sus Eq, Cl S
Investment income
Dividend income	$—	$18	$24,962	$—	$46
Variable account expenses	3,008	129	5,395	4,098	—
Investment income (loss) — net	(3,008)	(111)	19,567	(4,098)	46

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	102,122	12,039	122,012	178,678	931
Cost of investments sold	98,740	12,926	102,113	414,354	975
Net realized gain (loss) on sales of investments	3,382	(887)	19,899	(235,676)	(44)
Distributions from capital gains	100,014	1,247	43,890	356,418	3,493
Net change in unrealized appreciation or depreciation of investments	(309,908)	(5,593)	(83,268)	(1,052,231)	(9,969)
Net gain (loss) on investments	(206,512)	(5,233)	(19,479)	(931,489)	(6,520)
Net increase (decrease) in net assets resulting from operations	$(209,520)	$(5,344)	$88	$(935,587)	$(6,474)

Year ended December 31, 2022 (continued)	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB
Investment income
Dividend income	$—	$52,426	$108	$9,533	$5,238
Variable account expenses	69	4,271	—	2,079	6,856
Investment income (loss) — net	(69)	48,155	108	7,454	(1,618)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,595	156,912	354	22,781	117,826
Cost of investments sold	1,666	170,380	435	26,055	115,516
Net realized gain (loss) on sales of investments	(71)	(13,468)	(81)	(3,274)	2,310
Distributions from capital gains	5,047	56,621	1,011	—	118,885
Net change in unrealized appreciation or depreciation of investments	(8,551)	(188,588)	(2,266)	(67,035)	(195,439)
Net gain (loss) on investments	(3,575)	(145,435)	(1,336)	(70,309)	(74,244)
Net increase (decrease) in net assets resulting from operations	$(3,644)	$(97,280)	$(1,228)	$(62,855)	$(75,862)

Year ended December 31, 2022 (continued)	Temp Global Bond, Cl 2	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Conserv, Cl 2	VP Man Vol Conserv, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	789	521	56,782	3,021	741
Investment income (loss) — net	(789)	(521)	(56,782)	(3,021)	(741)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	19,366	18,416	2,523,102	227,852	30,190
Cost of investments sold	23,652	19,329	1,784,899	212,014	31,667
Net realized gain (loss) on sales of investments	(4,286)	(913)	738,203	15,838	(1,477)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(4,875)	(18,777)	(5,419,334)	(116,245)	(20,769)
Net gain (loss) on investments	(9,161)	(19,690)	(4,681,131)	(100,407)	(22,246)
Net increase (decrease) in net assets resulting from operations	$(9,950)	$(20,211)	$(4,737,913)	$(103,428)	$(22,987)

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT	15

Statement of Operations

Year ended December 31, 2022 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod Aggr, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	830	6,116	5,989	133,216	152,704
Investment income (loss) — net	(830)	(6,116)	(5,989)	(133,216)	(152,704)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	12,480	17,840	237,875	3,193,161	3,295,316
Cost of investments sold	12,382	15,667	215,936	2,513,658	2,421,215
Net realized gain (loss) on sales of investments	98	2,173	21,939	679,503	874,101
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(29,840)	(468,723)	(403,350)	(5,741,201)	(8,730,547)
Net gain (loss) on investments	(29,742)	(466,550)	(381,411)	(5,061,698)	(7,856,446)
Net increase (decrease) in net assets resulting from operations	$(30,572)	$(472,666)	$(387,400)	$(5,194,914)	$(8,009,150)

Year ended December 31, 2022 (continued)	VP Mod Conserv, Cl 2	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 2	VP Ptnrs Intl Core Eq, Cl 2	VP Ptnrs Intl Gro, Cl 2
Investment income
Dividend income	$—	$50	$—	$573	$—
Variable account expenses	11,685	—	—	—	—
Investment income (loss) — net	(11,685)	50	—	573	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	283,829	398	—	8,227	33,731
Cost of investments sold	259,652	444	—	9,645	38,519
Net realized gain (loss) on sales of investments	24,177	(46)	—	(1,418)	(4,788)
Distributions from capital gains	—	26	—	5,724	12,283
Net change in unrealized appreciation or depreciation of investments	(431,482)	(558)	(192)	(12,674)	(79,590)
Net gain (loss) on investments	(407,305)	(578)	(192)	(8,368)	(72,095)
Net increase (decrease) in net assets resulting from operations	$(418,990)	$(528)	$(192)	$(7,795)	$(72,095)

Year ended December 31, 2022 (continued)		VP Ptnrs Intl Val, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	WA Var Global Hi Yd Bond, Cl II
Investment income
Dividend income		$1,692	$—	$—	$530
Variable account expenses		—	—	—	—
Investment income (loss) — net		1,692	—	—	530

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales		26,779	4,249	71	1,688
Cost of investments sold		29,128	3,541	59	2,033
Net realized gain (loss) on sales of investments		(2,349)	708	12	(345)
Distributions from capital gains		—	—	—	—
Net change in unrealized appreciation or depreciation of investments		(9,590)	(10,289)	(848)	(1,680)
Net gain (loss) on investments		(11,939)	(9,581)	(836)	(2,025)
Net increase (decrease) in net assets resulting from operations		$(10,247)	$(9,581)	$(836)	$(1,495)

See accompanying notes to financial statements.

16	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022	AB VPS Dyn Asset Alloc, Cl B	AB VPS Lg Cap Gro, Cl B	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III
Operations
Investment income (loss) — net	$11	$(6,159)	$(5,030)	$(4,662)	$18,108
Net realized gain (loss) on sales of investments	—	2,619	11,028	(46,778)	10,180
Distributions from capital gains	147	241,564	246,572	239,270	—
Net change in unrealized appreciation or depreciation of investments	(256)	(891,053)	(579,190)	(862,445)	32,524
Net increase (decrease) in net assets resulting from operations	(98)	(653,029)	(326,620)	(674,615)	60,812

Contract transactions
Contract purchase payments	—	125,874	50,161	78,667	21,183
Net transfers(1)	—	102,845	(44,398)	(51,511)	55,508
Transfers for policy loans	—	(5,974)	(3,127)	(16,574)	(11,257)
Policy charges	—	(46,621)	(30,761)	(33,581)	(5,591)
Contract terminations:
Surrender benefits	—	(8,659)	(31,464)	(27,830)	(5,826)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	—	167,465	(59,589)	(50,829)	54,017
Net assets at beginning of year	525	2,208,334	1,578,669	1,936,899	389,588
Net assets at end of year	$427	$1,722,770	$1,192,460	$1,211,455	$504,417

Accumulation unit activity
Units outstanding at beginning of year	—	349,809	297,509	370,886	463,525
Units purchased	—	54,590	13,375	24,322	74,127
Units redeemed	—	(12,562)	(24,131)	(28,436)	(20,393)
Units outstanding at end of year	—	391,837	286,753	366,772	517,259

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT	17

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	AC VP Val, Cl II	BlackRock Global Alloc, Cl III	Calvert VP EAFE Intl Index, Cl F(2)	Calvert VP Nasdaq 100 Index, Cl F(2)	Calv VP Russ 2000 Sm Cap Ind, Cl F(2)
Operations
Investment income (loss) — net	$37,673	$(2,372)	$12	$1	$3
Net realized gain (loss) on sales of investments	49,105	(14,911)	—	—	—
Distributions from capital gains	191,723	7,430	—	21	36
Net change in unrealized appreciation or depreciation of investments	(278,248)	(79,479)	(25)	(107)	(69)
Net increase (decrease) in net assets resulting from operations	253	(89,332)	(13)	(85)	(30)

Contract transactions
Contract purchase payments	75,400	23,248	350	450	349
Net transfers(1)	16,445	(29,127)	—	—	—
Transfers for policy loans	(19,185)	(666)	—	—	—
Policy charges	(53,454)	(9,748)	—	—	—
Contract terminations:
Surrender benefits	(92,876)	(7,497)	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(73,670)	(23,790)	350	450	349
Net assets at beginning of year	2,521,124	536,304	—	—	—
Net assets at end of year	$2,447,707	$423,182	$337	$365	$319

Accumulation unit activity
Units outstanding at beginning of year	1,181,672	336,061	—	—	—
Units purchased	65,644	16,282	—	—	—
Units redeemed	(91,763)	(34,400)	—	—	—
Units outstanding at end of year	1,155,553	317,943	—	—	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period May 2, 2022 (commencement of operations) to December 31, 2022.

See accompanying notes to financial statements.

18	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2	Col VP Divd Opp, Cl 2
Operations
Investment income (loss) — net	$(127,390)	$9,293	$—	$—	$—
Net realized gain (loss) on sales of investments	659,544	1,243	7,282	12,155	2,532
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(3,803,769)	(4,236)	(37,876)	(96,221)	(4,400)
Net increase (decrease) in net assets resulting from operations	(3,271,615)	6,300	(30,594)	(84,066)	(1,868)

Contract transactions
Contract purchase payments	643,563	2,648	14,840	23,418	5,860
Net transfers(1)	(11,316)	731	5,001	699	37,679
Transfers for policy loans	8,453	(2,803)	(4,927)	(9,450)	—
Policy charges	(869,056)	(1,305)	(3,071)	(16,754)	(2,866)
Contract terminations:
Surrender benefits	(588,945)	—	(12,348)	(1,101)	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(817,301)	(729)	(505)	(3,188)	40,673
Net assets at beginning of year	19,187,380	30,751	158,014	449,068	113,387
Net assets at end of year	$15,098,464	$36,322	$126,915	$361,814	$152,192

Accumulation unit activity
Units outstanding at beginning of year	6,268,126	37,741	51,786	123,527	44,199
Units purchased	279,593	3,680	7,190	7,819	17,113
Units redeemed	(601,329)	(3,867)	(7,719)	(8,567)	(1,150)
Units outstanding at end of year	5,946,390	37,554	51,257	122,779	60,162

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT	19

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 2	Col VP Global Strategic Inc, Cl 2	Col VP Govt Money Mkt, Cl 2	Col VP Hi Yield Bond, Cl 2
Operations
Investment income (loss) — net	$819	$—	$2,541	$5,641	$14,284
Net realized gain (loss) on sales of investments	(88)	(14,624)	(563)	1	(1,914)
Distributions from capital gains	—	103,950	—	—	2,022
Net change in unrealized appreciation or depreciation of investments	(4,211)	(240,676)	(14,455)	—	(47,730)
Net increase (decrease) in net assets resulting from operations	(3,480)	(151,350)	(12,477)	5,642	(33,338)

Contract transactions
Contract purchase payments	2,688	41,694	5,319	102,474	30,037
Net transfers(1)	—	(12,780)	—	(59,322)	(7,374)
Transfers for policy loans	—	(1,886)	(1,769)	(7,386)	(4,011)
Policy charges	(470)	(16,684)	(2,935)	(23,033)	(11,208)
Contract terminations:
Surrender benefits	—	(6,775)	—	(342)	(828)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	2,218	3,569	615	12,391	6,616
Net assets at beginning of year	21,547	455,326	92,637	492,289	309,502
Net assets at end of year	$20,285	$307,545	$80,775	$510,322	$282,780

Accumulation unit activity
Units outstanding at beginning of year	15,918	250,402	91,808	476,129	188,870
Units purchased	2,369	31,516	5,886	98,937	20,169
Units redeemed	(414)	(29,202)	(5,013)	(86,899)	(15,627)
Units outstanding at end of year	17,873	252,716	92,681	488,167	193,412

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

20	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Inc Opp, Cl 2	Col VP Inter Bond, Cl 2	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2
Operations
Investment income (loss) — net	$1,586	$1,272	$—	$(59,366)	$(808)
Net realized gain (loss) on sales of investments	(29)	(4,242)	4,762	385,719	(18,264)
Distributions from capital gains	1,116	29	—	—	—
Net change in unrealized appreciation or depreciation of investments	(5,990)	(7,932)	(130,183)	(2,983,716)	(25,768)
Net increase (decrease) in net assets resulting from operations	(3,317)	(10,873)	(125,421)	(2,657,363)	(44,840)

Contract transactions
Contract purchase payments	3,685	16,990	53,564	390,014	826,756
Net transfers(1)	12,797	(27,495)	(8,195)	97,314	22,799
Transfers for policy loans	—	(1,167)	(5,538)	(121,439)	(2,189)
Policy charges	(767)	(1,887)	(8,126)	(275,261)	(14,355)
Contract terminations:
Surrender benefits	—	—	—	(165,975)	(10,647)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	15,715	(13,559)	31,705	(75,347)	822,364
Net assets at beginning of year	31,311	66,153	392,070	14,197,243	681,131
Net assets at end of year	$43,709	$41,721	$298,354	$11,464,533	$1,458,655

Accumulation unit activity
Units outstanding at beginning of year	19,681	48,732	85,336	3,011,939	635,866
Units purchased	11,445	13,351	15,233	140,951	789,384
Units redeemed	(525)	(24,955)	(5,724)	(125,101)	(37,269)
Units outstanding at end of year	30,601	37,128	94,845	3,027,789	1,387,981

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT	21

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Long Govt/Cr Bond, Cl 2	Col VP Overseas Core, Cl 2	Col VP Select Lg Cap Val, Cl 2	Col VP Select Mid Cap Gro, Cl 2	Col VP Select Mid Cap Val, Cl 2
Operations
Investment income (loss) — net	$202	$1,130	$—	$—	$—
Net realized gain (loss) on sales of investments	(91)	(1,705)	6,528	2,794	947
Distributions from capital gains	250	11,684	—	—	—
Net change in unrealized appreciation or depreciation of investments	(3,131)	(37,093)	(9,058)	(36,979)	(13,322)
Net increase (decrease) in net assets resulting from operations	(2,770)	(25,984)	(2,530)	(34,185)	(12,375)

Contract transactions
Contract purchase payments	1,341	21,759	13,211	9,971	17,794
Net transfers(1)	—	(2,640)	14,992	(9,529)	9,477
Transfers for policy loans	—	(3,400)	(8,040)	180	—
Policy charges	(316)	(5,698)	(3,911)	(3,092)	(4,707)
Contract terminations:
Surrender benefits	—	—	—	(2,704)	(2)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	1,025	10,021	16,252	(5,174)	22,562
Net assets at beginning of year	9,709	169,965	106,840	109,046	122,588
Net assets at end of year	$7,964	$154,002	$120,562	$69,687	$132,775

Accumulation unit activity
Units outstanding at beginning of year	6,367	94,407	33,606	29,557	39,291
Units purchased	1,118	13,765	9,012	3,673	9,476
Units redeemed	(262)	(7,653)	(3,897)	(5,851)	(1,658)
Units outstanding at end of year	7,223	100,519	38,721	27,379	47,109

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

22	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Select Sm Cap Val, Cl 2	Col VP Sel Gbl Tech, Cl 2(2)	Col VP Strategic Inc, Cl 2	Col VP US Govt Mtge, Cl 2	CTIVP AC Div Bond, Cl 2
Operations
Investment income (loss) — net	$—	$—	$3,328	$193	$504
Net realized gain (loss) on sales of investments	1,123	(1,191)	(7,142)	(33)	(26)
Distributions from capital gains	—	1,601	5,114	—	465
Net change in unrealized appreciation or depreciation of investments	(20,272)	(76)	(19,542)	(1,519)	(3,875)
Net increase (decrease) in net assets resulting from operations	(19,149)	334	(18,242)	(1,359)	(2,932)

Contract transactions
Contract purchase payments	18,890	125	44,982	560	2,471
Net transfers(1)	10,037	1,114	17,852	4,406	—
Transfers for policy loans	—	—	(52)	—	—
Policy charges	(5,850)	(59)	(71,577)	(167)	(187)
Contract terminations:
Surrender benefits	—	—	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	23,077	1,180	(8,795)	4,799	2,284
Net assets at beginning of year	119,333	—	155,375	6,657	18,148
Net assets at end of year	$123,261	$1,514	$128,338	$10,097	$17,500

Accumulation unit activity
Units outstanding at beginning of year	41,086	—	110,112	5,366	13,911
Units purchased	11,080	1,703	47,967	4,283	2,126
Units redeemed	(2,283)	(63)	(55,290)	(149)	(160)
Units outstanding at end of year	49,883	1,640	102,789	9,500	15,877

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period May 2, 2022 (commencement of operations) to December 31, 2022.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT	23

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP CenterSquare Real Est, Cl 2	CTIVP MFS Val, Cl 2	CTIVP MS Adv, Cl 2	CTIVP Prin Blue Chip Gro, Cl 2
Operations
Investment income (loss) — net	$874	$2,837	$—	$—	$—
Net realized gain (loss) on sales of investments	(78)	(108)	2,906	(1,499)	2,775
Distributions from capital gains	372	41,953	—	—	—
Net change in unrealized appreciation or depreciation of investments	(4,983)	(106,244)	(15,255)	(35,658)	(24,860)
Net increase (decrease) in net assets resulting from operations	(3,815)	(61,562)	(12,349)	(37,157)	(22,085)

Contract transactions
Contract purchase payments	3,206	18,288	15,463	3,764	8,204
Net transfers(1)	—	(1,016)	(5,617)	—	(7,230)
Transfers for policy loans	(65)	(1,818)	1,159	(1,286)	—
Policy charges	(1,275)	(7,378)	(4,531)	(4,834)	(3,605)
Contract terminations:
Surrender benefits	—	(486)	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	1,866	7,590	6,474	(2,356)	(2,631)
Net assets at beginning of year	20,899	251,092	196,375	90,463	78,637
Net assets at end of year	$18,950	$197,120	$190,500	$50,950	$53,921

Accumulation unit activity
Units outstanding at beginning of year	15,095	116,421	66,881	20,706	17,978
Units purchased	2,619	10,134	6,116	1,270	2,442
Units redeemed	(1,084)	(5,771)	(3,714)	(2,138)	(3,253)
Units outstanding at end of year	16,630	120,784	69,283	19,838	17,167

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

24	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Westfield Mid Cap Gro, Cl 2	Del Ivy VIP Asset Strategy, Cl II
Operations
Investment income (loss) — net	$—	$192	$—	$—	$768
Net realized gain (loss) on sales of investments	82	(345)	6,309	1,574	(427)
Distributions from capital gains	—	—	—	—	5,244
Net change in unrealized appreciation or depreciation of investments	(5,179)	(3,411)	(19,382)	(21,691)	(16,877)
Net increase (decrease) in net assets resulting from operations	(5,097)	(3,564)	(13,073)	(20,117)	(11,292)

Contract transactions
Contract purchase payments	7,369	1,874	42,491	2,821	2,896
Net transfers(1)	15,140	—	(15,483)	(8,398)	8
Transfers for policy loans	—	(2,398)	345	—	—
Policy charges	(862)	(827)	(12,794)	(494)	(1,855)
Contract terminations:
Surrender benefits	—	—	—	—	(1,116)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	21,647	(1,351)	14,559	(6,071)	(67)
Net assets at beginning of year	97,873	25,994	445,851	81,469	74,262
Net assets at end of year	$114,423	$21,079	$447,337	$55,281	$62,903

Accumulation unit activity
Units outstanding at beginning of year	40,261	20,770	128,161	23,462	50,503
Units purchased	9,744	1,644	12,902	1,017	2,098
Units redeemed	(373)	(2,759)	(8,497)	(3,028)	(2,422)
Units outstanding at end of year	49,632	19,655	132,566	21,451	50,179

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT	25

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	DWS Alt Asset Alloc VIP, Cl B	Fid VIP Contrafund, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Strategic Inc, Serv Cl 2	Frank Inc, Cl 2
Operations
Investment income (loss) — net	$17,172	$(13,362)	$(5,848)	$688	$16,149
Net realized gain (loss) on sales of investments	1,659	83,516	(2,234)	(1,716)	1,155
Distributions from capital gains	255	261,682	365,191	37	7,391
Net change in unrealized appreciation or depreciation of investments	(39,920)	(2,125,935)	(1,307,703)	(3,325)	(47,937)
Net increase (decrease) in net assets resulting from operations	(20,834)	(1,794,099)	(950,594)	(4,316)	(23,242)

Contract transactions
Contract purchase payments	23,308	150,866	174,216	6,527	12,105
Net transfers(1)	1,321	(2,754)	(74,912)	(16,951)	36,204
Transfers for policy loans	(187)	(30,061)	(30,765)	(2,300)	128
Policy charges	(10,146)	(103,823)	(120,158)	(2,033)	(10,842)
Contract terminations:
Surrender benefits	(7,051)	(193,478)	(142,409)	—	(475)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	7,245	(179,250)	(194,028)	(14,757)	37,120
Net assets at beginning of year	265,417	6,735,557	6,270,658	38,216	361,457
Net assets at end of year	$251,828	$4,762,208	$5,126,036	$19,143	$375,335

Accumulation unit activity
Units outstanding at beginning of year	201,750	1,513,591	2,636,116	26,864	253,571
Units purchased	21,059	64,805	89,500	4,955	60,549
Units redeemed	(15,782)	(128,518)	(179,865)	(16,610)	(30,308)
Units outstanding at end of year	207,027	1,449,878	2,545,751	15,209	283,812

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

26	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Multi-Strategy Alt, Advisor	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Global, Ser II
Operations
Investment income (loss) — net	$23,858	$13,301	$1,174	$19,394	$(7,003)
Net realized gain (loss) on sales of investments	(6,265)	(43,728)	(95)	(3,980)	(27,185)
Distributions from capital gains	189,913	505,220	—	10,043	280,106
Net change in unrealized appreciation or depreciation of investments	(350,309)	(799,467)	(4,315)	(72,112)	(947,737)
Net increase (decrease) in net assets resulting from operations	(142,803)	(324,674)	(3,236)	(46,655)	(701,819)

Contract transactions
Contract purchase payments	69,007	79,498	1,613	8,349	93,202
Net transfers(1)	(37,912)	(149,194)	(2)	(16,083)	(101,958)
Transfers for policy loans	(6,947)	41,493	(8)	(12,569)	(9,732)
Policy charges	(33,463)	(71,107)	(358)	(2,002)	(31,663)
Contract terminations:
Surrender benefits	(36,245)	(53,907)	—	(219)	(58,237)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(45,560)	(153,217)	1,245	(22,524)	(108,388)
Net assets at beginning of year	1,850,041	3,092,100	44,108	322,455	2,194,545
Net assets at end of year	$1,661,678	$2,614,209	$42,117	$253,276	$1,384,338

Accumulation unit activity
Units outstanding at beginning of year	690,270	692,152	41,432	218,539	549,737
Units purchased	40,052	33,432	1,950	21,823	43,896
Units redeemed	(50,856)	(64,650)	(728)	(38,569)	(73,875)
Units outstanding at end of year	679,466	660,934	42,654	201,793	519,758

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT	27

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser II(2)	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Flex Bd, Serv
Operations
Investment income (loss) — net	$(7,721)	$(1,712)	$—	$701	$161
Net realized gain (loss) on sales of investments	(34,302)	12,654	—	34	(38)
Distributions from capital gains	—	198,802	48	1,832	133
Net change in unrealized appreciation or depreciation of investments	(171,810)	(519,578)	(76)	(13,725)	(1,423)
Net increase (decrease) in net assets resulting from operations	(213,833)	(309,834)	(28)	(11,158)	(1,167)

Contract transactions
Contract purchase payments	59,917	64,280	125	5,880	1,500
Net transfers(1)	(13,499)	(17,248)	—	19,405	—
Transfers for policy loans	14,187	2,639	—	(140)	—
Policy charges	(44,448)	(30,286)	—	(500)	(308)
Contract terminations:
Surrender benefits	(40,972)	(54,808)	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(24,815)	(35,423)	125	24,645	1,192
Net assets at beginning of year	1,771,659	1,905,775	—	61,349	8,121
Net assets at end of year	$1,533,011	$1,560,518	$97	$74,836	$8,146

Accumulation unit activity
Units outstanding at beginning of year	1,155,435	508,370	—	37,748	6,201
Units purchased	58,096	33,699	—	17,948	1,285
Units redeemed	(73,350)	(51,699)	—	(454)	(262)
Units outstanding at end of year	1,140,181	490,370	—	55,242	7,224

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period May 2, 2022 (commencement of operations) to December 31, 2022.

See accompanying notes to financial statements.

28	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	NB AMT Sus Eq, Cl S
Operations
Investment income (loss) — net	$(3,008)	$(111)	$19,567	$(4,098)	$46
Net realized gain (loss) on sales of investments	3,382	(887)	19,899	(235,676)	(44)
Distributions from capital gains	100,014	1,247	43,890	356,418	3,493
Net change in unrealized appreciation or depreciation of investments	(309,908)	(5,593)	(83,268)	(1,052,231)	(9,969)
Net increase (decrease) in net assets resulting from operations	(209,520)	(5,344)	88	(935,587)	(6,474)

Contract transactions
Contract purchase payments	23,425	442	56,690	80,384	1,380
Net transfers(1)	(4,750)	(7,574)	7,232	(56,908)	17,236
Transfers for policy loans	(4,921)	9	7,145	(29,863)	—
Policy charges	(13,334)	(797)	(50,563)	(26,962)	(1,073)
Contract terminations:
Surrender benefits	(33,762)	—	(53,002)	(21,432)	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(33,342)	(7,920)	(32,498)	(54,781)	17,543
Net assets at beginning of year	697,247	29,631	1,162,702	1,519,139	23,902
Net assets at end of year	$454,385	$16,367	$1,130,292	$528,771	$34,971

Accumulation unit activity
Units outstanding at beginning of year	142,605	19,862	328,419	183,414	7,113
Units purchased	16,392	462	28,615	22,039	6,056
Units redeemed	(29,450)	(7,210)	(33,200)	(42,416)	(377)
Units outstanding at end of year	129,547	13,114	323,834	163,037	12,792

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT	29

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB
Operations
Investment income (loss) — net	$(69)	$48,155	$108	$7,454	$(1,618)
Net realized gain (loss) on sales of investments	(71)	(13,468)	(81)	(3,274)	2,310
Distributions from capital gains	5,047	56,621	1,011	—	118,885
Net change in unrealized appreciation or depreciation of investments	(8,551)	(188,588)	(2,266)	(67,035)	(195,439)
Net increase (decrease) in net assets resulting from operations	(3,644)	(97,280)	(1,228)	(62,855)	(75,862)

Contract transactions
Contract purchase payments	2,223	31,879	48	1,975	39,398
Net transfers(1)	(292)	(43,290)	—	20,753	(7,331)
Transfers for policy loans	—	(1,723)	—	(7)	(10,953)
Policy charges	(1,299)	(22,075)	(355)	(4,180)	(26,062)
Contract terminations:
Surrender benefits	—	(76,023)	—	—	(8,663)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	632	(111,232)	(307)	18,541	(13,611)
Net assets at beginning of year	31,323	819,579	6,735	426,192	1,438,918
Net assets at end of year	$28,311	$611,067	$5,200	$381,878	$1,349,445

Accumulation unit activity
Units outstanding at beginning of year	23,115	384,272	4,051	349,024	297,874
Units purchased	1,763	18,819	35	23,740	44,543
Units redeemed	(1,306)	(77,984)	(253)	(5,683)	(18,930)
Units outstanding at end of year	23,572	325,107	3,833	367,081	323,487

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

30	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Temp Global Bond, Cl 2	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Conserv, Cl 2	VP Man Vol Conserv, Cl 2
Operations
Investment income (loss) — net	$(789)	$(521)	$(56,782)	$(3,021)	$(741)
Net realized gain (loss) on sales of investments	(4,286)	(913)	738,203	15,838	(1,477)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(4,875)	(18,777)	(5,419,334)	(116,245)	(20,769)
Net increase (decrease) in net assets resulting from operations	(9,950)	(20,211)	(4,737,913)	(103,428)	(22,987)

Contract transactions
Contract purchase payments	11,891	5,666	855,144	49,208	—
Net transfers(1)	(4,290)	11,514	271,386	61,748	—
Transfers for policy loans	275	(12,178)	(105,470)	(32,371)	—
Policy charges	(4,618)	(1,947)	(411,071)	(37,741)	(2,544)
Contract terminations:
Surrender benefits	(3,649)	(144)	(256,029)	(20,202)	(26,905)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(391)	2,911	353,960	20,642	(29,449)
Net assets at beginning of year	186,822	144,570	25,282,740	633,215	142,734
Net assets at end of year	$176,481	$127,270	$20,898,787	$550,429	$90,298

Accumulation unit activity
Units outstanding at beginning of year	206,020	110,005	10,581,476	416,554	110,766
Units purchased	13,933	16,308	819,977	141,199	—
Units redeemed	(15,060)	(13,833)	(654,172)	(121,747)	(26,517)
Units outstanding at end of year	204,893	112,480	10,747,281	436,006	84,249

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT	31

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod Aggr, Cl 2
Operations
Investment income (loss) — net	$(830)	$(6,116)	$(5,989)	$(133,216)	$(152,704)
Net realized gain (loss) on sales of investments	98	2,173	21,939	679,503	874,101
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(29,840)	(468,723)	(403,350)	(5,741,201)	(8,730,547)
Net increase (decrease) in net assets resulting from operations	(30,572)	(472,666)	(387,400)	(5,194,914)	(8,009,150)

Contract transactions
Contract purchase payments	1,119	49,231	63,991	1,199,720	2,122,805
Net transfers(1)	(4,113)	75,851	(90,416)	33,684	(27,750)
Transfers for policy loans	(627)	(511)	(3,279)	75,128	938,875
Policy charges	(7,078)	(22,299)	(71,036)	(989,249)	(1,071,557)
Contract terminations:
Surrender benefits	—	—	(54,789)	(890,869)	(678,631)
Death benefits	—	—	—	(125,978)	(97,970)
Increase (decrease) from transactions	(10,699)	102,272	(155,529)	(697,564)	1,185,772
Net assets at beginning of year	175,185	2,346,144	2,147,105	30,374,487	44,692,831
Net assets at end of year	$133,914	$1,975,750	$1,604,176	$24,482,009	$37,869,453

Accumulation unit activity
Units outstanding at beginning of year	127,474	1,487,100	1,436,041	15,164,209	20,137,966
Units purchased	930	88,482	61,349	1,416,874	2,673,510
Units redeemed	(10,022)	(17,560)	(181,911)	(1,910,134)	(1,951,036)
Units outstanding at end of year	118,382	1,558,022	1,315,479	14,670,949	20,860,440

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

32	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP Mod Conserv, Cl 2	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 2	VP Ptnrs Intl Core Eq, Cl 2	VP Ptnrs Intl Gro, Cl 2
Operations
Investment income (loss) — net	$(11,685)	$50	$—	$573	$—
Net realized gain (loss) on sales of investments	24,177	(46)	—	(1,418)	(4,788)
Distributions from capital gains	—	26	—	5,724	12,283
Net change in unrealized appreciation or depreciation of investments	(431,482)	(558)	(192)	(12,674)	(79,590)
Net increase (decrease) in net assets resulting from operations	(418,990)	(528)	(192)	(7,795)	(72,095)

Contract transactions
Contract purchase payments	112,873	600	124	2,492	17,440
Net transfers(1)	(219)	283	—	(4,173)	(23,962)
Transfers for policy loans	18,687	—	—	(1,461)	(1,160)
Policy charges	(171,430)	(440)	—	(1,664)	(7,337)
Contract terminations:
Surrender benefits	(109,022)	—	—	—	(402)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(149,111)	443	124	(4,806)	(15,421)
Net assets at beginning of year	2,569,622	3,917	1,077	40,011	268,034
Net assets at end of year	$2,001,521	$3,832	$1,009	$27,410	$180,518

Accumulation unit activity
Units outstanding at beginning of year	1,425,217	3,046	320	23,312	134,375
Units purchased	98,092	807	45	1,773	11,535
Units redeemed	(199,718)	(393)	—	(5,213)	(22,153)
Units outstanding at end of year	1,323,591	3,460	365	19,872	123,757

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT	33

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP Ptnrs Intl Val, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	WA Var Global Hi Yd Bond, Cl II
Operations
Investment income (loss) — net	$1,692	$—	$—	$530
Net realized gain (loss) on sales of investments	(2,349)	708	12	(345)
Distributions from capital gains	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(9,590)	(10,289)	(848)	(1,680)
Net increase (decrease) in net assets resulting from operations	(10,247)	(9,581)	(836)	(1,495)

Contract transactions
Contract purchase payments	3,437	1,960	557	1,077
Net transfers(1)	(23,161)	(1,528)	—	—
Transfers for policy loans	(2,407)	—	—	(1,122)
Policy charges	(1,528)	(688)	(239)	(632)
Contract terminations:
Surrender benefits	—	—	—	—
Death benefits	—	—	—	—
Increase (decrease) from transactions	(23,659)	(256)	318	(677)
Net assets at beginning of year	89,961	33,766	6,314	10,300
Net assets at end of year	$56,055	$23,929	$5,796	$8,128

Accumulation unit activity
Units outstanding at beginning of year	62,150	12,078	2,767	7,336
Units purchased	2,652	909	275	862
Units redeemed	(20,917)	(909)	(117)	(1,477)
Units outstanding at end of year	43,885	12,078	2,925	6,721

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

34	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021	AB VPS Dyn Asset Alloc, Cl B	AB VPS Lg Cap Gro, Cl B	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III
Operations
Investment income (loss) — net	$7	$(7,955)	$(5,354)	$(6,986)	$5,065
Net realized gain (loss) on sales of investments	—	176,528	27,966	84,137	3,401
Distributions from capital gains	—	147,296	72,172	217,212	—
Net change in unrealized appreciation or depreciation of investments	36	204,131	214,602	(151,642)	133,373
Net increase (decrease) in net assets resulting from operations	43	520,000	309,386	142,721	141,839

Contract transactions
Contract purchase payments	—	128,718	47,859	97,058	21,672
Net transfers(1)	(1)	(260,415)	(888)	(59,634)	(145,778)
Transfers for policy loans	—	(91,049)	(4,160)	(13,741)	2,989
Policy charges	—	(35,810)	(28,661)	(30,268)	(3,357)
Contract terminations:
Surrender benefits	—	(75,074)	(35,660)	(36,219)	(59,960)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(1)	(333,630)	(21,510)	(42,804)	(184,434)
Net assets at beginning of year	483	2,021,964	1,290,793	1,836,982	432,183
Net assets at end of year	$525	$2,208,334	$1,578,669	$1,936,899	$389,588

Accumulation unit activity
Units outstanding at beginning of year	—	409,788	299,955	380,384	708,785
Units purchased	—	38,578	18,870	27,266	29,739
Units redeemed	—	(98,557)	(21,316)	(36,764)	(274,999)
Units outstanding at end of year	—	349,809	297,509	370,886	463,525

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT	35

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	AC VP Val, Cl II	BlackRock Global Alloc, Cl III	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2
Operations
Investment income (loss) — net	$28,678	$1,690	$(147,020)	$—	$—
Net realized gain (loss) on sales of investments	48,816	6,826	991,893	19	4,516
Distributions from capital gains	—	88,902	—	—	—
Net change in unrealized appreciation or depreciation of investments	412,283	(68,466)	1,562,877	6,806	25,437
Net increase (decrease) in net assets resulting from operations	489,777	28,952	2,407,750	6,825	29,953

Contract transactions
Contract purchase payments	93,637	24,656	709,600	2,415	19,000
Net transfers(1)	(49,995)	24,773	134,867	2,486	(1,065)
Transfers for policy loans	2,791	(3,813)	(239,239)	882	(6,787)
Policy charges	(47,330)	(8,569)	(842,477)	(743)	(3,073)
Contract terminations:
Surrender benefits	(66,606)	(31,663)	(693,363)	—	—
Death benefits	—	—	(10,693)	—	—
Increase (decrease) from contract transactions	(67,503)	5,384	(941,305)	5,040	8,075
Net assets at beginning of year	2,098,850	501,968	17,720,935	18,886	119,986
Net assets at end of year	$2,521,124	$536,304	$19,187,380	$30,751	$158,014

Accumulation unit activity
Units outstanding at beginning of year	1,206,270	333,952	6,626,966	30,599	48,746
Units purchased	67,129	39,200	302,101	8,127	6,961
Units redeemed	(91,727)	(37,091)	(660,941)	(985)	(3,921)
Units outstanding at end of year	1,181,672	336,061	6,268,126	37,741	51,786

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

36	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Disciplined Core, Cl 2	Col VP Divd Opp, Cl 2	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 2	Col VP Global Strategic Inc, Cl 2
Operations
Investment income (loss) — net	$—	$—	$647	$4,151	$3,570
Net realized gain (loss) on sales of investments	7,889	764	(1)	1,683	(131)
Distributions from capital gains	—	—	—	17,947	—
Net change in unrealized appreciation or depreciation of investments	100,683	22,050	(942)	(61,006)	(2,492)
Net increase (decrease) in net assets resulting from operations	108,572	22,814	(296)	(37,225)	947

Contract transactions
Contract purchase payments	24,192	5,827	1,169	42,463	5,671
Net transfers(1)	(2,965)	(856)	9,478	6,887	(4,635)
Transfers for policy loans	(1,283)	—	—	(464)	(22)
Policy charges	(12,360)	(2,228)	(279)	(17,653)	(2,468)
Contract terminations:
Surrender benefits	—	—	—	1	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	7,584	2,743	10,368	31,234	(1,454)
Net assets at beginning of year	332,912	87,830	11,475	461,317	93,144
Net assets at end of year	$449,068	$113,387	$21,547	$455,326	$92,637

Accumulation unit activity
Units outstanding at beginning of year	121,275	43,101	8,269	234,735	93,264
Units purchased	7,456	2,429	7,854	24,715	5,648
Units redeemed	(5,204)	(1,331)	(205)	(9,048)	(7,104)
Units outstanding at end of year	123,527	44,199	15,918	250,402	91,808

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT	37

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Govt Money Mkt, Cl 2	Col VP Hi Yield Bond, Cl 2	Col VP Inc Opp, Cl 2	Col VP Inter Bond, Cl 2	Col VP Lg Cap Gro, Cl 2
Operations
Investment income (loss) — net	$47	$14,452	$2,573	$2,066	$—
Net realized gain (loss) on sales of investments	—	459	637	671	4,313
Distributions from capital gains	51	—	—	4,831	—
Net change in unrealized appreciation or depreciation of investments	—	(1,025)	(1,696)	(7,916)	75,093
Net increase (decrease) in net assets resulting from operations	98	13,886	1,514	(348)	79,406

Contract transactions
Contract purchase payments	111,630	27,249	3,988	16,307	68,534
Net transfers(1)	16,841	(12,002)	(9,539)	(12,433)	(9,420)
Transfers for policy loans	718	(385)	—	—	40
Policy charges	(24,025)	(8,886)	(737)	(2,246)	(7,617)
Contract terminations:
Surrender benefits	(395)	—	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	104,769	5,976	(6,288)	1,628	51,537
Net assets at beginning of year	387,422	289,640	36,085	64,873	261,127
Net assets at end of year	$492,289	$309,502	$31,311	$66,153	$392,070

Accumulation unit activity
Units outstanding at beginning of year	374,776	185,211	23,621	47,510	72,950
Units purchased	124,975	17,008	2,568	12,001	16,664
Units redeemed	(23,622)	(13,349)	(6,508)	(10,779)	(4,278)
Units outstanding at end of year	476,129	188,870	19,681	48,732	85,336

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

38	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 2	Col VP Overseas Core, Cl 2	Col VP Select Lg Cap Val, Cl 2
Operations
Investment income (loss) — net	$(66,430)	$5,048	$172	$1,721	$—
Net realized gain (loss) on sales of investments	752,120	4,552	(77)	434	2,597
Distributions from capital gains	—	—	455	3,244	—
Net change in unrealized appreciation or depreciation of investments	2,455,936	(19,295)	(846)	7,740	18,651
Net increase (decrease) in net assets resulting from operations	3,141,626	(9,695)	(296)	13,139	21,248

Contract transactions
Contract purchase payments	374,064	9,928	2,448	20,236	12,697
Net transfers(1)	(12,387)	92,022	(1,639)	10,132	(4,469)
Transfers for policy loans	(412,166)	(17,824)	—	—	23
Policy charges	(240,052)	(10,079)	(317)	(5,162)	(3,443)
Contract terminations:
Surrender benefits	(184,210)	—	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(474,751)	74,047	492	25,206	4,808
Net assets at beginning of year	11,530,368	616,779	9,513	131,620	80,784
Net assets at end of year	$14,197,243	$681,131	$9,709	$169,965	$106,840

Accumulation unit activity
Units outstanding at beginning of year	3,143,989	568,690	6,022	80,231	32,012
Units purchased	122,260	93,086	1,685	17,074	4,285
Units redeemed	(254,310)	(25,910)	(1,340)	(2,898)	(2,691)
Units outstanding at end of year	3,011,939	635,866	6,367	94,407	33,606

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT	39

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Select Mid Cap Gro, Cl 2	Col VP Select Mid Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 2	Col VP Strategic Inc, Cl 2	Col VP US Govt Mtge, Cl 2
Operations
Investment income (loss) — net	$—	$—	$—	$8,165	$118
Net realized gain (loss) on sales of investments	1,536	2,105	4,130	1,678	2
Distributions from capital gains	—	—	—	—	104
Net change in unrealized appreciation or depreciation of investments	13,467	26,468	21,643	(7,331)	(312)
Net increase (decrease) in net assets resulting from operations	15,003	28,573	25,773	2,512	(88)

Contract transactions
Contract purchase payments	8,327	17,544	19,310	45,047	560
Net transfers(1)	—	(3,353)	(2,736)	34,843	675
Transfers for policy loans	(1,359)	—	250	(212)	—
Policy charges	(2,725)	(4,098)	(4,878)	(80,595)	(129)
Contract terminations:
Surrender benefits	—	—	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	4,243	10,093	11,946	(917)	1,106
Net assets at beginning of year	89,800	83,922	81,614	153,780	5,639
Net assets at end of year	$109,046	$122,588	$119,333	$155,375	$6,657

Accumulation unit activity
Units outstanding at beginning of year	28,301	35,499	36,703	110,756	4,491
Units purchased	2,441	6,344	7,233	56,658	977
Units redeemed	(1,185)	(2,552)	(2,850)	(57,302)	(102)
Units outstanding at end of year	29,557	39,291	41,086	110,112	5,366

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

40	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	CTIVP AC Div Bond, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP CenterSquare Real Est, Cl 2	CTIVP MFS Val, Cl 2	CTIVP MS Adv, Cl 2
Operations
Investment income (loss) — net	$353	$113	$2,364	$—	$—
Net realized gain (loss) on sales of investments	(2)	234	538	7,338	514
Distributions from capital gains	360	414	20,325	—	—
Net change in unrealized appreciation or depreciation of investments	(611)	84	48,312	31,865	(5,431)
Net increase (decrease) in net assets resulting from operations	100	845	71,539	39,203	(4,917)

Contract transactions
Contract purchase payments	2,280	4,386	16,550	13,652	13,993
Net transfers(1)	15,320	(4,115)	23,387	(3,898)	24,687
Transfers for policy loans	—	(210)	(218)	(3,234)	—
Policy charges	(131)	(1,056)	(5,855)	(2,534)	(2,552)
Contract terminations:
Surrender benefits	(97)	—	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	17,372	(995)	33,864	3,986	36,128
Net assets at beginning of year	676	21,049	145,689	153,186	59,252
Net assets at end of year	$18,148	$20,899	$251,092	$196,375	$90,463

Accumulation unit activity
Units outstanding at beginning of year	445	15,878	95,379	65,272	12,972
Units purchased	13,567	3,301	24,341	5,232	8,280
Units redeemed	(101)	(4,084)	(3,299)	(3,623)	(546)
Units outstanding at end of year	13,911	15,095	116,421	66,881	20,706

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT	41

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	CTIVP Prin Blue Chip Gro, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Westfield Mid Cap Gro, Cl 2
Operations
Investment income (loss) — net	$—	$—	$287	$—	$—
Net realized gain (loss) on sales of investments	1,093	91	10	16,880	4,151
Distributions from capital gains	—	—	1,106	—	—
Net change in unrealized appreciation or depreciation of investments	10,868	17,314	(1,690)	92,472	7,569
Net increase (decrease) in net assets resulting from operations	11,961	17,405	(287)	109,352	11,720

Contract transactions
Contract purchase payments	5,618	6,769	2,523	43,260	20,237
Net transfers(1)	(89)	17,716	1,412	(40,295)	(10,725)
Transfers for policy loans	—	—	—	(1,783)	—
Policy charges	(3,450)	(622)	(798)	(7,282)	(333)
Contract terminations:
Surrender benefits	—	—	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	2,079	23,863	3,137	(6,100)	9,179
Net assets at beginning of year	64,597	56,605	23,144	342,599	60,570
Net assets at end of year	$78,637	$97,873	$25,994	$445,851	$81,469

Accumulation unit activity
Units outstanding at beginning of year	17,468	29,102	18,232	129,549	20,306
Units purchased	1,374	11,435	3,174	13,617	6,774
Units redeemed	(864)	(276)	(636)	(15,005)	(3,618)
Units outstanding at end of year	17,978	40,261	20,770	128,161	23,462

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

42	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Del Ivy VIP Asset Strategy, Cl II	DWS Alt Asset Alloc VIP, Cl B	Fid VIP Contrafund, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Strategic Inc, Serv Cl 2
Operations
Investment income (loss) — net	$755	$3,764	$(31,875)	$(1,061)	$922
Net realized gain (loss) on sales of investments	7,799	1,500	295,153	78,888	78
Distributions from capital gains	7,409	—	792,424	975,769	591
Net change in unrealized appreciation or depreciation of investments	(7,643)	23,098	423,015	202,336	(358)
Net increase (decrease) in net assets resulting from operations	8,320	28,362	1,478,717	1,255,932	1,233

Contract transactions
Contract purchase payments	5,662	20,792	183,591	223,272	6,527
Net transfers(1)	(15,828)	(8,215)	(167,293)	(83,898)	(722)
Transfers for policy loans	—	(369)	(16,004)	(1,639)	882
Policy charges	(766)	(8,472)	(100,379)	(109,411)	(1,626)
Contract terminations:
Surrender benefits	(46,645)	—	(379,030)	(96,983)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(57,577)	3,736	(479,115)	(68,659)	5,061
Net assets at beginning of year	123,519	233,319	5,735,955	5,083,385	31,922
Net assets at end of year	$74,262	$265,417	$6,735,557	$6,270,658	$38,216

Accumulation unit activity
Units outstanding at beginning of year	94,146	199,180	1,641,881	2,664,288	23,233
Units purchased	3,976	16,138	78,636	103,143	5,318
Units redeemed	(47,619)	(13,568)	(206,926)	(131,315)	(1,687)
Units outstanding at end of year	50,503	201,750	1,513,591	2,636,116	26,864

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT	43

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Multi-Strategy Alt, Advisor	Invesco VI Bal Risk Alloc, Ser II
Operations
Investment income (loss) — net	$13,913	$44,020	$14,864	$402	$7,492
Net realized gain (loss) on sales of investments	1,432	(291)	9,222	344	654
Distributions from capital gains	—	—	78,343	—	9,759
Net change in unrealized appreciation or depreciation of investments	34,393	254,517	503,155	634	6,352
Net increase (decrease) in net assets resulting from operations	49,738	298,246	605,584	1,380	24,257

Contract transactions
Contract purchase payments	12,272	78,586	88,831	1,955	8,204
Net transfers(1)	2,393	(38,080)	155,873	6,191	6,223
Transfers for policy loans	(3,567)	(3,670)	(92,863)	(8)	9,029
Policy charges	(8,016)	(31,021)	(68,098)	(310)	(1,934)
Contract terminations:
Surrender benefits	(77)	(61,155)	(53,568)	(5,599)	(3,683)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	3,005	(55,340)	30,175	2,229	17,839
Net assets at beginning of year	308,714	1,607,135	2,456,341	40,499	280,359
Net assets at end of year	$361,457	$1,850,041	$3,092,100	$44,108	$322,455

Accumulation unit activity
Units outstanding at beginning of year	252,257	704,588	682,647	39,626	207,239
Units purchased	25,457	32,009	60,632	7,637	28,702
Units redeemed	(24,143)	(46,327)	(51,127)	(5,831)	(17,402)
Units outstanding at end of year	253,571	690,270	692,152	41,432	218,539

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

44	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Mn St Sm Cap, Ser II	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Flex Bd, Serv
Operations
Investment income (loss) — net	$(12,465)	$67,851	$(3,593)	$376	$132
Net realized gain (loss) on sales of investments	223,264	(10,861)	56,957	127	(1)
Distributions from capital gains	130,255	—	117,138	407	193
Net change in unrealized appreciation or depreciation of investments	(1,633)	(131,796)	170,089	7,601	(370)
Net increase (decrease) in net assets resulting from operations	339,421	(74,806)	340,591	8,511	(46)

Contract transactions
Contract purchase payments	115,658	59,209	80,593	7,418	2,608
Net transfers(1)	(168,020)	55,059	(1,095)	271	—
Transfers for policy loans	(352,587)	14,840	4,698	(497)	—
Policy charges	(28,940)	(44,296)	(27,672)	(359)	(305)
Contract terminations:
Surrender benefits	(49,401)	(73,539)	(57,786)	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(483,290)	11,273	(1,262)	6,833	2,303
Net assets at beginning of year	2,338,414	1,835,192	1,566,446	46,005	5,864
Net assets at end of year	$2,194,545	$1,771,659	$1,905,775	$61,349	$8,121

Accumulation unit activity
Units outstanding at beginning of year	734,205	1,149,791	521,008	33,093	4,428
Units purchased	65,161	90,027	43,061	5,217	2,006
Units redeemed	(249,629)	(84,383)	(55,699)	(562)	(233)
Units outstanding at end of year	549,737	1,155,435	508,370	37,748	6,201

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT	45

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	NB AMT Sus Eq, Cl S
Operations
Investment income (loss) — net	$(3,899)	$673	$11,459	$(13,742)	$39
Net realized gain (loss) on sales of investments	39,359	1,330	22,322	273,490	74
Distributions from capital gains	34,380	—	38,126	821,998	428
Net change in unrealized appreciation or depreciation of investments	46,898	1,300	67,133	(1,269,722)	3,526
Net increase (decrease) in net assets resulting from operations	116,738	3,303	139,040	(187,976)	4,067

Contract transactions
Contract purchase payments	31,000	589	54,479	57,345	10,027
Net transfers(1)	(11,258)	(10,233)	(31,197)	(316,541)	—
Transfers for policy loans	(1,502)	(3,406)	(4,492)	(282,569)	—
Policy charges	(12,397)	(779)	(45,072)	(35,166)	(770)
Contract terminations:
Surrender benefits	(37,238)	—	(33,552)	(9,007)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(31,395)	(13,829)	(59,834)	(585,938)	9,257
Net assets at beginning of year	611,904	40,157	1,083,496	2,293,053	10,578
Net assets at end of year	$697,247	$29,631	$1,162,702	$1,519,139	$23,902

Accumulation unit activity
Units outstanding at beginning of year	151,557	30,233	340,176	265,755	3,878
Units purchased	8,087	415	23,508	8,655	3,487
Units redeemed	(17,039)	(10,786)	(35,265)	(90,996)	(252)
Units outstanding at end of year	142,605	19,862	328,419	183,414	7,113

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

46	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	Temp Global Bond, Cl 2
Operations
Investment income (loss) — net	$31	$113,537	$143	$4,619	$(875)
Net realized gain (loss) on sales of investments	106	45,236	20	511	(3,519)
Distributions from capital gains	1,837	—	672	17,896	—
Net change in unrealized appreciation or depreciation of investments	1,839	(2,107)	(105)	(27,955)	(6,290)
Net increase (decrease) in net assets resulting from operations	3,813	156,666	730	(4,929)	(10,684)

Contract transactions
Contract purchase payments	2,511	47,701	552	4,429	10,832
Net transfers(1)	7,165	(146,292)	—	136,831	(2,672)
Transfers for policy loans	—	(251,681)	—	(91)	(2,522)
Policy charges	(925)	(22,128)	(151)	(4,436)	(4,122)
Contract terminations:
Surrender benefits	(84)	(88,184)	—	(2,432)	(3,648)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	8,667	(460,584)	401	134,301	(2,132)
Net assets at beginning of year	18,843	1,123,497	5,604	296,820	199,638
Net assets at end of year	$31,323	$819,579	$6,735	$426,192	$186,822

Accumulation unit activity
Units outstanding at beginning of year	16,202	649,051	3,796	237,378	208,876
Units purchased	7,649	29,258	353	125,566	13,529
Units redeemed	(736)	(294,037)	(98)	(13,920)	(16,385)
Units outstanding at end of year	23,115	384,272	4,051	349,024	206,020

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT	47

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Conserv, Cl 2	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2
Operations
Investment income (loss) — net	$14,235	$(76,900)	$(4,526)	$(769)	$(978)
Net realized gain (loss) on sales of investments	1,078	1,966,410	68,302	905	1,491
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(33,552)	1,454,951	(49,557)	2,569	8,170
Net increase (decrease) in net assets resulting from operations	(18,239)	3,344,461	14,219	2,705	8,683

Contract transactions
Contract purchase payments	5,094	1,043,873	53,510	—	1,119
Net transfers(1)	19,233	536,123	5,503	25,890	17,387
Transfers for policy loans	(67)	(70,997)	(1,733)	—	(1,154)
Policy charges	(1,549)	(387,940)	(38,771)	(2,310)	(5,803)
Contract terminations:
Surrender benefits	(1,803)	(861,917)	(275,075)	(397)	(7,845)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	20,908	259,142	(256,566)	23,183	3,704
Net assets at beginning of year	141,901	21,679,137	875,562	116,846	162,798
Net assets at end of year	$144,570	$25,282,740	$633,215	$142,734	$175,185

Accumulation unit activity
Units outstanding at beginning of year	92,263	10,139,429	579,009	91,844	124,236
Units purchased	23,468	2,332,682	183,543	28,269	14,032
Units redeemed	(5,726)	(1,890,635)	(345,998)	(9,347)	(10,794)
Units outstanding at end of year	110,005	10,581,476	416,554	110,766	127,474

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

48	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod Aggr, Cl 2	VP Mod Conserv, Cl 2
Operations
Investment income (loss) — net	$(6,673)	$(6,931)	$(165,300)	$(196,274)	$(14,666)
Net realized gain (loss) on sales of investments	11,195	24,408	2,499,972	3,821,854	256,831
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	231,949	146,209	37,936	1,189,108	(121,157)
Net increase (decrease) in net assets resulting from operations	236,471	163,686	2,372,608	4,814,688	121,008

Contract transactions
Contract purchase payments	66,256	73,314	1,335,041	2,195,886	162,743
Net transfers(1)	26,245	225,177	437,052	247,980	250,639
Transfers for policy loans	4,411	85	(58,985)	(1,138,746)	17,979
Policy charges	(19,008)	(66,709)	(920,764)	(1,002,542)	(173,700)
Contract terminations:
Surrender benefits	(3,625)	(13,703)	(1,105,367)	(1,013,957)	(187,116)
Death benefits	—	—	(16,574)	(187,897)	—
Increase (decrease) from contract transactions	74,279	218,164	(329,597)	(899,276)	70,545
Net assets at beginning of year	2,035,394	1,765,255	28,331,476	40,777,419	2,378,069
Net assets at end of year	$2,346,144	$2,147,105	$30,374,487	$44,692,831	$2,569,622

Accumulation unit activity
Units outstanding at beginning of year	1,439,040	1,278,695	15,046,682	20,341,791	1,395,930
Units purchased	64,536	217,051	3,619,663	4,434,078	581,708
Units redeemed	(16,476)	(59,705)	(3,502,136)	(4,637,903)	(552,421)
Units outstanding at end of year	1,487,100	1,436,041	15,164,209	20,137,966	1,425,217

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT	49

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 2	VP Ptnrs Intl Core Eq, Cl 2	VP Ptnrs Intl Gro, Cl 2	VP Ptnrs Intl Val, Cl 2
Operations
Investment income (loss) — net	$44	$—	$754	$—	$1,738
Net realized gain (loss) on sales of investments	7	1	2,144	1,842	6
Distributions from capital gains	95	—	—	11,352	—
Net change in unrealized appreciation or depreciation of investments	(194)	225	2,286	11,185	7,152
Net increase (decrease) in net assets resulting from operations	(48)	226	5,184	24,379	8,896

Contract transactions
Contract purchase payments	280	120	2,008	35,504	3,741
Net transfers(1)	586	—	(6,414)	(622)	2,218
Transfers for policy loans	—	—	—	681	—
Policy charges	(348)	—	(1,445)	(6,712)	(1,374)
Contract terminations:
Surrender benefits	—	—	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	518	120	(5,851)	28,851	4,585
Net assets at beginning of year	3,447	731	40,678	214,804	76,480
Net assets at end of year	$3,917	$1,077	$40,011	$268,034	$89,961

Accumulation unit activity
Units outstanding at beginning of year	2,633	279	26,824	118,814	58,985
Units purchased	691	41	1,232	19,453	4,128
Units redeemed	(278)	—	(4,744)	(3,892)	(963)
Units outstanding at end of year	3,046	320	23,312	134,375	62,150

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

50	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	WA Var Global Hi Yd Bond, Cl II
Operations
Investment income (loss) — net	$—	$—	$423
Net realized gain (loss) on sales of investments	14,044	90	9
Distributions from capital gains	—	—	—
Net change in unrealized appreciation or depreciation of investments	(8,712)	1,138	(375)
Net increase (decrease) in net assets resulting from operations	5,332	1,228	57

Contract transactions
Contract purchase payments	2,916	449	1,062
Net transfers(1)	(35,022)	(267)	4,971
Transfers for policy loans	—	—	—
Policy charges	(1,111)	(195)	(290)
Contract terminations:
Surrender benefits	—	(21)	(103)
Death benefits	—	—	—
Increase (decrease) from contract transactions	(33,217)	(34)	5,640
Net assets at beginning of year	61,651	5,120	4,603
Net assets at end of year	$33,766	$6,314	$10,300

Accumulation unit activity
Units outstanding at beginning of year	23,822	2,766	3,239
Units purchased	1,058	207	4,303
Units redeemed	(12,802)	(206)	(206)
Units outstanding at end of year	12,078	2,767	7,336

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT	51

Notes to Financial Statements

1.  ORGANIZATION

RiverSource of New York Account 8 (the Account) was established under New York law as a segregated asset account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the New York State Department of Financial Services.

The Account is used as a funding vehicle for RiverSource® Variable Universal Life 5 (VUL 5) and RiverSource® Variable Universal Life 5 – Estate Series (VUL 5 – ES) policies issued by RiverSource Life of NY.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund offered through VUL 5 and VUL 5 – ES policies and the corresponding division name are provided below. There are various other divisions offered in the Account that are not available under VUL 5 and VUL 5 – ES policies. Each division is comprised of subaccounts. Individual variable life insurance policies invest in subaccounts. For each division, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2022, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below. These financial statements are of the Divisions of the Account offered through VUL 5 and VUL 5 – ES.

Division	Fund
AB VPS Dyn Asset Alloc, Cl B	AB VPS Dynamic Asset Allocation Portfolio (Class B)
AB VPS Lg Cap Gro, Cl B	AB VPS Large Cap Growth Portfolio (Class B)
Allspg VT Opp, Cl 2	Allspring VT Opportunity Fund – Class 2
Allspg VT Sm Cap Gro, Cl 2	Allspring VT Small Cap Growth Fund – Class 2
ALPS Alerian Engy Infr, Class III	ALPS/Alerian Energy Infrastructure Portfolio: Class III
AC VP Val, Cl II	American Century VP Value, Class II
BlackRock Global Alloc, Cl III	BlackRock Global Allocation V.I. Fund (Class III)
Calvert VP EAFE Intl Index, Cl F	Calvert VP EAFE International Index Portfolio – Class F(1)
Calvert VP Nasdaq 100 Index, Cl F	Calvert VP Nasdaq 100 Index Portfolio – Class F(1)
Calv VP Russ 2000 Sm Cap Ind, Cl F	Calvert VP Russell 2000® Small Cap Index Portfolio – Class F(1)
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Commodity Strategy, Cl 2	Columbia Variable Portfolio – Commodity Strategy Fund (Class 2)
Col VP Contrarian Core, Cl 2	Columbia Variable Portfolio – Contrarian Core Fund (Class 2)
Col VP Disciplined Core, Cl 2	Columbia Variable Portfolio – Disciplined Core Fund (Class 2)
Col VP Divd Opp, Cl 2	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 2)
Col VP Emerg Mkts Bond, Cl 2	Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2)
Col VP Emer Mkts, Cl 2	Columbia Variable Portfolio – Emerging Markets Fund (Class 2)
Col VP Global Strategic Inc, Cl 2	Columbia Variable Portfolio – Global Strategic Income Fund (Class 2)
Col VP Govt Money Mkt, Cl 2	Columbia Variable Portfolio – Government Money Market Fund (Class 2)
Col VP Hi Yield Bond, Cl 2	Columbia Variable Portfolio – High Yield Bond Fund (Class 2)
Col VP Inc Opp, Cl 2	Columbia Variable Portfolio – Income Opportunities Fund (Class 2)
Col VP Inter Bond, Cl 2	Columbia Variable Portfolio – Intermediate Bond Fund (Class 2)
Col VP Lg Cap Gro, Cl 2	Columbia Variable Portfolio – Large Cap Growth Fund (Class 2)
Col VP Lg Cap Index, Cl 3	Columbia Variable Portfolio – Large Cap Index Fund (Class 3)
Col VP Limited Duration Cr, Cl 2	Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2)
Col VP Long Govt/Cr Bond, Cl 2	Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2)
Col VP Overseas Core, Cl 2	Columbia Variable Portfolio – Overseas Core Fund (Class 2)
Col VP Select Lg Cap Val, Cl 2	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 2)
Col VP Select Mid Cap Gro, Cl 2	Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 2) (previously Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2))
Col VP Select Mid Cap Val, Cl 2	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 2)
Col VP Select Sm Cap Val, Cl 2	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2)
Col VP Sel Gbl Tech, Cl 2	Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)(1)
Col VP Strategic Inc, Cl 2	Columbia Variable Portfolio – Strategic Income Fund (Class 2)
Col VP US Govt Mtge, Cl 2	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 2)
CTIVP AC Div Bond, Cl 2	CTIVP® – American Century Diversified Bond Fund (Class 2)
CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 2)
CTIVP CenterSquare Real Est, Cl 2	CTIVP® – CenterSquare Real Estate Fund (Class 2)
CTIVP MFS Val, Cl 2	CTIVP® – MFS® Value Fund (Class 2)
CTIVP MS Adv, Cl 2	CTIVP® – Morgan Stanley Advantage Fund (Class 2)
CTIVP Prin Blue Chip Gro, Cl 2	CTIVP® – Principal Blue Chip Growth Fund (Class 2) (previously CTIVP® – Loomis Sayles Growth Fund (Class 2))

52	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT

Division	Fund
CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP® – T. Rowe Price Large Cap Value Fund (Class 2)
CTIVP TCW Core Plus Bond, Cl 2	CTIVP® – TCW Core Plus Bond Fund (Class 2)
CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP® – Victory Sycamore Established Value Fund (Class 2)
CTIVP Westfield Mid Cap Gro, Cl 2	CTIVP® – Westfield Mid Cap Growth Fund (Class 2)
Del Ivy VIP Asset Strategy, Cl II	Delaware Ivy VIP Asset Strategy, Class II
DWS Alt Asset Alloc VIP, Cl B	DWS Alternative Asset Allocation VIP, Class B
Fid VIP Contrafund, Serv Cl 2	Fidelity® VIP ContrafundSM Portfolio Service Class 2
Fid VIP Mid Cap, Serv Cl 2	Fidelity® VIP Mid Cap Portfolio Service Class 2
Fid VIP Strategic Inc, Serv Cl 2	Fidelity® VIP Strategic Income Portfolio Service Class 2
Frank Inc, Cl 2	Franklin Income VIP Fund – Class 2
Frank Mutual Shares, Cl 2	Franklin Mutual Shares VIP Fund – Class 2
Frank Sm Cap Val, Cl 2	Franklin Small Cap Value VIP Fund – Class 2
GS VIT Multi-Strategy Alt, Advisor	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares
Invesco VI Bal Risk Alloc, Ser II	Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares
Invesco VI Global, Ser II	Invesco V.I. Global Fund, Series II Shares
Invesco VI Gbl Strat Inc, Ser II	Invesco V.I. Global Strategic Income Fund, Series II Shares
Invesco VI Mn St Sm Cap, Ser II	Invesco V.I. Main Street Small Cap Fund®, Series II Shares
Invesco VI Tech, Ser II	Invesco V.I. Technology Fund, Series II Shares(1)
Janus Henderson VIT Bal, Serv	Janus Henderson VIT Balanced Portfolio: Service Shares
Janus Henderson VIT Flex Bd, Serv	Janus Henderson VIT Flexible Bond Portfolio: Service Shares
Janus Henderson VIT Res, Serv	Janus Henderson VIT Research Portfolio: Service Shares
Lazard Ret Global Dyn MA, Serv	Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares
MFS Utilities, Serv Cl	MFS® Utilities Series – Service Class
MS VIF Dis, Cl II	Morgan Stanley VIF Discovery Portfolio, Class II Shares
NB AMT Sus Eq, Cl S	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)
NB AMT US Eq Index PW Strat, Cl S	Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S)
PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset Portfolio, Advisor Class
PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Global Managed Asset Allocation Portfolio, Advisor Class
PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Total Return Portfolio, Advisor Class
Put VT Global Hlth Care, Cl IB	Putnam VT Global Health Care Fund – Class IB Shares(2)
Temp Global Bond, Cl 2	Templeton Global Bond VIP Fund – Class 2
VanEck VIP Global Gold, Cl S	VanEck VIP Global Gold Fund (Class S Shares)
VP Aggr, Cl 2	Variable Portfolio – Aggressive Portfolio (Class 2)
VP Conserv, Cl 2	Variable Portfolio – Conservative Portfolio (Class 2)
VP Man Vol Conserv, Cl 2	Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
VP Man Vol Conserv Gro, Cl 2	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
VP Man Vol Gro, Cl 2	Variable Portfolio – Managed Volatility Growth Fund (Class 2)
VP Man Vol Mod Gro, Cl 2	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
VP Mod, Cl 2	Variable Portfolio – Moderate Portfolio (Class 2)
VP Mod Aggr, Cl 2	Variable Portfolio – Moderately Aggressive Portfolio (Class 2)
VP Mod Conserv, Cl 2	Variable Portfolio – Moderately Conservative Portfolio (Class 2)
VP Ptnrs Core Bond, Cl 2	Variable Portfolio – Partners Core Bond Fund (Class 2)
VP Ptnrs Core Eq, Cl 2	Variable Portfolio – Partners Core Equity Fund (Class 2)
VP Ptnrs Intl Core Eq, Cl 2	Variable Portfolio – Partners International Core Equity Fund (Class 2)
VP Ptnrs Intl Gro, Cl 2	Variable Portfolio – Partners International Growth Fund (Class 2)
VP Ptnrs Intl Val, Cl 2	Variable Portfolio – Partners International Value Fund (Class 2)
VP Ptnrs Sm Cap Gro, Cl 2	Variable Portfolio – Partners Small Cap Growth Fund (Class 2)
VP Ptnrs Sm Cap Val, Cl 2	Variable Portfolio – Partners Small Cap Value Fund (Class 2)
WA Var Global Hi Yd Bond, Cl II	Western Asset Variable Global High Yield Bond Portfolio – Class II

(1)	For the period May 2, 2022 (commencement of operations) to December 31, 2022.
(2)	Effective May 2, 2022, the Fund became an investment option under VUL 5 and VUL 5 – ES.

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life of NY.

RiverSource Life of NY serves as issuer of the policy.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT	53

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy. There were no transfers between levels in the period ended December 31, 2022.

Federal Income Taxes

RiverSource Life of NY is taxed as a life insurance company. The Account is treated as part of RiverSource Life of NY for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life of NY will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

Subsequent Events

Management has evaluated Account related events and transactions that occurred through the date the financial statements were issued. Management noted there were no items requiring adjustments or additional disclosures in the Account’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

3.  VARIABLE ACCOUNT EXPENSES

For VUL 5 and VUL 5 – ES policies, RiverSource Life of NY deducts a daily mortality and expense risk fee equal, on an annual basis, to 0.00% of the average daily net assets of each subaccount.

4.  POLICY CHARGES

A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which RiverSource Life of NY is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

A policy fee is deducted each month to reimburse RiverSource Life of NY for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies.

RiverSource Life of NY deducts a premium expense charge from each premium payment. It partially compensates RiverSource Life of NY for expenses associated with administering and distributing the policy, including the agents’ compensation, advertising and printing the prospectus and sales literature. It also compensates RiverSource Life of NY for paying premium taxes imposed by the state of New York on premiums received by insurance companies.

Each month RiverSource Life of NY deducts charges for any optional insurance benefits added to the policy by rider.

5.  SURRENDER CHARGES

RiverSource Life of NY may assess a surrender charge to help it recover certain expenses related to the issuance of the policy. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from surrender benefits paid by RiverSource Life of NY. Charges by RiverSource Life of NY for surrenders are not identified on an individual division basis.

54	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT

6.  RELATED PARTY TRANSACTIONS

RiverSource Life of NY is a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain affiliated funds to Ameriprise Financial and its affiliates.

Fee Agreement:	Fees Paid To:
Management Agreement	Columbia Management Investment Advisers, LLC
Shareholder Services Agreement	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.
Investment Advisory Agreement	Columbia Wanger Asset Management, LLC
Administrative Services Agreement	Columbia Wanger Asset Management, LLC

7.  INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended December 31, 2022 were as follows:

Division	Purchases
AB VPS Dyn Asset Alloc, Cl B	$159
AB VPS Lg Cap Gro, Cl B	518,261
Allspg VT Opp, Cl 2	289,936
Allspg VT Sm Cap Gro, Cl 2	381,363
ALPS Alerian Engy Infr, Class III	134,284
AC VP Val, Cl II	387,141
BlackRock Global Alloc, Cl III	55,103
Calvert VP EAFE Intl Index, Cl F	362
Calvert VP Nasdaq 100 Index, Cl F	472
Calv VP Russ 2000 Sm Cap Ind, Cl F	388
Col VP Bal, Cl 3	382,971
Col VP Commodity Strategy, Cl 2	13,215
Col VP Contrarian Core, Cl 2	26,789
Col VP Disciplined Core, Cl 2	26,066
Col VP Divd Opp, Cl 2	49,553
Col VP Emerg Mkts Bond, Cl 2	3,422
Col VP Emer Mkts, Cl 2	138,150
Col VP Global Strategic Inc, Cl 2	9,041
Col VP Govt Money Mkt, Cl 2	751,837
Col VP Hi Yield Bond, Cl 2	43,535
Col VP Inc Opp, Cl 2	18,635
Col VP Inter Bond, Cl 2	16,153
Col VP Lg Cap Gro, Cl 2	47,936
Col VP Lg Cap Index, Cl 3	673,389
Col VP Limited Duration Cr, Cl 2	1,729,438
Col VP Long Govt/Cr Bond, Cl 2	1,743
Col VP Overseas Core, Cl 2	41,359
Col VP Select Lg Cap Val, Cl 2	40,471
Col VP Select Mid Cap Gro, Cl 2	8,787
Col VP Select Mid Cap Val, Cl 2	26,300
Col VP Select Sm Cap Val, Cl 2	30,149
Col VP Sel Gbl Tech, Cl 2	8,990
Col VP Strategic Inc, Cl 2	63,855
Col VP US Govt Mtge, Cl 2	5,394
CTIVP AC Div Bond, Cl 2	3,418
CTIVP BR Gl Infl Prot Sec, Cl 2	3,975
CTIVP CenterSquare Real Est, Cl 2	60,104
CTIVP MFS Val, Cl 2	17,489
CTIVP MS Adv, Cl 2	3,094
CTIVP Prin Blue Chip Gro, Cl 2	6,934
CTIVP T Rowe Price LgCap Val, Cl 2	22,013
CTIVP TCW Core Plus Bond, Cl 2	2,147
CTIVP Vty Sycamore Estb Val, Cl 2	33,539
CTIVP Westfield Mid Cap Gro, Cl 2	4,646
Del Ivy VIP Asset Strategy, Cl II	8,899

Division	Purchases
DWS Alt Asset Alloc VIP, Cl B	$45,187
Fid VIP Contrafund, Serv Cl 2	559,452
Fid VIP Mid Cap, Serv Cl 2	529,832
Fid VIP Strategic Inc, Serv Cl 2	7,948
Frank Inc, Cl 2	117,801
Frank Mutual Shares, Cl 2	289,455
Frank Sm Cap Val, Cl 2	676,900
GS VIT Multi-Strategy Alt, Advisor	4,853
Invesco VI Bal Risk Alloc, Ser II	65,106
Invesco VI Global, Ser II	408,572
Invesco VI Gbl Strat Inc, Ser II	106,217
Invesco VI Mn St Sm Cap, Ser II	348,520
Invesco VI Tech, Ser II	173
Janus Henderson VIT Bal, Serv	27,677
Janus Henderson VIT Flex Bd, Serv	1,737
Janus Henderson VIT Res, Serv	165,786
Lazard Ret Global Dyn MA, Serv	5,255
MFS Utilities, Serv Cl	152,971
MS VIF Dis, Cl II	476,217
NB AMT Sus Eq, Cl S	22,013
NB AMT US Eq Index PW Strat, Cl S	7,205
PIMCO VIT All Asset, Advisor Cl	150,456
PIMCO VIT Glb Man As Alloc, Adv Cl	1,166
PIMCO VIT Tot Return, Advisor Cl	48,776
Put VT Global Hlth Care, Cl IB	221,482
Temp Global Bond, Cl 2	18,186
VanEck VIP Global Gold, Cl S	20,806
VP Aggr, Cl 2	2,820,280
VP Conserv, Cl 2	245,473
VP Man Vol Conserv, Cl 2	—
VP Man Vol Conserv Gro, Cl 2	951
VP Man Vol Gro, Cl 2	113,996
VP Man Vol Mod Gro, Cl 2	76,357
VP Mod, Cl 2	2,362,381
VP Mod Aggr, Cl 2	4,328,384
VP Mod Conserv, Cl 2	123,033
VP Ptnrs Core Bond, Cl 2	917
VP Ptnrs Core Eq, Cl 2	124
VP Ptnrs Intl Core Eq, Cl 2	9,718
VP Ptnrs Intl Gro, Cl 2	30,593
VP Ptnrs Intl Val, Cl 2	4,812
VP Ptnrs Sm Cap Gro, Cl 2	3,993
VP Ptnrs Sm Cap Val, Cl 2	389
WA Var Global Hi Yd Bond, Cl II	1,541

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT	55

8.  FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Dyn Asset Alloc, Cl B
2022	—	$1.25	to	$1.08	$0	2.56%	0.00%	to	0.90%	(18.68%)		to	(19.40%)
2021	—	$1.54	to	$1.34	$1	1.56%	0.00%	to	0.90%	9.28%		to	8.30%
2020	—	$1.41	to	$1.24	$0	1.45%	0.00%	to	0.90%	4.87%		to	3.92%
2019	—	$1.34	to	$1.19	$0	1.82%	0.00%	to	0.90%	15.24%		to	14.21%
2018	—	$1.16	to	$1.05	$0	1.60%	0.00%	to	0.90%	(7.35%)		to	(8.18%)
AB VPS Lg Cap Gro, Cl B
2022	392	$3.90	to	$3.76	$1,723	—	0.00%	to	0.90%	(28.69%)		to	(29.33%)
2021	350	$5.47	to	$5.32	$2,208	—	0.00%	to	0.90%	28.65%		to	27.50%
2020	410	$4.25	to	$4.17	$2,022	—	0.00%	to	0.90%	35.15%		to	33.94%
2019	357	$3.15	to	$3.11	$1,282	—	0.00%	to	0.90%	34.37%		to	33.16%
2018	292	$2.34	to	$2.34	$780	—	0.00%	to	0.90%	2.32%		to	1.40%
Allspg VT Opp, Cl 2
2022	287	$2.83	to	$4.79	$1,192	—	0.00%	to	0.90%	(20.81%)		to	(21.52%)
2021	298	$3.57	to	$6.11	$1,579	0.04%	0.00%	to	0.90%	24.78%		to	23.66%
2020	300	$2.86	to	$4.94	$1,291	0.43%	0.00%	to	0.90%	21.01%		to	19.92%
2019	354	$2.37	to	$4.12	$1,276	0.28%	0.00%	to	0.90%	31.46%		to	30.29%
2018	379	$1.80	to	$3.16	$1,048	0.19%	0.00%	to	0.90%	(7.15%)		to	(7.98%)
Allspg VT Sm Cap Gro, Cl 2
2022	367	$2.63	to	$5.34	$1,211	—	0.00%	to	0.90%	(34.42%)		to	(35.01%)
2021	371	$4.01	to	$8.21	$1,937	—	0.00%	to	0.90%	7.64%		to	6.68%
2020	380	$3.72	to	$7.70	$1,837	—	0.00%	to	0.90%	57.78%		to	56.37%
2019	381	$2.36	to	$4.92	$1,249	—	0.00%	to	0.90%	24.83%		to	23.71%
2018	368	$1.89	to	$3.98	$1,003	—	0.00%	to	0.90%	1.31%		to	0.40%
ALPS Alerian Engy Infr, Class III
2022	517	$1.24	to	$0.93	$504	4.42%	0.00%	to	0.90%	17.32%		to	16.27%
2021	464	$1.05	to	$0.80	$390	1.76%	0.00%	to	0.90%	37.78%		to	36.54%
2020	709	$0.77	to	$0.59	$432	2.76%	0.00%	to	0.90%	(25.12%)		to	(25.80%)
2019	526	$1.02	to	$0.79	$431	1.51%	0.00%	to	0.90%	20.41%		to	19.33%
2018	581	$0.85	to	$0.66	$397	2.09%	0.00%	to	0.90%	(18.95%)		to	(19.68%)
AC VP Val, Cl II
2022	1,156	$2.69	to	$3.97	$2,448	1.95%	0.00%	to	0.90%	0.31%		to	(0.59%)
2021	1,182	$2.68	to	$4.00	$2,521	1.60%	0.00%	to	0.90%	24.28%		to	23.17%
2020	1,206	$2.16	to	$3.24	$2,099	2.17%	0.00%	to	0.90%	0.83%		to	(0.07%)
2019	1,271	$2.14	to	$3.25	$2,214	1.97%	0.00%	to	0.90%	26.92%		to	25.78%
2018	1,397	$1.69	to	$2.58	$1,970	1.49%	0.00%	to	0.90%	(9.28%)		to	(10.09%)
BlackRock Global Alloc, Cl III
2022	318	$1.61	to	$1.26	$423	—	0.00%	to	0.90%	(16.07%)		to	(16.82%)
2021	336	$1.92	to	$1.51	$536	0.84%	0.00%	to	0.90%	6.42%		to	5.46%
2020	334	$1.80	to	$1.44	$502	1.40%	0.00%	to	0.90%	20.71%		to	19.63%
2019	319	$1.49	to	$1.20	$400	1.46%	0.00%	to	0.90%	17.75%		to	16.70%
2018	435	$1.27	to	$1.03	$468	0.86%	0.00%	to	0.90%	(7.58%)		to	(8.41%)
Calvert VP EAFE Intl Index, Cl F
2022	—	$0.98	to	$0.98	$0	5.68%	0.00%	to	0.00%	(1.64	%)(6)	to	(1.64	%)(6)
Calvert VP Nasdaq 100 Index, Cl F
2022	—	$0.85	to	$0.85	$0	0.31%	0.00%	to	0.00%	(16.12	%)(6)	to	(16.12	%)(6)
Calv VP Russ 2000 Sm Cap Ind, Cl F
2022	—	$0.95	to	$0.95	$0	1.32%	0.00%	to	0.00%	(5.66	%)(6)	to	(5.66	%)(6)
Col VP Bal, Cl 3
2022	5,946	$2.14	to	$2.33	$15,098	—	0.00%	to	0.90%	(16.74%)		to	(17.49%)
2021	6,268	$2.57	to	$2.83	$19,187	—	0.00%	to	0.90%	14.74%		to	13.71%
2020	6,627	$2.24	to	$2.49	$17,721	—	0.00%	to	0.90%	17.59%		to	16.53%
2019	6,990	$1.90	to	$2.13	$15,642	—	0.00%	to	0.90%	22.78%		to	21.68%
2018	7,598	$1.55	to	$1.75	$13,906	—	0.00%	to	0.90%	(5.89%)		to	(6.74%)

56	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Commodity Strategy, Cl 2
2022	38	$0.97	to	$0.97	$36	24.92%	0.00%	to	0.00%	18.70%	to	18.70%
2021	38	$0.81	to	$0.81	$31	—	0.00%	to	0.00%	32.01%	to	32.01%
2020	31	$0.62	to	$0.62	$19	19.21%	0.00%	to	0.00%	(1.55%)	to	(1.55%)
2019	30	$0.63	to	$0.63	$19	0.92%	0.00%	to	0.00%	7.78%	to	7.78%
2018	21	$0.58	to	$0.58	$12	—	0.00%	to	0.00%	(14.17%)	to	(14.17%)
Col VP Contrarian Core, Cl 2
2022	51	$2.48	to	$2.48	$127	—	0.00%	to	0.00%	(18.85%)	to	(18.85%)
2021	52	$3.05	to	$3.05	$158	—	0.00%	to	0.00%	23.96%	to	23.96%
2020	49	$2.46	to	$2.46	$120	—	0.00%	to	0.00%	22.00%	to	22.00%
2019	46	$2.02	to	$2.02	$92	—	0.00%	to	0.00%	32.81%	to	32.81%
2018	36	$1.52	to	$1.52	$55	—	0.00%	to	0.00%	(9.14%)	to	(9.14%)
Col VP Disciplined Core, Cl 2
2022	123	$2.95	to	$2.95	$362	—	0.00%	to	0.00%	(18.94%)	to	(18.94%)
2021	124	$3.64	to	$3.64	$449	—	0.00%	to	0.00%	32.43%	to	32.43%
2020	121	$2.75	to	$2.75	$333	—	0.00%	to	0.00%	13.83%	to	13.83%
2019	114	$2.41	to	$2.41	$274	—	0.00%	to	0.00%	24.47%	to	24.47%
2018	117	$1.94	to	$1.94	$227	—	0.00%	to	0.00%	(3.85%)	to	(3.85%)
Col VP Divd Opp, Cl 2
2022	60	$2.53	to	$2.53	$152	—	0.00%	to	0.00%	(1.39%)	to	(1.39%)
2021	44	$2.57	to	$2.57	$113	—	0.00%	to	0.00%	25.89%	to	25.89%
2020	43	$2.04	to	$2.04	$88	—	0.00%	to	0.00%	0.90%	to	0.90%
2019	39	$2.02	to	$2.02	$79	—	0.00%	to	0.00%	23.76%	to	23.76%
2018	28	$1.63	to	$1.63	$46	—	0.00%	to	0.00%	(6.01%)	to	(6.01%)
Col VP Emerg Mkts Bond, Cl 2
2022	18	$1.13	to	$1.13	$20	4.21%	0.00%	to	0.00%	(16.16%)	to	(16.16%)
2021	16	$1.35	to	$1.35	$22	3.66%	0.00%	to	0.00%	(2.45%)	to	(2.45%)
2020	8	$1.39	to	$1.39	$11	3.32%	0.00%	to	0.00%	7.16%	to	7.16%
2019	7	$1.29	to	$1.29	$9	4.78%	0.00%	to	0.00%	12.09%	to	12.09%
2018	6	$1.16	to	$1.16	$7	4.91%	0.00%	to	0.00%	(7.38%)	to	(7.38%)
Col VP Emer Mkts, Cl 2
2022	253	$1.22	to	$1.22	$308	—	0.00%	to	0.00%	(33.07%)	to	(33.07%)
2021	250	$1.82	to	$1.82	$455	0.85%	0.00%	to	0.00%	(7.47%)	to	(7.47%)
2020	235	$1.97	to	$1.97	$461	0.41%	0.00%	to	0.00%	33.17%	to	33.17%
2019	226	$1.48	to	$1.48	$333	0.14%	0.00%	to	0.00%	31.27%	to	31.27%
2018	205	$1.12	to	$1.12	$230	0.26%	0.00%	to	0.00%	(21.67%)	to	(21.67%)
Col VP Global Strategic Inc, Cl 2
2022	93	$0.87	to	$0.87	$81	3.07%	0.00%	to	0.00%	(13.63%)	to	(13.63%)
2021	92	$1.01	to	$1.01	$93	3.85%	0.00%	to	0.00%	1.03%	to	1.03%
2020	93	$1.00	to	$1.00	$93	4.87%	0.00%	to	0.00%	4.59%	to	4.59%
2019	89	$0.95	to	$0.95	$85	—	0.00%	to	0.00%	10.75%	to	10.75%
2018	83	$0.86	to	$0.86	$71	3.95%	0.00%	to	0.00%	(5.51%)	to	(5.51%)
Col VP Govt Money Mkt, Cl 2
2022	488	$1.05	to	$1.05	$510	1.03%	0.00%	to	0.00%	1.10%	to	1.10%
2021	476	$1.03	to	$1.03	$492	0.01%	0.00%	to	0.00%	0.02%	to	0.02%
2020	375	$1.03	to	$1.03	$387	0.10%	0.00%	to	0.00%	0.24%	to	0.24%
2019	131	$1.03	to	$1.03	$135	1.58%	0.00%	to	0.00%	1.64%	to	1.64%
2018	121	$1.01	to	$1.01	$123	1.45%	0.00%	to	0.00%	1.26%	to	1.26%
Col VP Hi Yield Bond, Cl 2
2022	193	$1.46	to	$1.46	$283	5.05%	0.00%	to	0.00%	(10.78%)	to	(10.78%)
2021	189	$1.64	to	$1.64	$310	4.84%	0.00%	to	0.00%	4.79%	to	4.79%
2020	185	$1.56	to	$1.56	$290	5.62%	0.00%	to	0.00%	6.31%	to	6.31%
2019	178	$1.47	to	$1.47	$261	5.79%	0.00%	to	0.00%	16.52%	to	16.52%
2018	165	$1.26	to	$1.26	$209	5.87%	0.00%	to	0.00%	(4.00%)	to	(4.00%)
Col VP Inc Opp, Cl 2
2022	31	$1.43	to	$1.43	$44	4.99%	0.00%	to	0.00%	(10.22%)	to	(10.22%)
2021	20	$1.59	to	$1.59	$31	7.51%	0.00%	to	0.00%	4.14%	to	4.14%
2020	24	$1.53	to	$1.53	$36	4.49%	0.00%	to	0.00%	5.67%	to	5.67%
2019	19	$1.45	to	$1.45	$28	4.90%	0.00%	to	0.00%	16.13%	to	16.13%
2018	13	$1.24	to	$1.24	$17	4.77%	0.00%	to	0.00%	(3.90%)	to	(3.90%)

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT	57

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Inter Bond, Cl 2
2022	37	$1.12	to	$1.12	$42	2.44%	0.00%	to	0.00%	(17.22%)		to	(17.22%)
2021	49	$1.36	to	$1.36	$66	3.01%	0.00%	to	0.00%	(0.58%)		to	(0.58%)
2020	48	$1.37	to	$1.37	$65	2.62%	0.00%	to	0.00%	12.28%		to	12.28%
2019	30	$1.22	to	$1.22	$36	2.96%	0.00%	to	0.00%	9.03%		to	9.03%
2018	21	$1.12	to	$1.12	$23	2.10%	0.00%	to	0.00%	0.14%		to	0.14%
Col VP Lg Cap Gro, Cl 2
2022	95	$3.15	to	$3.15	$298	—	0.00%	to	0.00%	(31.53%)		to	(31.53%)
2021	85	$4.59	to	$4.59	$392	—	0.00%	to	0.00%	28.35%		to	28.35%
2020	73	$3.58	to	$3.58	$261	—	0.00%	to	0.00%	34.41%		to	34.41%
2019	49	$2.66	to	$2.66	$131	—	0.00%	to	0.00%	35.53%		to	35.53%
2018	28	$1.97	to	$1.97	$54	—	0.00%	to	0.00%	(4.14%)		to	(4.14%)
Col VP Lg Cap Index, Cl 3
2022	3,028	$3.08	to	$3.19	$11,465	—	0.00%	to	0.90%	(18.45%)		to	(19.18%)
2021	3,012	$3.78	to	$3.95	$14,197	—	0.00%	to	0.90%	28.22%		to	27.07%
2020	3,144	$2.95	to	$3.11	$11,530	—	0.00%	to	0.90%	17.90%		to	16.85%
2019	3,292	$2.50	to	$2.66	$10,253	—	0.00%	to	0.90%	30.95%		to	29.78%
2018	3,508	$1.91	to	$2.05	$8,621	—	0.00%	to	0.90%	(4.81%)		to	(5.67%)
Col VP Limited Duration Cr, Cl 2
2022	1,388	$1.12	to	$0.97	$1,459	0.39%	0.00%	to	0.90%	(6.36%)		to	(7.20%)
2021	636	$1.20	to	$1.05	$681	1.39%	0.00%	to	0.90%	(0.84%)		to	(1.74%)
2020	569	$1.21	to	$1.06	$617	2.40%	0.00%	to	0.90%	5.57%		to	4.62%
2019	543	$1.14	to	$1.02	$560	1.99%	0.00%	to	0.90%	7.47%		to	6.50%
2018	370	$1.06	to	$0.96	$358	1.55%	0.00%	to	0.90%	(0.02%)		to	(0.92%)
Col VP Long Govt/Cr Bond, Cl 2
2022	7	$1.10	to	$1.10	$8	2.49%	0.00%	to	0.00%	(27.70%)		to	(27.70%)
2021	6	$1.53	to	$1.53	$10	1.75%	0.00%	to	0.00%	(3.47%)		to	(3.47%)
2020	6	$1.58	to	$1.58	$10	2.69%	0.00%	to	0.00%	17.07%		to	17.07%
2019	2	$1.35	to	$1.35	$2	0.33%	0.00%	to	0.00%	19.42%		to	19.42%
2018	—	$1.13	to	$1.13	$0	3.15%	0.00%	to	0.00%	(5.37%)		to	(5.37%)
Col VP Overseas Core, Cl 2
2022	101	$1.53	to	$1.53	$154	0.73%	0.00%	to	0.00%	(14.90%)		to	(14.90%)
2021	94	$1.80	to	$1.80	$170	1.10%	0.00%	to	0.00%	9.74%		to	9.74%
2020	80	$1.64	to	$1.64	$132	1.46%	0.00%	to	0.00%	8.83%		to	8.83%
2019	66	$1.51	to	$1.51	$99	1.81%	0.00%	to	0.00%	25.15%		to	25.15%
2018	54	$1.20	to	$1.20	$65	2.41%	0.00%	to	0.00%	(16.81%)		to	(16.81%)
Col VP Select Lg Cap Val, Cl 2
2022	39	$3.11	to	$3.11	$121	—	0.00%	to	0.00%	(2.06%)		to	(2.06%)
2021	34	$3.18	to	$3.18	$107	—	0.00%	to	0.00%	25.98%		to	25.98%
2020	32	$2.52	to	$2.52	$81	—	0.00%	to	0.00%	6.81%		to	6.81%
2019	28	$2.36	to	$2.36	$66	—	0.00%	to	0.00%	26.43%		to	26.43%
2018	23	$1.87	to	$1.87	$43	—	0.00%	to	0.00%	(12.45%)		to	(12.45%)
Col VP Select Mid Cap Gro, Cl 2
2022	27	$2.55	to	$2.55	$70	—	0.00%	to	0.00%	(31.01%)		to	(31.01%)
2021	30	$3.69	to	$3.69	$109	—	0.00%	to	0.00%	16.27%		to	16.27%
2020	28	$3.17	to	$3.17	$90	—	0.00%	to	0.00%	35.08%		to	35.08%
2019	28	$2.35	to	$2.35	$67	—	0.00%	to	0.00%	34.83%		to	34.83%
2018	24	$1.74	to	$1.74	$42	—	0.00%	to	0.00%	(4.98%)		to	(4.98%)
Col VP Select Mid Cap Val, Cl 2
2022	47	$2.82	to	$2.82	$133	—	0.00%	to	0.00%	(9.66%)		to	(9.66%)
2021	39	$3.12	to	$3.12	$123	—	0.00%	to	0.00%	31.97%		to	31.97%
2020	35	$2.36	to	$2.36	$84	—	0.00%	to	0.00%	7.25%		to	7.25%
2019	28	$2.20	to	$2.20	$61	—	0.00%	to	0.00%	31.25%		to	31.25%
2018	24	$1.68	to	$1.68	$41	—	0.00%	to	0.00%	(13.51%)		to	(13.51%)
Col VP Select Sm Cap Val, Cl 2
2022	50	$2.47	to	$2.47	$123	—	0.00%	to	0.00%	(14.93%)		to	(14.93%)
2021	41	$2.90	to	$2.90	$119	—	0.00%	to	0.00%	30.62%		to	30.62%
2020	37	$2.22	to	$2.22	$82	—	0.00%	to	0.00%	8.92%		to	8.92%
2019	33	$2.04	to	$2.04	$67	—	0.00%	to	0.00%	17.44%		to	17.44%
2018	28	$1.74	to	$1.74	$49	—	0.00%	to	0.00%	(12.82%)		to	(12.82%)
Col VP Sel Gbl Tech, Cl 2
2022	2	$0.86	to	$0.86	$2	—	0.00%	to	0.00%	(15.57	%)(6)	to	(15.57	%)(6)

58	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Strategic Inc, Cl 2
2022	103	$1.25	to	$1.25	$128	2.45%	0.00%	to	0.00%	(11.52%)	to	(11.52%)
2021	110	$1.41	to	$1.41	$155	5.10%	0.00%	to	0.00%	1.63%	to	1.63%
2020	111	$1.39	to	$1.39	$154	3.36%	0.00%	to	0.00%	6.62%	to	6.62%
2019	77	$1.30	to	$1.30	$101	4.15%	0.00%	to	0.00%	10.22%	to	10.22%
2018	46	$1.18	to	$1.18	$55	3.54%	0.00%	to	0.00%	(0.64%)	to	(0.64%)
Col VP US Govt Mtge, Cl 2
2022	9	$1.06	to	$1.06	$10	2.03%	0.00%	to	0.00%	(14.32%)	to	(14.32%)
2021	5	$1.24	to	$1.24	$7	1.85%	0.00%	to	0.00%	(1.20%)	to	(1.20%)
2020	4	$1.26	to	$1.26	$6	2.43%	0.00%	to	0.00%	4.85%	to	4.85%
2019	4	$1.20	to	$1.20	$5	2.55%	0.00%	to	0.00%	6.50%	to	6.50%
2018	4	$1.12	to	$1.12	$4	2.73%	0.00%	to	0.00%	1.60%	to	1.60%
CTIVP AC Div Bond, Cl 2
2022	16	$1.10	to	$1.10	$17	2.92%	0.00%	to	0.00%	(15.51%)	to	(15.51%)
2021	14	$1.30	to	$1.30	$18	2.31%	0.00%	to	0.00%	0.29%	to	0.29%
2020	0	$1.30	to	$1.30	$1	2.73%	0.00%	to	0.00%	8.24%	to	8.24%
2019	2	$1.20	to	$1.20	$2	5.17%	0.00%	to	0.00%	9.40%	to	9.40%
2018	1	$1.10	to	$1.10	$1	2.63%	0.00%	to	0.00%	(1.31%)	to	(1.31%)
CTIVP BR Gl Infl Prot Sec, Cl 2
2022	17	$1.14	to	$1.14	$19	4.47%	0.00%	to	0.00%	(17.69%)	to	(17.69%)
2021	15	$1.38	to	$1.38	$21	0.55%	0.00%	to	0.00%	4.43%	to	4.43%
2020	16	$1.33	to	$1.33	$21	0.46%	0.00%	to	0.00%	8.97%	to	8.97%
2019	18	$1.22	to	$1.22	$22	2.99%	0.00%	to	0.00%	7.63%	to	7.63%
2018	12	$1.13	to	$1.13	$14	—	0.00%	to	0.00%	(0.71%)	to	(0.71%)
CTIVP CenterSquare Real Est, Cl 2
2022	121	$1.63	to	$1.63	$197	1.33%	0.00%	to	0.00%	(24.33%)	to	(24.33%)
2021	116	$2.16	to	$2.16	$251	1.13%	0.00%	to	0.00%	41.20%	to	41.20%
2020	95	$1.53	to	$1.53	$146	4.29%	0.00%	to	0.00%	(5.19%)	to	(5.19%)
2019	86	$1.61	to	$1.61	$139	1.64%	0.00%	to	0.00%	26.16%	to	26.16%
2018	82	$1.28	to	$1.28	$105	1.69%	0.00%	to	0.00%	(5.85%)	to	(5.85%)
CTIVP MFS Val, Cl 2
2022	69	$2.75	to	$2.75	$191	—	0.00%	to	0.00%	(6.36%)	to	(6.36%)
2021	67	$2.94	to	$2.94	$196	—	0.00%	to	0.00%	25.11%	to	25.11%
2020	65	$2.35	to	$2.35	$153	—	0.00%	to	0.00%	3.34%	to	3.34%
2019	78	$2.27	to	$2.27	$177	—	0.00%	to	0.00%	29.51%	to	29.51%
2018	67	$1.75	to	$1.75	$117	—	0.00%	to	0.00%	(10.24%)	to	(10.24%)
CTIVP MS Adv, Cl 2
2022	20	$2.57	to	$2.57	$51	—	0.00%	to	0.00%	(41.21%)	to	(41.21%)
2021	21	$4.37	to	$4.37	$90	—	0.00%	to	0.00%	(4.35%)	to	(4.35%)
2020	13	$4.57	to	$4.57	$59	—	0.00%	to	0.00%	75.49%	to	75.49%
2019	7	$2.60	to	$2.60	$19	—	0.00%	to	0.00%	26.86%	to	26.86%
2018	5	$2.05	to	$2.05	$11	—	0.00%	to	0.00%	2.62%	to	2.62%
CTIVP Prin Blue Chip Gro, Cl 2
2022	17	$3.14	to	$3.14	$54	—	0.00%	to	0.00%	(28.19%)	to	(28.19%)
2021	18	$4.37	to	$4.37	$79	—	0.00%	to	0.00%	18.28%	to	18.28%
2020	17	$3.70	to	$3.70	$65	—	0.00%	to	0.00%	31.61%	to	31.61%
2019	17	$2.81	to	$2.81	$47	—	0.00%	to	0.00%	31.43%	to	31.43%
2018	15	$2.14	to	$2.14	$31	—	0.00%	to	0.00%	(2.65%)	to	(2.65%)
CTIVP T Rowe Price LgCap Val, Cl 2
2022	50	$2.31	to	$2.31	$114	—	0.00%	to	0.00%	(5.17%)	to	(5.17%)
2021	40	$2.43	to	$2.43	$98	—	0.00%	to	0.00%	24.98%	to	24.98%
2020	29	$1.95	to	$1.95	$57	—	0.00%	to	0.00%	2.43%	to	2.43%
2019	14	$1.90	to	$1.90	$26	—	0.00%	to	0.00%	26.22%	to	26.22%
2018	2	$1.50	to	$1.50	$4	—	0.00%	to	0.00%	(9.52%)	to	(9.52%)
CTIVP TCW Core Plus Bond, Cl 2
2022	20	$1.07	to	$1.07	$21	0.87%	0.00%	to	0.00%	(14.31%)	to	(14.31%)
2021	21	$1.25	to	$1.25	$26	1.16%	0.00%	to	0.00%	(1.41%)	to	(1.41%)
2020	18	$1.27	to	$1.27	$23	2.53%	0.00%	to	0.00%	8.67%	to	8.67%
2019	6	$1.17	to	$1.17	$7	2.83%	0.00%	to	0.00%	8.58%	to	8.58%
2018	8	$1.08	to	$1.08	$9	1.92%	0.00%	to	0.00%	(0.10%)	to	(0.10%)

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT	59

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CTIVP Vty Sycamore Estb Val, Cl 2
2022	133	$3.37	to	$3.37	$447	—	0.00%	to	0.00%	(3.00%)	to	(3.00%)
2021	128	$3.48	to	$3.48	$446	—	0.00%	to	0.00%	31.55%	to	31.55%
2020	130	$2.64	to	$2.64	$343	—	0.00%	to	0.00%	7.80%	to	7.80%
2019	103	$2.45	to	$2.45	$254	—	0.00%	to	0.00%	27.85%	to	27.85%
2018	71	$1.92	to	$1.92	$137	—	0.00%	to	0.00%	(10.20%)	to	(10.20%)
CTIVP Westfield Mid Cap Gro, Cl 2
2022	21	$2.58	to	$2.58	$55	—	0.00%	to	0.00%	(25.79%)	to	(25.79%)
2021	23	$3.47	to	$3.47	$81	—	0.00%	to	0.00%	16.41%	to	16.41%
2020	20	$2.98	to	$2.98	$61	—	0.00%	to	0.00%	27.18%	to	27.18%
2019	11	$2.35	to	$2.35	$25	—	0.00%	to	0.00%	41.80%	to	41.80%
2018	8	$1.65	to	$1.65	$14	—	0.00%	to	0.00%	(3.61%)	to	(3.61%)
Del Ivy VIP Asset Strategy, Cl II
2022	50	$1.35	to	$1.17	$63	1.60%	0.00%	to	0.90%	(14.74%)	to	(15.50%)
2021	51	$1.58	to	$1.38	$74	1.32%	0.00%	to	0.90%	10.44%	to	9.45%
2020	94	$1.43	to	$1.26	$124	1.95%	0.00%	to	0.90%	13.88%	to	12.86%
2019	123	$1.26	to	$1.12	$142	2.46%	0.00%	to	0.90%	21.78%	to	20.69%
2018	94	$1.03	to	$0.93	$89	2.10%	0.00%	to	0.90%	(5.44%)	to	(6.29%)
DWS Alt Asset Alloc VIP, Cl B
2022	207	$1.24	to	$1.08	$252	6.92%	0.00%	to	0.90%	(7.74%)	to	(8.57%)
2021	202	$1.35	to	$1.18	$265	1.64%	0.00%	to	0.90%	12.35%	to	11.34%
2020	199	$1.20	to	$1.06	$233	2.37%	0.00%	to	0.90%	5.32%	to	4.38%
2019	186	$1.14	to	$1.02	$207	3.44%	0.00%	to	0.90%	14.35%	to	13.32%
2018	179	$1.00	to	$0.90	$174	1.73%	0.00%	to	0.90%	(9.35%)	to	(10.16%)
Fid VIP Contrafund, Serv Cl 2
2022	1,450	$2.85	to	$2.79	$4,762	0.26%	0.00%	to	0.90%	(26.49%)	to	(27.14%)
2021	1,514	$3.87	to	$3.83	$6,736	0.03%	0.00%	to	0.90%	27.51%	to	26.37%
2020	1,642	$3.04	to	$3.03	$5,736	0.08%	0.00%	to	0.90%	30.23%	to	29.07%
2019	1,819	$2.33	to	$2.35	$4,800	0.22%	0.00%	to	0.90%	31.28%	to	30.10%
2018	1,895	$1.78	to	$1.80	$3,835	0.44%	0.00%	to	0.90%	(6.64%)	to	(7.48%)
Fid VIP Mid Cap, Serv Cl 2
2022	2,546	$2.55	to	$5.31	$5,126	0.27%	0.00%	to	0.90%	(14.97%)	to	(15.73%)
2021	2,636	$3.00	to	$6.30	$6,271	0.37%	0.00%	to	0.90%	25.31%	to	24.18%
2020	2,664	$2.39	to	$5.08	$5,083	0.40%	0.00%	to	0.90%	17.87%	to	16.81%
2019	2,874	$2.03	to	$4.35	$4,711	0.66%	0.00%	to	0.90%	23.17%	to	22.07%
2018	3,181	$1.65	to	$3.56	$4,311	0.40%	0.00%	to	0.90%	(14.77%)	to	(15.54%)
Fid VIP Strategic Inc, Serv Cl 2
2022	15	$1.26	to	$1.26	$19	1.96%	0.00%	to	0.00%	(11.52%)	to	(11.52%)
2021	27	$1.42	to	$1.42	$38	2.59%	0.00%	to	0.00%	3.53%	to	3.53%
2020	23	$1.37	to	$1.37	$32	2.98%	0.00%	to	0.00%	7.16%	to	7.16%
2019	23	$1.28	to	$1.28	$29	3.71%	0.00%	to	0.00%	10.66%	to	10.66%
2018	15	$1.16	to	$1.16	$18	4.17%	0.00%	to	0.00%	(2.82%)	to	(2.82%)
Frank Inc, Cl 2
2022	284	$1.58	to	$1.28	$375	4.85%	0.00%	to	0.90%	(5.47%)	to	(6.32%)
2021	254	$1.67	to	$1.37	$361	4.67%	0.00%	to	0.90%	16.75%	to	15.71%
2020	252	$1.43	to	$1.18	$309	6.22%	0.00%	to	0.90%	0.69%	to	(0.21%)
2019	205	$1.42	to	$1.18	$245	4.95%	0.00%	to	0.90%	16.06%	to	15.02%
2018	152	$1.22	to	$1.03	$157	4.66%	0.00%	to	0.90%	(4.30%)	to	(5.17%)
Frank Mutual Shares, Cl 2
2022	679	$1.91	to	$2.74	$1,662	1.86%	0.00%	to	0.90%	(7.43%)	to	(8.26%)
2021	690	$2.06	to	$2.99	$1,850	2.89%	0.00%	to	0.90%	19.17%	to	18.10%
2020	705	$1.73	to	$2.53	$1,607	2.82%	0.00%	to	0.90%	(5.04%)	to	(5.89%)
2019	733	$1.82	to	$2.69	$1,796	1.82%	0.00%	to	0.90%	22.57%	to	21.47%
2018	788	$1.49	to	$2.21	$1,577	2.40%	0.00%	to	0.90%	(9.07%)	to	(9.89%)
Frank Sm Cap Val, Cl 2
2022	661	$2.54	to	$5.60	$2,614	0.98%	0.00%	to	0.90%	(10.06%)	to	(10.87%)
2021	692	$2.82	to	$6.29	$3,092	1.00%	0.00%	to	0.90%	25.37%	to	24.24%
2020	683	$2.25	to	$5.06	$2,456	1.47%	0.00%	to	0.90%	5.19%	to	4.25%
2019	700	$2.14	to	$4.85	$2,441	1.05%	0.00%	to	0.90%	26.35%	to	25.22%
2018	746	$1.69	to	$3.88	$2,057	0.89%	0.00%	to	0.90%	(12.88%)	to	(13.66%)

60	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
GS VIT Multi-Strategy Alt, Advisor
2022	43	$1.02	to	$0.95	$42	3.23%	0.00%	to	0.90%	(6.85%)		to	(7.68%)
2021	41	$1.10	to	$1.02	$44	1.57%	0.00%	to	0.90%	4.66%		to	3.72%
2020	40	$1.05	to	$0.99	$40	1.77%	0.00%	to	0.90%	6.58%		to	5.62%
2019	42	$0.98	to	$0.94	$40	2.47%	0.00%	to	0.90%	8.60%		to	7.63%
2018	45	$0.91	to	$0.87	$40	2.17%	0.00%	to	0.90%	(7.09%)		to	(7.93%)
Invesco VI Bal Risk Alloc, Ser II
2022	202	$1.37	to	$1.20	$253	7.29%	0.00%	to	0.90%	(14.52%)		to	(15.28%)
2021	219	$1.60	to	$1.42	$322	3.01%	0.00%	to	0.90%	9.26%		to	8.28%
2020	207	$1.46	to	$1.31	$280	8.21%	0.00%	to	0.90%	9.99%		to	9.00%
2019	192	$1.33	to	$1.20	$239	—	0.00%	to	0.90%	14.88%		to	13.85%
2018	138	$1.16	to	$1.06	$151	1.26%	0.00%	to	0.90%	(6.71%)		to	(7.55%)
Invesco VI Global, Ser II
2022	520	$2.17	to	$2.17	$1,384	—	0.00%	to	0.90%	(31.94%)		to	(32.55%)
2021	550	$3.20	to	$3.21	$2,195	—	0.00%	to	0.90%	15.17%		to	14.14%
2020	734	$2.77	to	$2.81	$2,338	0.47%	0.00%	to	0.90%	27.34%		to	26.20%
2019	691	$2.18	to	$2.23	$1,763	0.63%	0.00%	to	0.90%	31.45%		to	30.28%
2018	658	$1.66	to	$1.71	$1,307	0.74%	0.00%	to	0.90%	(13.39%)		to	(14.17%)
Invesco VI Gbl Strat Inc, Ser II
2022	1,140	$1.05	to	$1.36	$1,533	—	0.00%	to	0.90%	(11.71%)		to	(12.51%)
2021	1,155	$1.19	to	$1.55	$1,772	4.30%	0.00%	to	0.90%	(3.56%)		to	(4.43%)
2020	1,150	$1.24	to	$1.63	$1,835	5.38%	0.00%	to	0.90%	2.99%		to	2.07%
2019	1,285	$1.20	to	$1.59	$2,030	3.31%	0.00%	to	0.90%	10.61%		to	9.61%
2018	1,252	$1.09	to	$1.45	$1,844	4.47%	0.00%	to	0.90%	(4.54%)		to	(5.40%)
Invesco VI Mn St Sm Cap, Ser II
2022	490	$2.83	to	$2.81	$1,561	0.26%	0.00%	to	0.90%	(16.04%)		to	(16.79%)
2021	508	$3.37	to	$3.37	$1,906	0.19%	0.00%	to	0.90%	22.26%		to	21.17%
2020	521	$2.76	to	$2.78	$1,566	0.38%	0.00%	to	0.90%	19.64%		to	18.56%
2019	519	$2.30	to	$2.35	$1,285	—	0.00%	to	0.90%	26.13%		to	25.00%
2018	526	$1.83	to	$1.88	$1,057	0.06%	0.00%	to	0.90%	(10.54%)		to	(11.34%)
Invesco VI Tech, Ser II
2022	—	$0.81	to	$0.81	$0	—	0.00%	to	0.00%	(20.54	%)(6)	to	(20.54	%)(6)
Janus Henderson VIT Bal, Serv
2022	55	$1.36	to	$1.36	$75	1.17%	0.00%	to	0.00%	(16.62%)		to	(16.62%)
2021	38	$1.63	to	$1.63	$61	0.70%	0.00%	to	0.00%	16.91%		to	16.91%
2020	33	$1.39	to	$1.39	$46	1.84%	0.00%	to	0.00%	14.03%		to	14.03%
2019	12	$1.22	to	$1.22	$14	2.12%	0.00%	to	0.00%	22.27%		to	22.27%
2018	4	$1.00	to	$1.00	$4	1.10%	0.00%	to	0.00%	(0.29	%)(5)	to	(0.29	%)(5)
Janus Henderson VIT Flex Bd, Serv
2022	7	$1.13	to	$1.13	$8	2.08%	0.00%	to	0.00%	(13.90%)		to	(13.90%)
2021	6	$1.31	to	$1.31	$8	1.72%	0.00%	to	0.00%	(1.11%)		to	(1.11%)
2020	4	$1.32	to	$1.32	$6	2.72%	0.00%	to	0.00%	10.25%		to	10.25%
2019	1	$1.20	to	$1.20	$1	2.96%	0.00%	to	0.00%	9.28%		to	9.28%
2018	1	$1.10	to	$1.10	$1	2.81%	0.00%	to	0.00%	(1.29%)		to	(1.29%)
Janus Henderson VIT Res, Serv
2022	130	$2.88	to	$2.73	$454	—	0.00%	to	0.90%	(30.06%)		to	(30.69%)
2021	143	$4.12	to	$3.94	$697	0.02%	0.00%	to	0.90%	20.05%		to	18.97%
2020	152	$3.43	to	$3.31	$612	0.22%	0.00%	to	0.90%	32.58%		to	31.39%
2019	157	$2.59	to	$2.52	$481	0.30%	0.00%	to	0.90%	35.23%		to	34.01%
2018	193	$1.92	to	$1.88	$419	0.36%	0.00%	to	0.90%	(2.84%)		to	(3.71%)
Lazard Ret Global Dyn MA, Serv
2022	13	$1.40	to	$1.17	$16	0.08%	0.00%	to	0.90%	(17.37%)		to	(18.11%)
2021	20	$1.69	to	$1.43	$30	2.76%	0.00%	to	0.90%	11.94%		to	10.93%
2020	30	$1.51	to	$1.29	$40	0.53%	0.00%	to	0.90%	0.81%		to	(0.10%)
2019	52	$1.50	to	$1.29	$68	0.04%	0.00%	to	0.90%	17.79%		to	16.73%
2018	73	$1.27	to	$1.11	$83	1.44%	0.00%	to	0.90%	(6.57%)		to	(7.41%)

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 –ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT	61

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
MFS Utilities, Serv Cl
2022	324	$2.22	to	$6.14	$1,130	2.23%	0.00%	to	0.90%	0.48%		to	(0.42%)
2021	328	$2.20	to	$6.17	$1,163	1.54%	0.00%	to	0.90%	13.82%		to	12.80%
2020	340	$1.94	to	$5.47	$1,083	2.17%	0.00%	to	0.90%	5.62%		to	4.67%
2019	355	$1.83	to	$5.23	$1,175	3.74%	0.00%	to	0.90%	24.80%		to	23.68%
2018	460	$1.47	to	$4.22	$1,190	0.84%	0.00%	to	0.90%	0.81%		to	(0.10%)
MS VIF Dis, Cl II
2022	163	$2.18	to	$2.26	$529	—	0.00%	to	0.90%	(62.97%)		to	(63.30%)
2021	183	$5.87	to	$6.15	$1,519	—	0.00%	to	0.90%	(11.19%)		to	(11.99%)
2020	266	$6.61	to	$6.98	$2,293	—	0.00%	to	0.90%	152.04%		to	149.79%
2019	204	$2.62	to	$2.80	$669	—	0.00%	to	0.90%	39.97%		to	38.71%
2018	198	$1.88	to	$2.02	$442	—	0.00%	to	0.90%	10.53%		to	9.53%
NB AMT Sus Eq, Cl S
2022	13	$2.73	to	$2.73	$35	0.14%	0.00%	to	0.00%	(18.65%)		to	(18.65%)
2021	7	$3.36	to	$3.36	$24	0.19%	0.00%	to	0.00%	23.16%		to	23.16%
2020	4	$2.73	to	$2.73	$11	0.36%	0.00%	to	0.00%	19.28%		to	19.28%
2019	2	$2.29	to	$2.29	$5	0.29%	0.00%	to	0.00%	25.58%		to	25.58%
2018	2	$1.82	to	$1.82	$4	0.15%	0.00%	to	0.00%	(5.94%)		to	(5.94%)
NB AMT US Eq Index PW Strat, Cl S
2022	24	$1.21	to	$1.12	$28	—	0.00%	to	0.90%	(11.28%)		to	(12.07%)
2021	23	$1.37	to	$1.28	$31	0.36%	0.00%	to	0.90%	17.94%		to	16.89%
2020	16	$1.16	to	$1.09	$19	0.90%	0.00%	to	0.90%	8.26%		to	7.29%
2019	10	$1.07	to	$1.02	$11	0.17%	0.00%	to	0.90%	15.26%		to	14.22%
2018	9	$0.93	to	$0.89	$9	—	0.00%	to	0.90%	(6.78%)		to	(7.62%)
PIMCO VIT All Asset, Advisor Cl
2022	325	$1.39	to	$1.69	$611	7.44%	0.00%	to	0.90%	(11.87%)		to	(12.66%)
2021	384	$1.58	to	$1.94	$820	11.21%	0.00%	to	0.90%	16.04%		to	15.00%
2020	649	$1.36	to	$1.68	$1,123	4.83%	0.00%	to	0.90%	7.91%		to	6.94%
2019	667	$1.26	to	$1.57	$1,083	2.81%	0.00%	to	0.90%	11.74%		to	10.74%
2018	719	$1.13	to	$1.42	$1,055	3.04%	0.00%	to	0.90%	(5.45%)		to	(6.30%)
PIMCO VIT Glb Man As Alloc, Adv Cl
2022	4	$1.36	to	$1.36	$5	1.92%	0.00%	to	0.00%	(18.40%)		to	(18.40%)
2021	4	$1.66	to	$1.66	$7	2.31%	0.00%	to	0.00%	12.60%		to	12.60%
2020	4	$1.48	to	$1.48	$6	7.85%	0.00%	to	0.00%	16.71%		to	16.71%
2019	3	$1.26	to	$1.26	$4	2.13%	0.00%	to	0.00%	16.96%		to	16.96%
2018	3	$1.08	to	$1.08	$3	1.60%	0.00%	to	0.00%	(5.61%)		to	(5.61%)
PIMCO VIT Tot Return, Advisor Cl
2022	367	$1.11	to	$1.00	$382	2.53%	0.00%	to	0.90%	(14.39%)		to	(15.15%)
2021	349	$1.29	to	$1.18	$426	1.73%	0.00%	to	0.90%	(1.37%)		to	(2.25%)
2020	237	$1.31	to	$1.21	$297	2.02%	0.00%	to	0.90%	8.54%		to	7.57%
2019	221	$1.21	to	$1.12	$256	2.86%	0.00%	to	0.90%	8.25%		to	7.28%
2018	118	$1.11	to	$1.05	$132	2.38%	0.00%	to	0.90%	(0.63%)		to	(1.53%)
Put VT Global Hlth Care, Cl IB
2022	323	$1.02	to	$4.99	$1,349	0.40%	0.00%	to	0.90%	3.12	%(6)	to	(5.53%)
2021	298	$2.72	to	$5.29	$1,439	1.10%	0.30%	to	0.90%	19.04%		to	18.33%
2020	305	$2.29	to	$4.47	$1,243	0.47%	0.30%	to	0.90%	15.93%		to	15.24%
2019	289	$1.97	to	$3.88	$1,055	—	0.30%	to	0.90%	29.90%		to	29.13%
2018	307	$1.52	to	$3.00	$882	0.98%	0.30%	to	0.90%	(0.89%)		to	(1.49%)
Temp Global Bond, Cl 2
2022	205	$0.93	to	$0.82	$176	—	0.00%	to	0.90%	(4.95%)		to	(5.80%)
2021	206	$0.98	to	$0.87	$187	—	0.00%	to	0.90%	(4.99%)		to	(5.84%)
2020	209	$1.03	to	$0.92	$200	8.55%	0.00%	to	0.90%	(5.28%)		to	(6.13%)
2019	200	$1.08	to	$0.98	$201	6.87%	0.00%	to	0.90%	2.01%		to	1.10%
2018	176	$1.06	to	$0.97	$174	—	0.00%	to	0.90%	1.94%		to	1.02%
VanEck VIP Global Gold, Cl S
2022	112	$1.23	to	$1.07	$127	—	0.00%	to	0.90%	(13.36%)		to	(14.13%)
2021	110	$1.42	to	$1.25	$145	11.22%	0.00%	to	0.90%	(14.01%)		to	(14.78%)
2020	92	$1.65	to	$1.46	$142	1.78%	0.00%	to	0.90%	38.62%		to	37.38%
2019	190	$1.19	to	$1.07	$210	—	0.00%	to	0.90%	38.75%		to	37.50%
2018	229	$0.86	to	$0.78	$183	2.92%	0.00%	to	0.90%	(15.70%)		to	(16.46%)

62	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Aggr, Cl 2
2022	10,747	$1.94	to	$2.14	$20,899	—	0.00%	to	0.90%	(18.19%)	to	(18.92%)
2021	10,581	$2.38	to	$2.64	$25,283	—	0.00%	to	0.90%	15.76%	to	14.72%
2020	10,139	$2.05	to	$2.30	$21,679	—	0.00%	to	0.90%	14.99%	to	13.96%
2019	9,514	$1.78	to	$2.02	$17,831	—	0.00%	to	0.90%	21.59%	to	20.50%
2018	9,422	$1.47	to	$1.67	$14,705	—	0.00%	to	0.90%	(8.58%)	to	(9.41%)
VP Conserv, Cl 2
2022	436	$1.22	to	$1.26	$550	—	0.00%	to	0.90%	(15.54%)	to	(16.30%)
2021	417	$1.45	to	$1.51	$633	—	0.00%	to	0.90%	2.82%	to	1.89%
2020	579	$1.41	to	$1.48	$876	—	0.00%	to	0.90%	9.30%	to	8.32%
2019	457	$1.29	to	$1.37	$628	—	0.00%	to	0.90%	10.75%	to	9.76%
2018	422	$1.16	to	$1.25	$528	—	0.00%	to	0.90%	(2.95%)	to	(3.82%)
VP Man Vol Conserv, Cl 2
2022	84	$1.13	to	$1.05	$90	—	0.00%	to	0.90%	(15.99%)	to	(16.74%)
2021	111	$1.35	to	$1.26	$143	—	0.00%	to	0.90%	2.63%	to	1.71%
2020	92	$1.31	to	$1.24	$117	—	0.00%	to	0.90%	8.12%	to	7.15%
2019	21	$1.21	to	$1.16	$25	—	0.00%	to	0.90%	11.92%	to	10.91%
2018	15	$1.09	to	$1.04	$16	—	0.00%	to	0.90%	(2.58%)	to	(3.46%)
VP Man Vol Conserv Gro, Cl 2
2022	118	$1.19	to	$1.10	$134	—	0.00%	to	0.90%	(17.06%)	to	(17.81%)
2021	127	$1.43	to	$1.34	$175	—	0.00%	to	0.90%	5.45%	to	4.51%
2020	124	$1.36	to	$1.28	$163	—	0.00%	to	0.90%	9.15%	to	8.17%
2019	40	$1.24	to	$1.18	$48	—	0.00%	to	0.90%	14.00%	to	12.97%
2018	56	$1.09	to	$1.05	$59	—	0.00%	to	0.90%	(4.30%)	to	(5.16%)
VP Man Vol Gro, Cl 2
2022	1,558	$1.30	to	$1.20	$1,976	—	0.00%	to	0.90%	(19.43%)	to	(20.15%)
2021	1,487	$1.61	to	$1.51	$2,346	—	0.00%	to	0.90%	11.89%	to	10.89%
2020	1,439	$1.44	to	$1.36	$2,035	—	0.00%	to	0.90%	11.30%	to	10.30%
2019	1,434	$1.30	to	$1.23	$1,827	—	0.00%	to	0.90%	18.26%	to	17.20%
2018	1,368	$1.10	to	$1.05	$1,478	—	0.00%	to	0.90%	(7.73%)	to	(8.56%)
VP Man Vol Mod Gro, Cl 2
2022	1,315	$1.26	to	$1.16	$1,604	—	0.00%	to	0.90%	(18.15%)	to	(18.89%)
2021	1,436	$1.53	to	$1.43	$2,147	—	0.00%	to	0.90%	8.70%	to	7.72%
2020	1,279	$1.41	to	$1.33	$1,765	—	0.00%	to	0.90%	10.37%	to	9.38%
2019	1,304	$1.28	to	$1.22	$1,635	—	0.00%	to	0.90%	16.17%	to	15.13%
2018	1,291	$1.10	to	$1.06	$1,397	—	0.00%	to	0.90%	(5.85%)	to	(6.70%)
VP Mod, Cl 2
2022	14,671	$1.56	to	$1.69	$24,482	—	0.00%	to	0.90%	(16.61%)	to	(17.35%)
2021	15,164	$1.87	to	$2.05	$30,374	—	0.00%	to	0.90%	9.00%	to	8.03%
2020	15,047	$1.72	to	$1.90	$28,331	—	0.00%	to	0.90%	12.86%	to	11.85%
2019	15,836	$1.52	to	$1.69	$26,566	—	0.00%	to	0.90%	16.13%	to	15.09%
2018	16,008	$1.31	to	$1.47	$23,208	—	0.00%	to	0.90%	(5.57%)	to	(6.42%)
VP Mod Aggr, Cl 2
2022	20,860	$1.74	to	$1.90	$37,869	—	0.00%	to	0.90%	(17.59%)	to	(18.33%)
2021	20,138	$2.11	to	$2.33	$44,693	—	0.00%	to	0.90%	12.31%	to	11.30%
2020	20,342	$1.88	to	$2.10	$40,777	—	0.00%	to	0.90%	14.03%	to	13.01%
2019	20,092	$1.65	to	$1.85	$35,918	—	0.00%	to	0.90%	18.71%	to	17.65%
2018	20,043	$1.39	to	$1.58	$30,499	—	0.00%	to	0.90%	(7.03%)	to	(7.87%)
VP Mod Conserv, Cl 2
2022	1,324	$1.38	to	$1.46	$2,002	—	0.00%	to	0.90%	(16.09%)	to	(16.84%)
2021	1,425	$1.64	to	$1.76	$2,570	—	0.00%	to	0.90%	5.74%	to	4.79%
2020	1,396	$1.56	to	$1.68	$2,378	—	0.00%	to	0.90%	11.00%	to	10.01%
2019	1,357	$1.40	to	$1.52	$2,077	—	0.00%	to	0.90%	13.51%	to	12.50%
2018	1,598	$1.23	to	$1.35	$2,168	—	0.00%	to	0.90%	(4.12%)	to	(4.99%)
VP Ptnrs Core Bond, Cl 2
2022	3	$1.08	to	$1.08	$4	1.38%	0.00%	to	0.00%	(13.60%)	to	(13.60%)
2021	3	$1.25	to	$1.25	$4	1.19%	0.00%	to	0.00%	(1.41%)	to	(1.41%)
2020	3	$1.27	to	$1.27	$3	2.22%	0.00%	to	0.00%	7.97%	to	7.97%
2019	4	$1.18	to	$1.18	$4	2.14%	0.00%	to	0.00%	8.39%	to	8.39%
2018	2	$1.09	to	$1.09	$3	2.29%	0.00%	to	0.00%	(0.35%)	to	(0.35%)

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT	63

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Ptnrs Core Eq, Cl 2
2022	0	$2.69	to	$2.69	$1	—	0.00%	to	0.00%	(17.55%)	to	(17.55%)
2021	0	$3.26	to	$3.26	$1	—	0.00%	to	0.00%	29.18%	to	29.18%
2020	0	$2.52	to	$2.52	$1	—	0.00%	to	0.00%	16.73%	to	16.73%
2019	0	$2.16	to	$2.16	$0	—	0.00%	to	0.00%	26.20%	to	26.20%
2018	0	$1.71	to	$1.71	$1	—	0.00%	to	0.00%	(8.20%)	to	(8.20%)
VP Ptnrs Intl Core Eq, Cl 2
2022	20	$1.38	to	$1.38	$27	1.75%	0.00%	to	0.00%	(19.64%)	to	(19.64%)
2021	23	$1.72	to	$1.72	$40	1.81%	0.00%	to	0.00%	13.18%	to	13.18%
2020	27	$1.52	to	$1.52	$41	0.20%	0.00%	to	0.00%	10.96%	to	10.96%
2019	24	$1.37	to	$1.37	$32	2.48%	0.00%	to	0.00%	18.41%	to	18.41%
2018	18	$1.15	to	$1.15	$21	2.02%	0.00%	to	0.00%	(16.69%)	to	(16.69%)
VP Ptnrs Intl Gro, Cl 2
2022	124	$1.46	to	$1.46	$181	—	0.00%	to	0.00%	(26.87%)	to	(26.87%)
2021	134	$1.99	to	$1.99	$268	—	0.00%	to	0.00%	10.33%	to	10.33%
2020	119	$1.81	to	$1.81	$215	0.08%	0.00%	to	0.00%	22.30%	to	22.30%
2019	110	$1.48	to	$1.48	$163	0.89%	0.00%	to	0.00%	26.36%	to	26.36%
2018	88	$1.17	to	$1.17	$103	0.85%	0.00%	to	0.00%	(19.10%)	to	(19.10%)
VP Ptnrs Intl Val, Cl 2
2022	44	$1.28	to	$1.28	$56	2.19%	0.00%	to	0.00%	(11.75%)	to	(11.75%)
2021	62	$1.45	to	$1.45	$90	1.99%	0.00%	to	0.00%	11.64%	to	11.64%
2020	59	$1.30	to	$1.30	$76	0.80%	0.00%	to	0.00%	(4.14%)	to	(4.14%)
2019	53	$1.35	to	$1.35	$71	3.55%	0.00%	to	0.00%	13.20%	to	13.20%
2018	45	$1.19	to	$1.19	$54	2.73%	0.00%	to	0.00%	(17.48%)	to	(17.48%)
VP Ptnrs Sm Cap Gro, Cl 2
2022	12	$1.98	to	$1.98	$24	—	0.00%	to	0.00%	(29.13%)	to	(29.13%)
2021	12	$2.80	to	$2.80	$34	—	0.00%	to	0.00%	8.02%	to	8.02%
2020	24	$2.59	to	$2.59	$62	—	0.00%	to	0.00%	38.43%	to	38.43%
2019	16	$1.87	to	$1.87	$30	—	0.00%	to	0.00%	20.95%	to	20.95%
2018	6	$1.55	to	$1.55	$9	—	0.00%	to	0.00%	(4.88%)	to	(4.88%)
VP Ptnrs Sm Cap Val, Cl 2
2022	3	$1.98	to	$1.98	$6	—	0.00%	to	0.00%	(13.16%)	to	(13.16%)
2021	3	$2.28	to	$2.28	$6	—	0.00%	to	0.00%	23.75%	to	23.75%
2020	3	$1.84	to	$1.84	$5	—	0.00%	to	0.00%	3.99%	to	3.99%
2019	2	$1.77	to	$1.77	$4	—	0.00%	to	0.00%	19.53%	to	19.53%
2018	2	$1.48	to	$1.48	$3	—	0.00%	to	0.00%	(13.72%)	to	(13.72%)
WA Var Global Hi Yd Bond, Cl II
2022	7	$1.21	to	$1.21	$8	5.98%	0.00%	to	0.00%	(13.87%)	to	(13.87%)
2021	7	$1.40	to	$1.40	$10	5.04%	0.00%	to	0.00%	1.04%	to	1.04%
2020	3	$1.39	to	$1.39	$5	4.14%	0.00%	to	0.00%	7.12%	to	7.12%
2019	3	$1.30	to	$1.30	$3	5.57%	0.00%	to	0.00%	14.01%	to	14.01%
2018	2	$1.14	to	$1.14	$2	5.69%	0.00%	to	0.00%	(4.16%)	to	(4.16%)

(1)	The accumulation unit values and total returns are presented as a range of values based on the life insurance policies with the lowest and highest expense ratios.
(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(3)

These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of values based on the subaccounts representing the lowest and highest expense ratios, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.

(5)	New subaccount operations commenced on April 27, 2018.
(6)	New subaccount operations commenced on May 2, 2022.

64	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2022 ANNUAL REPORT

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK:

Opinion

We have audited the accompanying financial statements of RiverSource Life Insurance Co. of New York (the “Company”), which comprise the balance sheets as of December 31, 2022 and 2021, and the related statements of income, comprehensive income, shareholder’s equity and cash flows for each of the three years in the period ended December 31, 2022, including the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/  PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 19, 2023

RiverSource Life Insurance Co. of New York

BALANCE SHEETS

(in thousands, except share amounts)

December 31,	2022	2021
Assets
Investments:
Available-for-Sale:
Fixed maturities, at fair value (amortized cost: 2022, $1,678,575; 2021, $1,710,400; allowance for credit losses: 2022, $572; 2021, nil)	$1,528,743	$1,840,154
Mortgage loans, at amortized cost (allowance for credit losses: 2022, $965; 2021, $859)	157,068	155,720
Policy loans	50,791	52,068
Other investments	547	512
Total investments	1,737,149	2,048,454
Cash and cash equivalents	204,760	370,237
Reinsurance recoverables (allowance for credit losses: 2022, $3,500; 2021, $5,400)	189,465	184,971
Receivables	8,569	13,830
Accrued investment income	14,722	13,440
Deferred acquisition costs	214,324	175,258
Other assets	198,981	406,002
Separate account assets	4,230,890	5,432,261
Total assets	$6,798,860	$8,644,453

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$1,997,633	$2,106,471
Other liabilities	182,723	526,623
Separate account liabilities	4,230,890	5,432,261
Total liabilities	6,411,246	8,065,355
Shareholder’s Equity:
Common stock, $10 par value; 200,000 shares authorized, issued and outstanding	2,000	2,000
Additional paid-in capital	106,926	106,926
Retained earnings	386,646	420,377
Accumulated other comprehensive income (loss), net of tax	(107,958)	49,795
Total shareholder’s equity	387,614	579,098
Total liabilities and shareholder’s equity	$6,798,860	$8,644,453

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF INCOME

(in thousands)

Years Ended December 31,	2022	2021	2020
Revenues
Premiums	$16,693	$15,416	$17,699
Net investment income	72,209	65,369	70,451
Policy and contract charges	125,459	139,659	123,702
Other revenues	23,617	27,360	24,526
Net realized investment gains (losses)	(3,452)	11,580	(346)
Total revenues	234,526	259,384	236,032

Benefits and Expenses
Benefits, claims, losses and settlement expenses	107,180	84,589	83,691
Interest credited to fixed accounts	51,588	47,165	49,171
Amortization of deferred acquisition costs	8,919	6,296	18,276
Other insurance and operating expenses	34,217	35,838	35,551
Total benefits and expenses	201,904	173,888	186,689
Pretax income (loss)	32,622	85,496	49,343
Income tax provision (benefit)	3,353	15,392	7,671
Net income	$29,269	$70,104	$41,672

See Notes to Financial Statements.

STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

Years Ended December 31,	2022	2021	2020

Net income	$29,269	$70,104	$41,672
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities	(157,753)	(40,322)	33,941
Total other comprehensive income (loss), net of tax	(157,753)	(40,322)	33,941
Total comprehensive income (loss)	$(128,484)	$29,782	$75,613

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF SHAREHOLDER’S EQUITY

(in thousands)

	Common Stock	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balances at January 1, 2020	$2,000	$106,926	$311,430	$56,176	$476,532
Cumulative effect of adoption of current expected credit losses guidance	—	—	(2,829)	—	(2,829)
Net income	—	—	41,672	—	41,672
Other comprehensive income (loss), net of tax	—	—	—	33,941	33,941
Balances at December 31, 2020	2,000	106,926	350,273	90,117	549,316
Net income	—	—	70,104	—	70,104
Other comprehensive income (loss), net of tax	—	—	—	(40,322)	(40,322)
Balances at December 31, 2021	2,000	106,926	420,377	49,795	579,098
Net income	—	—	29,269	—	29,269
Other comprehensive income (loss), net of tax	—	—	—	(157,753)	(157,753)
Cash dividend to RiverSource Life Insurance Company	—	—	(63,000)	—	(63,000)
Balances at December 31, 2022	$2,000	$106,926	$386,646	$(107,958)	$387,614

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF CASH FLOWS

(in thousands)

Years Ended December 31,	2022	2021	2020
Cash Flows from Operating Activities
Net income	$29,269	$70,104	$41,672
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion, net	2,971	2,903	1,575
Deferred income tax (benefit) expense	(8,701)	(7,895)	(10,626)
Contractholder and policyholder charges, non-cash	(27,193)	(26,825)	(26,308)
(Gain) Loss from equity method investments	96	(44)	(53)
Net realized investment (gains) losses	1,918	(11,901)	(1,350)
Impairments and provision for loan losses	1,534	321	1,696
Change in operating assets and liabilities:
Deferred acquisition costs	(1,128)	(8,743)	3,739
Policyholder account balances, future policy benefits and claims, net	(23,755)	(41,807)	115,496
Derivatives, net of collateral	(136,006)	93,328	(34,858)
Reinsurance recoverables	(6,624)	(265)	(8,659)
Receivables	5,261	(5,580)	(237)
Accrued investment income	(1,282)	213	(593)
Current income tax, net	3,339	(19,210)	19,086
Other, net	3,279	10,712	3,676
Net cash provided by (used in) operating activities	(157,022)	55,311	104,256

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	152,436	15,898	6,109
Maturities, sinking fund payments and calls	229,741	322,473	208,944
Purchases	(356,097)	(361,731)	(329,029)
Proceeds from maturities and repayments of mortgage loans	12,845	18,041	18,508
Funding of mortgage loans	(14,299)	(5,700)	(23,585)
Proceeds from sales of other investments	—	47	3
Purchase of other investments	(131)	(9)	(9)
Change in policy loans, net	1,277	(3,356)	621
Net cash provided by (used in) investing activities	25,772	(14,337)	(118,438)

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	92,918	119,937	121,283
Net transfers from (to) separate accounts	(3,275)	(13,581)	(239)
Surrenders and other benefits	(90,640)	(91,215)	(86,335)
Proceeds from line of credit with Ameriprise Financial, Inc.	—	5,800	6,000
Payments on line of credit with Ameriprise Financial, Inc.	—	(5,800)	(6,000)
Cash received for purchased options with deferred premiums	30,753	53,361	—
Cash paid for purchased options with deferred premiums	(983)	(1,248)	(7,638)
Cash dividends to RiverSource Life Insurance Company	(63,000)	—	—
Net cash provided by (used in) financing activities	(34,227)	67,254	27,071
Net increase (decrease) in cash and cash equivalents	(165,477)	108,228	12,889
Cash and cash equivalents at beginning of period	370,237	262,009	249,120
Cash and cash equivalents at end of period	$204,760	$370,237	$262,009
Supplemental Disclosures:
Income taxes paid (received), net	$10,115	$42,497	$(790)

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

NOTES TO FINANCIAL STATEMENTS

1.  NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Co. of New York (the “Company”) is a stock life insurance company which is domiciled and holds a Certificate of Authority in the State of New York. The Company is a wholly owned subsidiary of RiverSource Life Insurance Company (“RiverSource Life”), which is domiciled in Minnesota. RiverSource Life is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”). The Company issues insurance and annuity products to customers in the State of New York.

During 2022, the Company identified an error related to the shadow unearned revenue liability balance associated with universal life insurance products. The Company evaluated the error and determined that the impact was not material to the Company’s results for any period, but for comparability, the Company revised the prior period financial statements and related disclosures impacted. A summary of the revision to the Company’s previously reported financial statements is presented in Note 20.

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by the New York State Department of Financial Services (“New York Department”) (the Company’s primary regulator) as described in Note 14.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through April 19, 2023, the date the financial statements were issued. No subsequent events or transactions requiring recognition or disclosure were identified.

The Company’s principal products are variable annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”) and variable universal life (“VUL”) insurance, which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with UL products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add optional benefit riders to their contracts, such as guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum accumulation benefit (“GMAB”) riders. The Company discontinued most new sales of its variable annuities with living benefit guarantees by the end of 2021 and new sales were completely discontinued as of mid-2022. As the Company continues to optimize its risk profile and shift its business mix to lower risk offerings, it has discontinued new sales of its UL insurance with secondary guarantees. The Company also offers immediate annuities, traditional life insurance and disability income (“DI”) insurance. In 2020, the Company discontinued sales of fixed deferred annuities.

The Company’s business is sold through the advisor network of Ameriprise Financial Services, LLC (“AFS”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the financial statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and the recognition of credit losses or impairments, deferred acquisition costs (“DAC”) and the corresponding recognition of DAC amortization, valuation of derivative instruments, future policy benefits and claims reserves and income tax provision and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (“AOCI”), net of impacts to DAC, deferred sales inducement costs (“DSIC”), unearned revenue, benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Statements of Income upon disposition of the securities.

Available-for-Sale securities are impaired when the fair value of an investment is less than its amortized cost. When an Available-for-Sale security is impaired, the Company first assesses whether or not: (i) it has the intent to sell the security (i.e., made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, the Company recognizes an impairment by reducing the book value of the security for the difference between the investment’s amortized cost and its fair value with a corresponding charge to earnings. Subsequent increases in the fair value of Available-for-Sale securities that occur in periods after a write-down has occurred are recorded as unrealized gains in other comprehensive income (“OCI”), while subsequent decreases in fair value would continue to be recorded as reductions of book value with a charge to earnings.

For securities that do not meet the above criteria, the Company determines whether the decrease in fair value is due to a credit loss or due to other factors. The amount of impairment due to credit-related factors, if any, is recognized as an allowance for

RiverSource Life Insurance Co. of New York

credit losses with a related charge to net realized investment gains (losses). The allowance for credit losses is limited to the amount by which the security’s amortized cost basis exceeds its fair value. The amount of the impairment related to other factors is recognized in OCI.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are due to credit-related factors include: (i) the extent to which the market value is below amortized cost; (ii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iii) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors.

If through subsequent evaluation there is a sustained increase in cash flows expected, both the allowance and related charge to earnings may be reversed to reflect the increase in expected principal and interest payments.

In order to determine the amount of the credit loss component for corporate debt securities, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure. When assessing potential credit-related impairments for structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers credit-related factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections.

Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for Available-for-Sale securities. Accrued interest on Available-for-Sale securities is recorded as earned in Accrued investment income. Available-for-Sale securities are generally placed on nonaccrual status when the accrued balance becomes 90 days past due or earlier based on management’s evaluation of the facts and circumstances of each security under review. All previously accrued interest is reversed through Net investment income.

Financing Receivables

Financing receivables are comprised of mortgage loans and policy loans.

Mortgage Loans

Mortgage loans are loans on commercial properties that are originated by the Company and are recorded at amortized cost less the allowance for loan losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on mortgage loans is recorded in Net investment income.

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on policy loans is recorded in Net investment income.

Allowance for Credit Losses

The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial assets to present the net amount expected to be collected over the asset’s expected life, considering past events, current conditions and reasonable and supportable forecasts of future economic conditions. Estimates of expected credit losses consider both historical charge-off and recovery experience as well as current economic conditions and management’s expectation of future charge-off and recovery levels. Expected losses related to risks other than credit risk are excluded from the allowance for credit losses. The allowance for credit losses is measured and recorded upon initial recognition of the loan, regardless of whether it is originated or purchased.

The allowance for credit losses for mortgage loans utilizes a probability of default and loss severity approach to estimate lifetime expected credit losses. Actual historical default and loss severity data is adjusted for current conditions and reasonable and supportable forecasts of future economic conditions to develop the probability of default and loss severity assumptions that are applied to the amortized cost basis of the loans over the expected life of each portfolio. The allowance for credit losses on mortgage loans is recorded through provisions charged to Net realized investment gains (losses) and is reduced/increased by net charge-offs/recoveries.

Management determines the adequacy of the allowance for credit losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”) ratios and occupancy rates, along with reasonable and supportable forecasts of economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change. While the Company may

RiverSource Life Insurance Co. of New York

attribute portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses expected over the life of the loan portfolio.

Nonaccrual Loans

Mortgage loans are placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible. Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for mortgage loans.

Restructured Loans

A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments, and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring (“TDR”). Modifications to loan terms do not automatically result in TDRs. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Charge-off and Foreclosure

Charge-offs are recorded when the Company concludes that all or a portion of the mortgage loan is uncollectible. Factors used by the Company to determine whether all amounts due on mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location.

If it is determined that foreclosure on a mortgage loan is probable and the fair value is less than the current loan balance, expected credit losses are measured as the difference between the amortized cost basis of the asset and fair value less estimated costs to sell, if applicable. Upon foreclosure, the mortgage loan and related allowance are reversed, and the foreclosed property is recorded as real estate owned within Other assets.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less.

Reinsurance

The Company cedes insurance risk to other insurers under reinsurance agreements.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums for traditional life, long term care (“LTC”) and DI, net of the change in any prepaid reinsurance asset, are reported as a reduction of Premiums. UL and VUL reinsurance premiums are reported as a reduction of Policy and contract charges. In addition, for UL and VUL insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset and amortized over the estimated life of the policies in proportion to the estimated gross profits (“EGPs”) and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of Policy and contract charges. Reinsurance recoveries are reported as components of Benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded within Reinsurance recoverables, net of the allowance for credit losses. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term. The allowance for credit losses related to reinsurance recoverable is based on applying observable industry data including insurer ratings, default and loss severity data to the Company’s reinsurance recoverable balances. Management evaluates the results of the calculation and considers differences between the industry data and the Company’s data. Such differences include the fact that the Company has no actual history of losses and the fact that industry data may contain non-life insurers. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change given the long-term nature of these receivables. The allowance for credit losses on reinsurance recoverable is recorded through provisions charged to Benefits, claims, losses and settlement expenses.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which

RiverSource Life Insurance Co. of New York

risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within Policyholder account balances, future policy benefits and claims.

See Note 9 for additional information on reinsurance.

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in Other assets or Other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment.

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Statements of Income with the corresponding change in the hedged asset or liability.

The equity component of IUL obligations is considered an embedded derivative. Additionally, certain annuities contain GMAB and GMWB provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives.

See Note 12 for information regarding the Company’s fair value measurement of derivative instruments and Note 16 for the impact of derivatives on the Statements of Income.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to AFS advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin, variable annuity benefit utilization and maintenance expense levels each quarter and, when assessed independently, each could impact the Company’s DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Non-Traditional Long-Duration Products

For non-traditional long-duration products (including variable and fixed deferred annuity contracts, UL and VUL insurance products), DAC are amortized based on projections of EGPs over amortization periods equal to the approximate life of the business.

EGPs vary based on persistency rates (assumptions at which contractholders and policyholders are expected to surrender, make withdrawals from and make deposits to their contracts), mortality levels, client asset value growth rates (based on equity and bond market performance), variable annuity benefit utilization and interest margins (the spread between earned rates on invested assets and rates credited to contractholder and policyholder accounts) and are management’s best estimates. Management regularly monitors financial market conditions and actual contractholder and policyholder behavior experience and compares them to its assumptions. These assumptions are updated whenever it appears that earlier estimates should be revised. When

RiverSource Life Insurance Co. of New York

assumptions are changed, the percentage of EGPs used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made. At each balance sheet date, the DAC balance is adjusted for the effect that would result from the realization of unrealized gains (losses) on securities impacting EGPs, with the related change recognized through AOCI.

The client asset value growth rates are the rates at which variable annuity and VUL insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management’s assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management’s near-term estimate will typically be less than in a period when growth rates fall short of management’s near-term estimate.

Traditional Long-Duration Products

For traditional long-duration products (including traditional life and DI insurance products), DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium paying period. The assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities.

For traditional life and DI insurance products, the assumptions provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Statements of Income.

Deferred Sales Inducement Costs

Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. DSIC is recorded in Other assets and amortization of DSIC is recorded in Benefits, claims, losses and settlement expenses.

Separate Account Assets and Liabilities

Separate account assets represent funds held for the benefit of and Separate account liabilities represent the obligation to the variable annuity contractholders and variable life insurance policyholders who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Statements of Income. Separate account assets are recorded at fair value and Separate account liabilities are equal to the assets recognized.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the benefits associated with non-traditional and traditional long-duration products. Non-traditional long-duration products include variable annuity contracts, fixed annuity contracts and UL and VUL policies. Traditional long-duration products include term life, whole life, DI and LTC insurance products.

Guarantees accounted for as insurance liabilities include GMDB, guaranteed minimum income benefit (“GMIB”) and the life contingent benefits associated with GMWB. In addition, UL and VUL policies with product features that result in profits followed by losses are accounted for as insurance liabilities.

Guarantees accounted for as embedded derivatives include GMAB and the non-life contingent benefits associated with GMWB. In addition, the portion of indexed annuities and IUL policies allocated to the indexed account is accounted for as an embedded derivative.

Changes in future policy benefits and claims are reflected in earnings in the period adjustments are made. Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as Reinsurance recoverables.

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, liabilities for guaranteed benefits associated with variable annuities and embedded derivatives for variable annuities and IUL products.

RiverSource Life Insurance Co. of New York

Liabilities for fixed account values on variable and fixed deferred annuities and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g., cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 11 for information regarding the liability for contracts with secondary guarantees.

Liabilities for IUL products are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated life based on expected assessments.

The liability for the life contingent benefits associated with GMWB provisions is determined by estimating the expected value of benefits that are contingent upon survival after the account value is equal to zero and recognizing the benefits over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

In determining the liabilities for GMDB, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency, benefit utilization and investment margins and are consistent with those used for DAC valuation for the same contracts. As with DAC, unless the Company’s management identifies a significant deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

See Note 11 for information regarding variable annuity guarantees.

Liabilities for fixed annuities in a benefit or payout status utilize assumptions established as of the date the payout phase is initiated. The liabilities are the present value of future estimated payments reduced for mortality (which is based on industry mortality tables with modifications based on the Company’s experience) and discounted with interest rates.

Embedded Derivatives

The fair value of embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions fluctuate based on equity, interest rate and credit markets and the estimate of the Company’s nonperformance risk, which can cause these embedded derivatives to be either an asset or a liability. The fair value of embedded derivatives related to IUL fluctuate based on equity markets and interest rates and the estimate of the Company’s nonperformance risk and is a liability. See Note 12 for information regarding the fair value measurement of embedded derivatives.

Traditional Long-Duration Products

The liabilities for traditional long-duration products include liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies.

Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These unpaid amounts are calculated using anticipated claim continuance rates based on established industry tables, adjusted as appropriate for the Company’s experience. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life and DI insurance policies are based on the net level premium and LTC policies are based on a gross premium valuation reflecting management’s current

RiverSource Life Insurance Co. of New York

best estimate assumptions. Net level premium includes anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Gross premium valuation includes expected premium rate increases, benefit reductions, morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company’s experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

For term life, whole life, DI and LTC policies, the Company utilizes best estimate assumptions as of the date the policy is issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities are initially established, management performs premium deficiency tests using current best estimate assumptions without provisions for adverse deviation annually in the third quarter of each year unless management identifies a material deviation over the course of quarterly monitoring. If the liabilities determined based on these best estimate assumptions are greater than the net reserves (i.e., GAAP reserves net of any DAC balance), the existing net reserves are adjusted by first reducing the DAC balance by the amount of the deficiency or to zero through a charge to current period earnings. If the deficiency is more than the DAC balance, then the net reserves are increased by the excess through a charge to current period earnings. If a premium deficiency is recognized, the assumptions as of the date of the loss recognition are locked in and used in subsequent periods. The assumptions for LTC insurance products are management’s best estimate as of the date of loss recognition and thus no longer provide for adverse deviations in experience.

See Note 10 for information regarding the liabilities for traditional long-duration products.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized using EGPs, similar to DAC. The unearned revenue liability is recorded in Other liabilities and the amortization is recorded in Policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the financial statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 18 for additional information on the Company’s valuation allowance.

Changes in tax rates and tax law are accounted for in the period of enactment. Deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates and the effect is included in net income.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature are net of reinsurance ceded and are recognized as revenue when due.

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and updated future payment assumptions and a catch-up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.

RiverSource Life Insurance Co. of New York

Mortality and expense risk fees are based on a percentage of the fair value of assets held in the Company’s separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges, cost of insurance charges on UL and VUL insurance and contract charges (net of reinsurance premiums and cost of reinsurance for UL insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed.

Realized gains and losses on the sale of securities are recognized using the specific identification method, on a trade date basis.

Fees received under marketing support and distribution services arrangements are recognized as revenue when earned.

See Note 4 for further discussion of accounting policies on revenue from contracts with customers.

3.  RECENT ACCOUNTING PRONOUNCEMENTS

Future Adoption of New Accounting Standards

Financial Instruments — Credit Losses — Troubled Debt Restructurings and Vintage Disclosures

In March 2022, the Financial Accounting Standards Board (“FASB”) proposed amendments to Accounting Standards Update (“ASU”) 2016-13, Financial Instruments — Credit Losses: Measurement of Credit Losses on Financial Instruments (“Topic 326”). The update removes the recognition and measurement guidance for TDRs by creditors in Subtopic 310-40, Receivables — Troubled Debt Restructurings by Creditors, and modifies the disclosure requirements for certain loan refinancing and restructuring by creditors when a borrower is experiencing financial difficulty. Rather than applying the recognition and measurement for TDRs, an entity must apply the loan refinancing and restructuring guidance to determine whether a modification results in a new loan or a continuation of an existing loan. The update also requires entities to disclose current-period gross write-offs by year of origination for financing receivables and net investments in leases within the scope of Subtopic 326-20, Financial Instruments — Credit Losses — Measured at Amortized Cost. The amendments are to be applied prospectively, but entities may apply a modified retrospective transition for changes to the recognition and measurement of TDRs. For entities that have adopted Topic 326, the amendments are effective for interim and annual periods beginning after December 15, 2022. Early adoption is permitted for entities that have adopted Topic 326, including adoption in an interim period. The Company adopted the standard on January 1, 2023. The adoption of this update did not have an impact on the Company’s financial condition and results of operations.

Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts

In August 2018, the FASB updated the accounting standard related to long-duration insurance contracts (ASU 2018-12). The guidance changes elements of the measurement models and disclosure requirements for an issuer’s long-duration insurance contract benefits and acquisition costs by expanding the use of fair value accounting to certain contract benefits, requiring updates, if any, to assumptions used to measure liabilities for future policy benefit, and changing the amortization pattern of deferred acquisition costs to a constant level basis. Adoption of the accounting standard will not impact overall cash flows or regulatory capital requirements. When the Company adopts the standard as of January 1, 2021 (the “transition date”), opening equity will be adjusted for the adoption impacts to retained earnings and AOCI and prior periods presented (i.e. 2021 and 2022) will be restated. The adoption impact as of January 1, 2021 is estimated to be a reduction in total equity of approximately $76 million, of which a significant portion was reflected in AOCI. However, as of December 31, 2022, the impact on total equity is estimated to be an increase of approximately $6 million as a result of changes in the equity, credit, and rate environment subsequent to the transition date. The Company utilizes a governance framework to guide its adoption process and is managing a detailed implementation plan to support the timely application of the standard during 2023. The Company continues to refine its internal controls environment. These activities include, but are not limited to, execution of controls surrounding disclosure and financial reporting controls. The estimated adoption impact at transition date is subject to change as the Company completes its adoption process during 2023.

RiverSource Life Insurance Co. of New York

4.  REVENUE FROM CONTRACTS WITH CUSTOMERS

The following table presents disaggregated revenue from contracts with customers and a reconciliation to total revenues reported on the Statements of Income:

	Years Ended December 31,
(in thousands)	2022	2021	2020
Policy and contract charges
Affiliated (from Columbia Management Investment Distributors, Inc.)	$9,762	$11,402	$10,217
Unaffiliated	829	936	747
Total	10,591	12,338	10,964
Other revenues
Administrative fees
Affiliated (from Columbia Management Investment Services, Corp.)	2,474	2,908	2,560
Unaffiliated	1,019	1,127	1,019
	3,493	4,035	3,579
Other fees
Affiliated (from Columbia Management Investment Advisers, LLC (“CMIA”) and Columbia Wanger Asset Management, LLC)	19,845	22,969	20,638
Unaffiliated	232	282	226
	20,077	23,251	20,864
Total	23,570	27,286	24,443
Total revenue from contracts with customers	34,161	39,624	35,407
Revenue from other sources(1)	200,365	219,760	200,625
Total revenues	$234,526	$259,384	$236,032

(1)	Amounts primarily consist of revenue associated with insurance and annuity products or financial instruments.

The following discussion describes the nature, timing, and uncertainty of revenues and cash flows arising from the Company’s contracts with customers.

Policy and contract charges

The Company earns revenue for providing distribution-related services to affiliated and unaffiliated mutual funds that are available as underlying investments in its variable annuity and variable life insurance products. The performance obligation is satisfied at the time the mutual fund is distributed. Revenue is recognized over the time the mutual fund is held in the variable product and is generally earned based on a fixed rate applied, as a percentage, to the net asset value of the fund. The revenue is not recognized at the time of sale because it is variably constrained due to factors outside the Company’s control, including market volatility and how long the fund(s) remain in the insurance policy or annuity contract. The revenue will not be recognized until it is probable that a significant reversal will not occur. These fees are accrued and collected on a monthly basis.

Other revenues

Administrative fees

The Company earns revenue for providing customer support, contract servicing and administrative services for affiliated and unaffiliated mutual funds that are available as underlying instruments in its variable annuity and variable life insurance products. The transfer agent and administration revenue is earned daily based on a fixed rate applied, as a percentage, to assets under management. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Other fees

The Company earns revenue for providing affiliated and unaffiliated partners an opportunity to educate the financial advisors of its affiliate, AFS, that sell the Company’s products as well as product and marketing personnel to support the offer, sale and servicing of funds within the Company’s variable annuity and variable life insurance products. These payments allow the parties to train and support the advisors, explain the features of their products, and distribute marketing and educational materials. The affiliated revenue is earned based on a rate, updated at least annually, which is applied, as a percentage, to the market value of assets invested. The unaffiliated revenue is earned based on a fixed rate applied, as a percentage, to the market value of assets invested. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Receivables

Receivables for revenue from contracts with customers are recognized when the performance obligation is satisfied and the Company has an unconditional right to the revenue. Receivables related to revenues from contracts with customers were $2.9 million and $3.6 million as of December 31, 2022 and 2021, respectively.

RiverSource Life Insurance Co. of New York

5.  VARIABLE INTEREST ENTITIES

The Company invests in structured investments which are considered variable interest entities (“VIEs”) for which it is not the sponsor. These structured investments typically invest in fixed income instruments and are managed by third parties and include asset backed securities, and commercial and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the size of the Company’s investment in the entities and position in the capital structure of these entities. The Company’s maximum exposure to loss as a result of its investment in these structured investments is limited to its amortized cost. The Company has no obligation to provide financial or other support to the structured investments beyond its investment nor has the Company provided any support to the structured investments. See Note 6 for additional information on these structured investments.

6.  INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2022
Description of Securities (in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value

Fixed maturities:
Corporate debt securities	$905,629	$13,188	$(85,717)	$(572)	$832,528
Residential mortgage backed securities	310,338	27	(41,976)	—	268,389
Commercial mortgage backed securities	340,684	—	(39,053)	—	301,631
State and municipal obligations	86,002	6,539	(781)	—	91,760
Asset backed securities	34,959	1,033	(2,552)	—	33,440
Foreign government bonds and obligations	747	68	(35)	—	780
U.S. government and agency obligations	216	—	(1)	—	215
Total	$1,678,575	$20,855	$(170,115)	$(572)	$1,528,743

	December 31, 2021
Description of Securities (in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value

Fixed maturities:
Corporate debt securities	$921,350	$90,826	$(4,480)	$—	$1,007,696
Residential mortgage backed securities	337,609	3,997	(1,303)	—	340,303
Commercial mortgage backed securities	320,574	8,502	(763)	—	328,313
State and municipal obligations	108,074	30,827	(5)	—	138,896
Asset backed securities	20,894	1,910	(6)	—	22,798
Foreign government bonds and obligations	1,789	271	(22)	—	2,038
U.S. government and agency obligations	110	—	—	—	110
Total	$1,710,400	$136,333	$(6,579)	$—	$1,840,154

As of December 31, 2022 and 2021, accrued interest of $14.2 million and $12.9 million, respectively, is excluded from the amortized cost basis of Available-for-Sale securities in the tables above and is recorded in Accrued investment income.

As of December 31, 2022 and 2021, investment securities with a fair value of $117.4 million and $208.8 million, respectively, were pledged to meet contractual obligations under derivative contracts, of which $32.5 million and $144.3 million, respectively, may be sold, pledged or rehypothecated by the counterparty.

As of December 31, 2022 and 2021, fixed maturity securities comprised approximately 88% and 90%, respectively, of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. As of December 31, 2022 and 2021, $21.9 million and $34.6 million, respectively, of securities were internally rated by CMIA, an affiliate of the Company, using criteria similar to those used by NRSROs.

RiverSource Life Insurance Co. of New York

A summary of fixed maturity securities by rating was as follows:

	December 31, 2022			December 31, 2021
Ratings (in thousands, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$681,243	$598,313	39%	$674,144	$686,258	37%
AA	62,194	68,657	5	59,332	80,770	5
A	128,524	128,819	8	181,353	216,077	12
BBB	749,531	681,552	45	687,598	740,720	40
Below investment grade	57,083	51,402	3	107,973	116,329	6
Total fixed maturities	$1,678,575	$1,528,743	100%	$1,710,400	$1,840,154	100%

As of December 31, 2022 and 2021, approximately 42% and 46%, respectively, of securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. No holdings of any issuer were greater than 10% of the Company’s total shareholder’s equity as of both December 31, 2022 and 2021.

The following tables summarize the fair value and gross unrealized losses on Available-for-Sale securities, aggregated by major investment type and the length of time that individual securities have been in a continuous unrealized loss position for which no allowance for credit losses has been recorded:

	December 31, 2022
	Less than 12 months			12 months or more			Total
Description of Securities (in thousands, except number of securities)	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	190	$533,591	$(39,382)	49	$169,667	$(46,335)	239	$703,258	$(85,717)
Residential mortgage backed securities	64	115,585	(9,029)	6	151,248	(32,947)	70	266,833	(41,976)
Commercial mortgage backed securities	94	245,420	(27,630)	10	56,211	(11,423)	104	301,631	(39,053)
State and municipal obligations	14	8,637	(738)	1	207	(43)	15	8,844	(781)
Asset backed securities	15	26,559	(2,552)	—	—	—	15	26,559	(2,552)
U.S. government and agency obligations	1	215	(1)	—	—	—	1	215	(1)
Foreign government bonds and obligations	—	—	—	1	71	(35)	1	71	(35)
Total	378	$930,007	$(79,332)	67	$377,404	$(90,783)	445	$1,307,411	$(170,115)

	December 31, 2021
	Less than 12 months			12 months or more			Total
Description of Securities (in thousands, except number of securities)	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	56	$223,974	$(3,986)	6	$7,924	$(494)	62	$231,898	$(4,480)
Residential mortgage backed securities	8	201,216	(1,303)	—	—	—	8	201,216	(1,303)
Commercial mortgage backed securities	12	74,061	(761)	1	863	(2)	13	74,924	(763)
State and municipal obligations	2	500	(5)	—	—	—	2	500	(5)
Asset backed securities	1	4,493	(6)	—	—	—	1	4,493	(6)
Foreign government bonds and obligations	—	—	—	1	86	(22)	1	86	(22)
Total	79	$504,244	$(6,061)	8	$8,873	$(518)	87	$513,117	$(6,579)

As part of the Company’s ongoing monitoring process, management determined that the change in gross unrealized losses on its Available-for-Sale securities for which an allowance for credit losses has not been recognized during the year ended December 31, 2022 is primarily attributable to the impact of higher interest rates and wider credit spreads driven by continued market volatility, with no specific credit concerns. The Company did not recognize these unrealized losses in earnings because it was determined that such losses were due to non-credit factors. The Company does not intend to sell these securities and does not believe that it is more likely than not that the Company will be required to sell these securities before the anticipated recovery of the remaining amortized cost basis. As of December 31, 2022 and 2021, approximately 89% and 77%, respectively, of the total of Available-for-Sale securities with gross unrealized losses were considered investment grade.

RiverSource Life Insurance Co. of New York

The following table presents a rollforward of the allowance for credit losses on Available-for-Sale securities:

(in thousands)	Corporate Debt Securities
Balance at January 1, 2020	$—
Additions for which credit losses were not previously recorded	975
Additional increases (decreases) on securities that had an allowance recorded in a previous period	(236)
Balance at December 31, 2020	739
Additional increases (decreases) on securities that had an allowance recorded in a previous period	(104)
Charge-offs	(635)
Balance at December 31, 2021	—
Additions for which credit losses were not previously recorded	572
Balance at December 31, 2022	$572

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in Net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in thousands)	2022	2021	2020
Gross realized investment gains	$1,316	$11,923	$1,461
Gross realized investment losses	(3,234)	(9)	(111)
Credit reversals (losses)	(572)	104	(739)
Other impairments	(856)	(1,641)	—
Total	$(3,346)	$10,377	$611

Credit losses for the year ended December 31, 2022 primarily related to recording an allowance for credit losses on a corporate debt security in the communications industry. For the year ended December 31, 2021, net credit reversals primarily related to decreases in an allowance for credit losses. For the year ended December 31, 2020, credit losses primarily related to recording an allowance for credit losses on certain corporate debt securities, primarily in the oil and gas industry. Other impairments for the years ended December 31, 2022 and 2021 related to Available-for-Sale securities which the Company intended to sell.

See Note 17 for a rollforward of net unrealized investment gains (losses) included in AOCI.

Available-for-Sale securities by contractual maturity as of December 31, 2022 were as follows:

(in thousands)	Amortized Cost	Fair Value
Due within one year	$51,401	$51,015
Due after one year through five years	180,422	173,055
Due after five years through 10 years	179,652	154,191
Due after 10 years	581,119	547,022
	992,594	925,283
Residential mortgage backed securities	310,338	268,389
Commercial mortgage backed securities	340,684	301,631
Asset backed securities	34,959	33,440
Total	$1,678,575	$1,528,743

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

The following is a summary of Net investment income:

	Years Ended December 31,
(in thousands)	2022	2021	2020
Fixed maturities	$60,796	$57,644	$60,840
Mortgage loans	6,419	7,223	7,876
Other investments	6,926	2,411	3,480
	74,141	67,278	72,196
Less: investment expenses	1,932	1,909	1,745
Total	$72,209	$65,369	$70,451

RiverSource Life Insurance Co. of New York

7.  FINANCING RECEIVABLES

Financing receivables are comprised of mortgage loans and policy loans. See Note 2 for information regarding the Company’s accounting policies related to financing receivables and the allowance for credit losses.

Allowance for Credit Losses

The following table presents a rollforward of the allowance for credit losses:

(in thousands)	Mortgage Loans
Balance at December 31, 2019(1)	$2,038
Cumulative effect of adoption of current expected credit losses guidance	(919)
Balance at January 1, 2020	1,119
Provisions	956
Balance at December 31, 2020	2,075
Provisions	(1,216)
Balance at December 31, 2021	859
Provisions	106
Balance at December 31, 2022	$965

(1)	Prior to January 1, 2020, the allowance for credit losses was based on an incurred loss model that did not require estimating expected credit losses over the expected life of the asset.

As of December 31, 2022 and 2021, accrued interest on mortgage loans was $516 thousand and $501 thousand, respectively, and is recorded in Accrued investment income and excluded from the amortized cost basis of mortgage loans.

Credit Quality Information

There were no nonperforming loans as of both December 31, 2022 and 2021. All loans were considered to be performing.

Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on mortgage loans. Loan-to-value ratio is the primary credit quality indicator included in this review.

Based on this review, the mortgage loans are assigned an internal risk rating, which management updates when credit risk changes. Mortgage loans which management has assigned its highest risk rating were nil as of both December 31, 2022 and 2021. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. There were no mortgage loans past due as of both December 31, 2022 and 2021.

The tables below present the amortized cost basis of mortgage loans by year of origination and loan-to-value ratio:

(in thousands)	December 31, 2022
	2022	2021	2020	2019	2018	Prior	Total
Loan-to-Value Ratio
>100%	$—	$—	$2,003	$—	$—	$1,082	$3,085
80% – 100%	—	2,480	1,751	—	2,191	6,369	12,791
60% – 80%	7,205	1,741	5,950	6,430	1,691	2,739	25,756
40% – 60%	1,142	1,337	2,907	5,195	10,993	21,202	42,776
<40%	—	—	8,970	7,280	8,903	48,472	73,625
Total	$8,347	$5,558	$21,581	$18,905	$23,778	$79,864	$158,033

(in thousands)	December 31, 2021
	2021	2020	2019	2018	2017	Prior	Total
Loan-to-Value Ratio
>100%	$—	$—	$—	$—	$—	$—	$—
80% – 100%	2,500	1,940	2,702	2,261	—	1,332	10,735
60% – 80%	1,786	5,913	2,408	3,514	4,255	1,471	19,347
40% – 60%	1,384	7,769	11,767	12,934	8,010	21,749	63,613
<40%	—	6,655	2,675	6,070	10,148	37,336	62,884
Total	$5,670	$22,277	$19,552	$24,779	$22,413	$61,888	$156,579

Loan-to-value ratio is based on income and expense data provided by borrowers at least annually and long-term capitalization rate assumptions based on property type.

RiverSource Life Insurance Co. of New York

In addition, the Company reviews the concentrations of credit risk by region and property type. Concentrations of credit risk of mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31,		December 31,
	2022	2021	2022	2021
	(in thousands)
Pacific	$47,107	$45,171	30%	29%
South Atlantic	30,528	27,124	19	17
Mountain	21,716	22,735	14	15
Middle Atlantic	16,994	17,604	11	11
East North Central	13,993	13,621	9	9
West North Central	11,651	13,224	7	8
West South Central	7,103	7,669	5	5
East South Central	5,274	5,629	3	4
New England	3,667	3,802	2	2

	158,033	156,579	100%	100%

Less: allowance for credit losses	965	859

Total	$157,068	$155,720

Concentrations of credit risk of mortgage loans by property type were as follows:

	Loans		Percentage
	December 31,		December 31,
	2022	2021	2022	2021
	(in thousands)
Apartments	$48,592	$44,365	31%	28%
Retail	45,513	45,906	29	29
Industrial	26,501	30,310	17	19
Office	18,953	18,023	12	12
Mixed use	7,444	7,883	4	5
Other	11,030	10,092	7	7

	158,033	156,579	100%	100%

Less: allowance for credit losses	965	859

Total	$157,068	$155,720

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Troubled Debt Restructurings

There were no loans accounted for as a troubled debt restructuring by the Company during the years ended December 31, 2022, 2021 and 2020. There are no commitments to lend additional funds to borrowers whose loans have been restructured.

8.  DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

Management updates market-related inputs on a quarterly basis and implements model changes related to the living benefit valuation. In addition, management conducts its annual review of life insurance and annuity valuation assumptions relative to current experience and management expectations including modeling changes. These aforementioned changes are collectively referred to as unlocking. The impact of unlocking to DAC for the year ended December 31, 2022 primarily reflected a favorable impact from lower surrenders on fixed annuities and variable universal life products. The impact of unlocking to DAC for the year ended December 31, 2021 primarily reflected a favorable impact from lower surrenders on variable annuities with living benefits and spread changes on universal life products. The impact of unlocking to DAC for the year ended December 31, 2020 primarily reflected updates to interest rate assumptions, partially offset by a favorable impact from lower surrenders on annuity contracts with a withdrawal benefit.

RiverSource Life Insurance Co. of New York

The balances of and changes in DAC were as follows:

(in thousands)	2022	2021	2020
Balance at January 1	$175,258	$162,650	$174,062
Capitalization of acquisition costs	10,047	15,039	14,537
Amortization	(9,827)	(12,277)	(13,599)
Amortization, impact of valuation assumptions review	908	5,981	(4,677)
Impact of change in net unrealized (gains) losses on securities	37,938	3,865	(7,673)
Balance at December 31	$214,324	$175,258	$162,650

The balances of and changes in DSIC, which is included in Other assets, were as follows:

(in thousands)	2022	2021	2020
Balance at January 1	$8,098	$8,596	$10,096
Capitalization of sales inducement costs	38	52	59
Amortization	(1,251)	(934)	(730)
Amortization, impact of valuation assumptions review	101	102	(902)
Impact of change in net unrealized (gains) losses on securities	2,844	282	73
Balance at December 31	$9,830	$8,098	$8,596

9.  REINSURANCE

The Company reinsures a portion of the insurance risks associated with its traditional life, DI and LTC insurance products through reinsurance agreements with unaffiliated reinsurance companies. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2002 and new individual UL and VUL insurance policies beginning in 2003. Policies issued prior to these dates are not subject to these same reinsurance levels.

However, for IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2002 is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance risk previously assumed under reinsurance arrangements with an unaffiliated insurance company.

As of December 31, 2002, the Company discontinued underwriting LTC insurance. For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to Genworth Life Insurance Company of New York (“Genworth”) and retains the remaining risk. This reinsurance arrangement applies for 1996 and later issues only. Under these agreements, the Company has the right, but never the obligation, to recapture some, or all, of the risk ceded to Genworth.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in 2010 and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms introduced prior to 2010. The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

As of both December 31, 2022 and 2021, traditional life and UL insurance policies in force were $11.5 billion, of which $8.2 billion and $8.1 billion as of December 31, 2022 and 2021 were reinsured at the respective year ends.

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in thousands)	2022	2021	2020
Direct premiums	$27,673	$26,456	$29,441
Reinsurance ceded	(10,980)	(11,040)	(11,742)
Net premiums	$16,693	$15,416	$17,699

RiverSource Life Insurance Co. of New York

Policy and contract charges are presented on the Statements of Income net of $10.3 million, $9.3 million and $8.5 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2022, 2021 and 2020, respectively.

The amount of claims recovered through reinsurance on all contracts was $20.4 million, $16.0 million and $22.7 million for the years ended December 31, 2022, 2021 and 2020, respectively.

Reinsurance recoverables include approximately $145.6 million and $143.4 million related to LTC risk ceded to Genworth as of December 31, 2022 and 2021, respectively.

Policyholder account balances, future policy benefits and claims include $1.2 million and $1.4 million related to previously assumed reinsurance arrangements as of December 31, 2022 and 2021, respectively.

10.  POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS AND SEPARATE ACCOUNT LIABILITIES

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,
(in thousands)	2022	2021
Policyholder account balances
Fixed annuities(1)	$758,617	$779,580
Variable annuity fixed sub-accounts	267,080	268,266
UL/VUL insurance	188,719	193,239
IUL insurance	152,485	143,396
Other life insurance	25,984	28,265
Total policyholder account balances	1,392,885	1,412,746
Future policy benefits
Variable annuity GMWB	58,082	97,348
Variable annuity GMAB(2)	2,506	(2,705)
Other annuity liabilities	958	8,896
Fixed annuity life contingent liabilities	69,278	74,672
Life and DI insurance	64,826	66,569
LTC insurance	320,793	355,747
UL/VUL and other life insurance additional liabilities	75,907	84,319
Total future policy benefits	592,350	684,846
Policy claims and other policyholders’ funds	12,398	8,879
Total policyholder account balances, future policy benefits and claims	$1,997,633	$2,106,471

(1)	Includes fixed deferred annuities and non-life contingent fixed payout annuities.
(2)	Includes the fair value of GMAB embedded derivatives that was a net asset as of December 31, 2021 reported as a contra liability.

Fixed Annuities

Fixed annuities include both deferred and payout contracts. In 2020, the Company discontinued sales of fixed deferred annuities.

Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 2.23% to 9.38% as of December 31, 2022, depending on year of issue, with an average rate of approximately 3.66%. The Company generally invests the proceeds from the annuity contracts in fixed rate securities.

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

See Note 2 and Note 11 for information regarding the Company’s variable annuity guarantees. See Note 12 and Note 16 for additional information regarding the Company’s derivative instruments used to hedge risks related to GMWB and GMAB provisions. The Company does not currently hedge its risk under the GMDB and GMIB provisions.

Insurance Liabilities

UL/VUL is the largest group of insurance policies written by the Company. Purchasers of UL accumulate cash value that increases by a fixed interest rate. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

RiverSource Life Insurance Co. of New York

IUL is a UL policy that includes an indexed account. The rate of credited interest above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to stated account parameters, which include a cap and floor, or a spread and floor). The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The portion of the policy allocated to the indexed account is accounted for as an embedded derivative at fair value. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with derivative instruments. See Note 16 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

The Company also offers term life insurance as well as DI products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

Insurance liabilities include accumulation values, incurred but not reported claims, obligations for anticipated future claims and unpaid reported claims.

The liability for estimates of benefits that will become payable on future claims on term life, whole life and DI policies is based on the net level premium and LTC policies is based on a gross premium valuation reflecting management’s current best estimate assumptions. Both include the anticipated interest rates earned on assets supporting the liability. Anticipated interest rates for term and whole life ranged from 2.25% to 10% as of December 31, 2022. Anticipated interest rates for DI policies ranged from 4% to 7.5% as of December 31, 2022 and for LTC policies ranged from 5% to 5.7% as of December 31, 2022.

The liability for unpaid reported claims on DI and LTC policies includes an estimate of the present value of obligations for continuing benefit payments. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts and were 4.5% and 5.95% for DI and LTC claims, respectively, as of December 31, 2022.

Portions of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the policy. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the policy. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

Separate Account Liabilities

Separate account liabilities consisted of the following:

	December 31,
(in thousands)	2022	2021
Variable annuity	$3,793,152	$4,897,176
VUL insurance	436.852	534,001
Other insurance	886	1,084
Total	$4,230,890	$5,432,261

11.  VARIABLE ANNUITY AND INSURANCE GUARANTEES

Most of the variable annuity contracts issued by the Company contain one or more GMDB provisions. The Company discontinued most new sales of GMWB and GMAB by the end of 2021 and new sales were completely discontinued as of mid-2022. The Company also previously offered contracts containing GMIB provisions. See Note 2 and Note 10 for additional information regarding the Company’s variable annuity guarantees.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has the following primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•

Reset — provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At contract issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

RiverSource Life Insurance Co. of New York

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue could obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain UL policies provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

	December 31, 2022				December 31, 2021
Variable Annuity Guarantees by Benefit Type(1) (in thousands, except age)	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age
GMDB:
Return of premium	$3,107,162	$3,029,801	$58,764	69	$3,981,649	$3,893,764	$212	68
Five/six-year reset	391,680	224,853	10,643	70	472,012	306,636	337	68
One-year ratchet	407,827	394,333	70,666	72	526,810	514,172	704	71
Five-year ratchet	115,869	112,567	7,762	69	157,344	153,695	72	69
Total — GMDB	$4,022,538	$3,761,554	$147,835	69	$5,137,815	$4,868,267	$1,325	68
GMIB	$10,154	$8,777	$336	73	$14,253	$12,895	$57	72
GMWB:
GMWB	$88,454	$88,204	$1,305	75	$119,783	$119,419	$27	75
GMWB for life	2,294,663	2,294,227	70,408	70	2,999,127	2,996,699	333	69
Total — GMWB	$2,383,117	$2,382,431	$71,713	70	$3,118,910	$3,116,118	$360	69
GMAB	$134,770	$134,770	$12,798	62	$196,030	$196,030	$5	61

(1)

Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

The net amount at risk for GMDB and GMAB is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB is defined as the greater of the present value of the minimum guaranteed annuity payments less the current contract value or zero. The net amount at risk for GMWB is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero.

The following table provides information related to insurance guarantees for which the Company has established additional liabilities:

	December 31, 2022		December 31, 2021
(in thousands, except age)	Net Amount at Risk	Weighted Average Attained Age	Net Amount at Risk	Weighted Average Attained Age
UL secondary guarantees	$465,663	69	$470,385	68

The net amount at risk for UL secondary guarantees is defined as the current guaranteed death benefit amount in excess of the current policyholder account balance.

RiverSource Life Insurance Co. of New York

Changes in additional liabilities (contra liabilities) for variable annuity and insurance guarantees were as follows:

(in thousands)	GMDB	GMIB	GMWB(1)	GMAB(1)	UL
Balance at January 1, 2020	$570	$207	$53,604	$(3,987)	$51,480
Incurred claims	806	(9)	83,320	3,445	15,959
Paid claims	(447)	—	—	—	(5,364)
Balance at December 31, 2020	929	198	136,924	(542)	62,075
Incurred claims	680	(10)	(39,577)	(2,163)	10,183
Paid claims	(2)	—	—	—	(2,490)
Balance at December 31, 2021	1,607	188	97,347	(2,705)	69,768
Incurred claims	2,038	56	(39,265)	5,211	9,420
Paid claims	(1,079)	—	—	—	(3,342)
Balance at December 31, 2022	$2,566	$244	$58,082	$2,506	$75,846

(1)	The incurred claims for GMWB and GMAB include the change in the fair value of the liabilities (contra liabilities) less paid claims.

The liabilities for guaranteed benefits are supported by general account assets.

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

	December 31,
(in thousands)	2022	2021
Mutual funds:
Equity	$2,278,954	$2,889,953
Bond	1,235,936	1,486,601
Other	374,543	502,889
Total mutual funds	$3,889,433	$4,879,443

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2022, 2021 and 2020.

12.  FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety.

The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

RiverSource Life Insurance Co. of New York

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

	December 31, 2022
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$803,156	$29,372	$832,528
Residential mortgage backed securities	—	268,389	—	268,389
Commercial mortgage backed securities	—	301,631	—	301,631
State and municipal obligations	—	91,760	—	91,760
Asset backed securities	—	33,440	—	33,440
Foreign government bonds and obligations	—	780	—	780
U.S. government and agency obligations	215	—	—	215
Total Available-for-Sale securities	215	1,499,156	29,372	1,528,743
Cash equivalents	—	204,645	—	204,645
Other assets:
Interest rate derivative contracts	138	11,278	—	11,416
Equity derivative contracts	3,851	77,768	—	81,619
Foreign exchange derivative contracts	11	1,230	—	1,241
Total other assets	4,000	90,276	—	94,276
Separate account assets at net asset value (“NAV”)				4,230,890	(1)
Total assets at fair value	$4,215	$1,794,077	$29,372	$6,058,554

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$42,382	$42,382
GMWB and GMAB embedded derivatives	—	—	21,459	21,459	(2)
Total policyholder account balances, future policy benefits and claims	—	—	63,841	63,841	(3)
Other liabilities:
Interest rate derivative contracts	—	7,625	—	7,625
Equity derivative contracts	53	50,834	—	50,887
Foreign exchange derivative contracts	272	—	—	272
Total other liabilities	325	58,459	—	58,784
Total liabilities at fair value	$325	$58,459	$63,841	$122,625

RiverSource Life Insurance Co. of New York

	December 31, 2021
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$961,862	$45,834	$1,007,696
Residential mortgage backed securities	—	340,303	—	340,303
Commercial mortgage backed securities	—	328,313	—	328,313
State and municipal obligations	—	138,896	—	138,896
Asset backed securities	—	22,798	—	22,798
Foreign government bonds and obligations	—	2,038	—	2,038
U.S. government and agency obligations	110	—	—	110
Total Available-for-Sale securities	110	1,794,210	45,834	1,840,154
Cash equivalents	—	370,121	—	370,121
Other assets:
Interest rate derivative contracts	—	75,145	—	75,145
Equity derivative contracts	1,459	252,365	—	253,824
Foreign exchange derivative contracts	—	547	—	547
Total other assets	1,459	328,057	—	329,516
Separate account assets at NAV				5,432,261	(1)
Total assets at fair value	$1,569	$2,492,388	$45,834	$7,972,052

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$51,617	$51,617
GMWB and GMAB embedded derivatives	—	—	71,065	71,065	(4)
Total policyholder account balances, future policy benefits and claims	—	—	122,682	122,682	(5)
Other liabilities:
Interest rate derivative contracts	—	36,683	—	36,683
Equity derivative contracts	4	194,211	—	194,215
Foreign exchange derivative contracts	52	—	—	52
Total other liabilities	56	230,894	—	230,950
Total liabilities at fair value	$56	$230,894	$122,682	$353,632

(1)

Amounts are comprised of certain financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

(2)

The fair value of the GMWB and GMAB embedded derivatives included $40.9 million of individual contracts in a liability position and $19.4 million of individual contracts in an asset position (recorded as a contra liability) as of December 31, 2022.

(3)	The Company’s adjustment for nonperformance risk resulted in a $27.1 million cumulative decrease to the embedded derivatives as of December 31, 2022.
(4)

The fair value of the GMWB and GMAB embedded derivatives included $81.1 million of individual contracts in a liability position and $10.0 million of individual contracts in an asset position (recorded as a contra liability) as of December 31, 2021.

(5)	The Company’s adjustment for nonperformance risk resulted in a $34.0 million cumulative decrease to the embedded derivatives as of December 31, 2021.

RiverSource Life Insurance Co. of New York

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for- Sale Securities		Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives	Total
Balance at January 1, 2022	$45,834		$(51,617)		$(71,065)	$(122,682)
Total gains (losses) included in:
Net income	(69	)(1)	5,029	(2)	64,964 (3)	69,993
Other comprehensive income (loss)	(3,002)		—		—	—
Issues	—		(2,483)		(19,679)	(22,162)
Settlements	(13,391)		6,689		4,321	11,010
Balance at December 31, 2022	$29,372		$(42,382)		$(21,459)	$(63,841)
Changes in unrealized gains (losses) in net income relating to assets and liabilities held at December 31, 2022	$(66	)(1)	$5,029	(2)	$63,799 (3)	$68,828
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets and liabilities held at December 31, 2022	$(2,829)		$—		$—	$—

	Available-for- Sale Securities		Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives	Total
Balance at January 1, 2021	$64,484		$(52,327)		$(116,490)	$(168,817)
Total gains (losses) included in:
Net income	(66	)(1)	(4,136	)(2)	73,798 (3)	69,662
Other comprehensive income (loss)	(1,237)		—		—	—
Issues	—		(299)		(21,012)	(21,311)
Settlements	(9,341)		5,145		(7,361)	(2,216)
Transfers into Level 3	33,041		—		—	—
Transfers out of Level 3	(41,047)		—		—	—
Balance at December 31, 2021	$45,834		$(51,617)		$(71,065)	$(122,682)
Changes in unrealized gains (losses) in net income relating to assets and liabilities held at December 31, 2021	$(61	)(1)	$(4,136	)(2)	$71,262 (3)	$67,126
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets and liabilities held at December 31, 2021	$(962)		$—		$—	$—

	Available-for- Sale Securities		Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance at January 1, 2020	$64,484		$(47,214)		$(32,326)		$(79,540)
Total gains (losses) included in:
Net income	(71	)(1)	(4,566	)(2)	(59,884	)(3)	(64,450)
Other comprehensive income (loss)	1,503		—		—		—
Purchases	5,441		—		—		—
Issues	—		(4,896)		(20,634)		(25,530)
Settlements	(6,873)		4,349		(3,646)		703
Balance at December 31, 2020	$64,484		$(52,327)		$(116,490)		$(168,817)
Changes in unrealized gains (losses) in net income relating to assets and liabilities held at December 31, 2020	$(71	)(1)	$(4,566	)(2)	$(62,930	)(3)	$(67,496)
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets and liabilities held at December 31, 2020	$1,504		$—		$—		$—

(1)	Included in Net investment income.
(2)	Included in Interest credited to fixed accounts.
(3)	Included in Benefits, claims, losses and settlement expenses.

RiverSource Life Insurance Co. of New York

The increase (decrease) to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $(4.1) million, $(4.2) million and $11.3 million, net of DAC, DSIC, unearned revenue amortization and the reinsurance accrual, for the years ended December 31, 2022, 2021 and 2020, respectively.

Securities transferred from Level 3 primarily represent securities with fair values that are now obtained from a third-party pricing service with observable inputs or fair values that were included in an observable transaction with a market participant. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote.

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2022
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$29,351	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	1.1%	–	2.3%	1.7%
IUL embedded derivatives	$42,382	Discounted cash flow	Nonperformance risk(2)	95 bps			95	bps
GMWB and GMAB embedded derivatives	$21,459	Discounted cash flow	Utilization of guaranteed withdrawals(3)(4)	0.0%	–	48.0%	11.4%
			Surrender rate (5)	0.1%	–	55.7%	3.4%
			Market volatility (6) (7)	5.0%	–	17.4%	11.7%
			Nonperformance risk (2)	95 bps			95	bps

	December 31, 2021
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$45,816	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	0.8%	–	1.9%	1.3%
IUL embedded derivatives	$51,617	Discounted cash flow	Nonperformance risk (2)	65 bps			65	bps
GMWB and GMAB embedded derivatives	$71,065	Discounted cash flow	Utilization of guaranteed withdrawals(3)(4)	0.0%	–	48.0%	10.9%
			Surrender rate (5)	0.1%	–	55.7%	3.6%
			Market volatility (6) (7)	4.3%	–	16.8%	10.8%
			Nonperformance risk (2)	65 bps			65	bps

(1)

The weighted average for the yield/spread to U.S. Treasuries for corporate debt securities (private placements) is weighted based on the security’s market value as a percentage of the aggregate market value of the securities.

(2)

The nonperformance risk is the spread added to the observable interest rates used in the valuation of the embedded derivatives. During the third quarter of 2022, the Company changed to using a U.S. Treasury curve as its observable discount rate curve reflecting the evolution of LIBOR discontinuation as an observable reference rate used by market participants.

(3)	The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year.
(4)

The weighted average utilization rate represents the average assumption for the current year, weighting each policy evenly. The calculation excludes policies that have already started taking withdrawals.

(5)

The weighted average surrender rate is weighted based on the benefit base of each contract and represents the average assumption in the current year including the effect of a dynamic surrender formula.

(6)	Market volatility represents the implied volatility of fund of funds and managed volatility funds.
(7)	The weighted average market volatility represents the average volatility across all contracts, weighted by the size of the guaranteed benefit.

Level 3 measurements not included in the tables above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in utilization and volatility used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly higher (lower) liability value.

Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly lower (higher) liability value. Utilization of guaranteed withdrawals and surrender rates vary with the type of rider, the duration of the policy, the age of the contractholder, the distribution channel and whether the value of the guaranteed benefit exceeds the contract accumulation value.

RiverSource Life Insurance Co. of New York

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques.

Level 1 securities primarily include U.S. Treasuries.

Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes. The fair value of securities included in an observable transaction with a market participant are also considered Level 2 when the market is not active.

Level 3 securities primarily include certain corporate bonds. The fair value of corporate bonds classified as Level 3 is typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote.

In consideration of the above, management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Cash Equivalents

Cash equivalents include time deposits and other highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less. The Company’s cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial as of both December 31, 2022 and 2021. See Note 15 and Note 16 for further information on the credit risk of derivative instruments and related collateral.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

There is no active market for the transfer of the Company’s embedded derivatives attributable to the provisions of certain variable annuity riders and IUL products.

RiverSource Life Insurance Co. of New York

The Company values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value as the present value of future expected benefit payments less the present value of future expected rider fees attributable to the embedded derivative feature. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to implied volatility as well as contractholder behavior assumptions that include margins for risk, all of which the Company believes a market participant would expect. The fair value also reflects a current estimate of the Company’s nonperformance risk specific to these embedded derivatives. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in Policyholder account balances, future policy benefits and claims.

The Company uses discounted cash flow models to determine the fair value of the embedded derivatives associated with the provisions of its IUL products. The fair value of the IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and the significant unobservable estimate of the Company’s nonperformance risk. Given the significance of the nonperformance risk assumption, the IUL embedded derivatives are classified as Level 3.

The embedded derivatives attributable to these provisions are recorded in Policyholder account balances, future policy benefits and claims.

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial as of both December 31, 2022 and 2021. See Note 15 and Note 16 for further information on the credit risk of derivative instruments and related collateral.

Fair Value on a Nonrecurring Basis

During the years ended December 31, 2022 and 2021, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

Assets and Liabilities Not Reported at Fair Value

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value:

	December 31, 2022
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$157,068	$—	$—	$143,477	$143,477
Policy loans	50,791	—	50,791	—	50,791

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$761,275	$—	$—	$728,833	$728,833
Separate account liabilities – investment contracts	3,048	—	3,048	—	3,048

	December 31, 2021
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$155,720	$—	$—	$162,999	$162,999
Policy loans	52,068	—	52,068	—	52,068

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$782,398	$—	$—	$914,709	$914,709
Separate account liabilities – investment contracts	4,124	—	4,124	—	4,124

See Note 7 for additional information on mortgage loans and policy loans.

Policyholder account balances, future policy benefits and claims include fixed annuities in deferral status, non-life contingent fixed annuities in payout status, and the fixed portion of a small number of variable annuity contracts classified as investment contracts. See Note 10 for additional information on these liabilities. Separate account liabilities are related to certain annuity products that are classified as investment contracts.

RiverSource Life Insurance Co. of New York

13.  RELATED PARTY TRANSACTIONS

Revenues

See Note 4 for information about revenues from contracts with customers earned by the Company from related party transactions with affiliates.

Expenses

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $22.9 million, $23.1 million and $24.1 million for the years ended December 31, 2022, 2021 and 2020, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Income Taxes

The Company’s taxable income is included in the consolidated federal income tax returns of Ameriprise Financial. The net amount due to Ameriprise Financial for federal income taxes was $3.8 million and $698 thousand as of December 31, 2022 and 2021, respectively, which is reflected in Other liabilities.

Lines of Credit

The Company, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under this line of credit may not exceed the lesser of $25 million or 3% of the Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing under the agreement is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period. Amounts borrowed may be repaid at any time with no prepayment penalty. The credit agreement is amended to extend the maturity on an annual basis with Ameriprise Financial, subject to the New York Department’s non-disapproval. There were no amounts outstanding on this line of credit as of both December 31, 2022 and 2021.

Dividends or Distributions

During the years ended December 31, 2022, 2021 and 2020, the Company paid cash dividends or distributions of $63 million, nil and nil, respectively, to RiverSource Life. For dividend or other distributions from the Company, advance notification was provided to the New York Department prior to payments. See Note 14 for additional information.

14.  STATUTORY ACCOUNTING PRINCIPLES AND REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The State of New York has adopted the NAIC Accounting Practices and Procedures Manual as its prescribed basis of statutory accounting principles. In addition, New York has prescribed certain reserve requirements that differ from those required under NAIC statutory accounting principles. As of December 31, 2022 and 2021, application of these New York prescribed practices which deviate from the NAIC requirements resulted in an increase of $66.0 million and a decrease of $20.3 million to the Company’s net income, respectively, and a decrease to the Company’s statutory surplus of $83.2 million and $149.2 million, respectively. The Company’s RBC would not have triggered a regulatory event without the application of these prescribed practices.

The more significant differences between NAIC statutory accounting principles and GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

State insurance statutes generally require insurance companies to provide notice to state regulators prior to payment of dividends or distributions and those dividends or distributions exceeding prescribed limitations are subject to potential disapproval. For the Company, dividends or distributions in a calendar year which exceed the greater of: (i) 10% of statutory surplus as of the immediately preceding year-end, or (ii) statutory net gain from operations for the immediately preceding calendar year, not to exceed 30% of statutory surplus as of the immediately preceding year-end would require pre-notification to the New York Department and are subject to potential disapproval. Statutory net gain from operations was $212.7 million, $63.6 million and $13.8 million for the years ended December 31, 2022, 2021 and 2020, respectively.

RiverSource Life Insurance Co. of New York

Comparisons of net income and shareholder’s equity, as shown in the accompanying GAAP financial statements, to that determined using statutory accounting principles prescribed by the State of New York (“SAP”) were as follows:

	Years Ended December 31,
(in thousands)	2022	2021	2020
Net Income
Net income, per accompanying GAAP financial statements	$29,269	$70,104	$41,672
Net income (loss), SAP basis(1)	317,442	6,125	(46,207)
Difference	$(288,173)	$63,979	$87,879

	December 31,
(in thousands)	2022	2021
Shareholder’s Equity
Shareholder’s equity, per accompanying GAAP financial statements(2)	$387,614	$579,098
Capital and surplus, SAP basis(3)	319,620	309,105
Difference	$67,994	$269,993

(1)

Results may be significantly impacted by changes in reserves for variable annuity guaranteed benefits, however, these impacts may be substantially offset by unrealized gains (losses) on derivatives which are not included in statutory income but are recorded directly to surplus.

(2)	See Note 20 for a summary of the revision to the Company’s previously reported financial statements.
(3)	Includes unassigned surplus of $210.7 million and $200.2 million as of December 31, 2022 and 2021, respectively.

As of December 31, 2022 and 2021, bonds carried at $215 thousand and $110 thousand, respectively, were on deposit with the State of New York as required by law.

15.  OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Balance Sheets. The Company’s derivative instruments are subject to master netting and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Balance Sheets.

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2022
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$89,575	$—	$89,575	$(13,173)	$(75,976)	$—	$426
OTC cleared	701	—	701	(442)	—	—	259
Exchange-traded	4,000	—	4,000	(325)	—	—	3,675
Total	$94,276	$—	$94,276	$(13,940)	$(75,976)	$—	$4,360

	December 31, 2021
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral	Net Amount
Derivatives:
OTC	$323,686	$—	$323,686	$(56,063)	$(266,282)	$—	$1,341
OTC cleared	5,189	—	5,189	(2,555)	—	—	2,634
Exchange-traded	641	—	641	(56)	—	—	585
Total	$329,516	$—	$329,516	$(58,674)	$(266,282)	$—	$4,560

(1)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

RiverSource Life Insurance Co. of New York

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2022
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheets	Amounts of Liabilities Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$58,017	$—	$58,017	$(13,173)	$(13,227)	$(31,449)	$168
OTC cleared	442	—	442	(442)	—	—	—
Exchange-traded	325	—	325	(325)	—	—	—
Total	$58,784	$—	$58,784	$(13,940)	$(13,227)	$(31,449)	$168

	December 31, 2021
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheets	Amounts of Liabilities Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$228,339	$—	$228,339	$(56,063)	$(36,429)	$(135,700)	$147
OTC cleared	2,555	—	2,555	(2,555)	—	—	—
Exchange-traded	56	—	56	(56)	—	—	—
Total	$230,950	$—	$230,950	$(58,674)	$(36,429)	$(135,700)	$147

(1)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

In the tables above, the amount of assets or liabilities presented are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

Freestanding derivative instruments are reflected in Other assets and Other liabilities. Cash collateral pledged by the Company is reflected in Other assets and cash collateral accepted by the Company is reflected in Other liabilities. See Note 16 for additional disclosures related to the Company’s derivative instruments.

16.  DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

Certain of the Company’s freestanding derivative instruments are subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 15 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

RiverSource Life Insurance Co. of New York

Generally, the Company uses derivatives as economic hedges and accounting hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2022			December 31, 2021
		Gross Fair Value			Gross Fair Value
(in thousands)	Notional	Assets(1)	Liabilities(2)(3)	Notional	Assets(1)	Liabilities(2)(3)
Derivatives not designated as hedging instruments
Interest rate contracts	$3,131,000	$11,416	$7,625	$3,340,500	$75,145	$36,683
Equity contracts	1,291,022	81,619	50,887	1,922,156	253,824	194,215
Foreign exchange contracts	90,943	1,241	272	54,825	547	52
Total non-designated hedges	4,512,965	94,276	58,784	5,317,481	329,516	230,950
Embedded derivatives
GMWB and GMAB(4)	N/A	—	21,459	N/A	—	71,065
IUL	N/A	—	42,382	N/A	—	51,617
Total embedded derivatives	N/A	—	63,841	N/A	—	122,682
Total derivatives	$4,512,965	$94,276	$122,625	$5,317,481	$329,516	$353,632

N/A Not applicable

(1)	The fair value of freestanding derivative assets is included in Other assets.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities. The fair value of GMWB and GMAB and IUL embedded derivatives is included in Policyholder account balances, future policy benefits and claims.

(3)

The fair value of the Company’s derivative liabilities after considering the effects of master netting arrangements, cash collateral held by the same counterparty and the fair value of net embedded derivatives was $95.5 million and $258.5 million as of December 31, 2022 and 2021, respectively. See Note 15 for additional information related to master netting arrangements and cash collateral.

(4)

The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2022 included $40.9 million of individual contracts in a liability position and $19.4 million of individual contracts in an asset position. The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2021 included $81.1 million of individual contracts in a liability position and $10.0 million of individual contracts in an asset position.

See Note 12 for additional information regarding the Company’s fair value measurement of derivative instruments.

As of both December 31, 2022 and 2021, investment securities with a fair value of nil were received as collateral to meet contractual obligations under derivative contracts, of which nil may be sold, pledged, or rehypothecated by the Company. As of both December 31, 2022 and 2021, the Company had sold, pledged, or rehypothecated none of these securities. In addition, as of both December 31, 2022 and 2021, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Balance Sheets.

The following table presents a summary of the impact of derivatives not designated as hedging instruments, including embedded derivatives, on the Statements of Income:

(in thousands)	Interest Credited to Fixed Accounts	Benefits, Claims, Losses and Settlement Expenses
Year Ended December 31, 2022
Interest rate contracts	$—	$(145,925)
Equity contracts	(6,797)	35,340
Foreign exchange contracts	—	5,198
GMWB and GMAB embedded derivatives	—	49,173
IUL embedded derivatives	11,718	—
Total gain (loss)	$4,921	$(56,214)
Year Ended December 31, 2021
Interest rate contracts	$—	$(49,439)
Equity contracts	4,552	(38,592)
Foreign exchange contracts	—	477
GMWB and GMAB embedded derivatives	—	45,425
IUL embedded derivatives	1,009	—
Total gain (loss)	$5,561	$(42,129)
Year Ended December 31, 2020
Interest rate contracts	$—	$90,348
Equity contracts	2,991	(32,970)
Foreign exchange contracts	—	(231)
GMWB and GMAB embedded derivatives	—	(84,164)
IUL embedded derivatives	(217)	—
Total gain (loss)	$2,774	$(27,017)

RiverSource Life Insurance Co. of New York

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The GMAB and non-life contingent GMWB provisions are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. The Company economically hedges the aggregate exposure related to GMAB and non-life contingent GMWB provisions using options, swaptions, swaps and futures.

The deferred premium associated with certain of the above options is paid or received semi-annually over the life of the contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options as of December 31, 2022:

(in thousands)	Premiums Payable	Premiums Receivable
2023	$520	$—
2024	280	—
2025	140	—
2026	23,701	—
Total	$24,641	$—

Actual timing and payment amounts may differ due to future settlements, modifications or exercises of the contracts prior to the full premium being paid or received.

IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to IUL products will positively or negatively impact earnings over the life of these products. The equity component of the IUL product obligations is considered an embedded derivative, which is bifurcated from the host contract for valuation purposes and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of this product, the Company enters into index options and futures contracts.

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting and collateral arrangements whenever practical. See Note 15 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of RiverSource Life’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. As of December 31, 2022 and 2021, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $42.9 million and $165.6 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2022 and 2021 was $42.7 million and $165.6 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position as of December 31, 2022 and 2021 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been $168 thousand and nil, respectively.

17.  SHAREHOLDER’S EQUITY

Other comprehensive income (loss) related to net unrealized gains (losses) on securities includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

RiverSource Life Insurance Co. of New York

The following table provides the amounts related to each component of OCI and AOCI:

(in thousands)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Balance of AOCI at January 1, 2020			$56,176
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$59,055	$(12,401)	46,654
Reclassification of net (gains) losses on securities included in net income(2)	(611)	128	(483)
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables(3)	(15,422)	3,192	(12,230)
Total other comprehensive income (loss)	43,022	(9,081)	33,941
Balance of AOCI at December 31, 2020			90,117
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	(53,907)	11,321	(42,586)
Reclassification of net (gains) losses on securities included in net income(2)	(10,377)	2,179	(8,198)
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables(3)	13,248	(2,786)	10,462
Total other comprehensive income (loss)	(51,036)	10,714	(40,322)
Balance of AOCI at December 31, 2021			49,795
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	(282,360)	59,296	(223,064)
Reclassification of net (gains) losses on securities included in net income(2)	3,346	(703)	2,643
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	79,188	(16,520)	62,668
Total other comprehensive income (loss)	$(199,826)	$42,073	(157,753)
Balance of AOCI at December 31, 2022			$(107,958)

(1)	Includes impairments on Available-for-Sale securities related to factors other than credit that were recognized in OCI during the period.
(2)	Reclassification amounts are recorded in Net realized investment gains (losses).
(3)	See Note 20 for a summary of the revision to the Company’s previously reported financial statements.

18.  INCOME TAXES

The components of income tax provision were as follows:

	Years Ended December 31,
(in thousands)	2022	2021	2020
Current income tax
Federal	$11,869	$22,663	$18,213
State and local	185	624	84
Total current income tax	12,054	23,287	18,297
Deferred federal income tax	(8,701)	(7,895)	(10,626)
Total income tax provision	$3,353	$15,392	$7,671

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 21% were as follows:

	Years Ended December 31,
	2022	2021	2020
Tax at U.S. statutory rate	21.0%	21.0%	21.0%
Changes in taxes resulting from:
Dividend received deduction	(6.1)	(2.3)	(4.4)
Foreign tax credit, net of addback	(4.6)	(1.2)	—
Other	—	0.5	(1.0)
Income tax provision	10.3%	18.0%	15.6%

The decrease in the Company’s effective tax rate for the year ended December 31, 2022 compared to 2021 is primarily due to lower pretax income relative to tax preferred items.

The increase in the Company’s effective tax rate for the year ended December 31, 2021 compared to 2020 is primarily due to higher pretax income relative to tax preferred items.

RiverSource Life Insurance Co. of New York

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. Deferred income tax assets and liabilities are measured at the statutory rate of 21% as of both December 31, 2022 and 2021. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within Other assets or Other liabilities, were as follows:

	December 31,
(in thousands)	2022	2021
Deferred income tax assets
Liabilities for policyholder account balances, future policy benefits and claims	$46,343	$57,902
Investment related	30,321	10,691
Net unrealized losses on Available-for-Sale securities	26,517	—
Other	277	49
Gross deferred income tax assets	103,458	68,642
Deferred income tax liabilities
Deferred acquisition costs	29,205	29,289
Net unrealized gains on Available-for-Sale securities(1)	—	15,557
Other	1,589	1,906
Gross deferred income tax liabilities	30,794	46,752
Net deferred income tax assets	$72,664	$21,890

(1)	See Note 20 for a summary of the revision to the Company’s previously reported financial statements.

Based on analysis of the Company’s tax position, management believes it is more likely than not that the Company’s results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable the Company to utilize all of the deferred tax assets. Accordingly, no valuation allowance for deferred tax assets has been established as of both December 31, 2022 and 2021.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in thousands)	2022	2021	2020
Balance at January 1	$346	$372	$397
Reductions based on tax positions related to the current year	(26)	(26)	(25)
Balance at December 31	$320	$346	$372

If recognized, approximately $218 thousand, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2022, 2021 and 2020, respectively, would affect the effective tax rate.

It is reasonably possible that the total amount of unrecognized tax benefits will change in the next 12 months. The Company estimates that the total amount of gross unrecognized tax benefits may decrease by approximately $320 thousand in the next 12 months primarily due to Internal Revenue Service (“IRS”) settlements.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net increase of $16 thousand, $11 thousand and $15 thousand in interest and penalties for the years ended December 31, 2022, 2021 and 2020, respectively. As of December 31, 2022 and 2021, the Company had a payable of $90 thousand and $74 thousand, respectively, related to accrued interest and penalties.

The Company files income tax returns as part of its inclusion in the consolidated federal income tax returns of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. The federal statute of limitations are closed on years through 2015, except for one issue for 2014 and 2015 which was claimed on amended returns. The IRS is currently auditing Ameriprise Financial’s U.S. income tax returns for 2016 through 2020. Ameriprise Financial’s or the Company’s state income tax returns are currently under examination by various jurisdictions for years ranging from 2015 through 2020.

19.  COMMITMENTS, GUARANTEES AND CONTINGENCIES

Commitments

As of December 31, 2022 and 2021, the Company’s funding commitments for mortgage loans were nil and $3.4 million, respectively.

Guarantees

The Company’s annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2022, these guarantees range from 1% to 5%.

RiverSource Life Insurance Co. of New York

Contingencies

The Company and its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts, and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including AFS and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which include information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of various products, including the Company’s insurance and annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors, Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates have cooperated and will continue to cooperate with the applicable regulators.

These matters are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss. The Company cannot predict with certainty if, how, or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a loss or range of loss can be reasonably estimated for any proceeding. An adverse outcome in any proceeding could result in an adverse judgment, a settlement, fine, penalty, or other sanction, and may lead to further claims, examinations, or adverse publicity each of which could have a material adverse effect on the Company’s financial condition, results of operations, or liquidity.

In accordance with applicable accounting standards, the Company establishes an accrued liability for contingent litigation and regulatory matters when those matters present loss contingencies that are both probable and can be reasonably estimated. The Company discloses the nature of the contingency when management believes there is at least a reasonable possibility that the outcome may be material to the Company’s financial statements and, where feasible, an estimate of the possible loss. In such cases, there still may be an exposure to loss in excess of any amounts reasonably estimated and accrued. When a loss contingency is not both probable and reasonably estimable, the Company does not establish an accrued liability, but continues to monitor, in conjunction with any outside counsel handling a matter, further developments that would make such loss contingency both probable and reasonably estimable. Once the Company establishes an accrued liability with respect to a loss contingency, the Company continues to monitor the matter for further developments that could affect the amount of the accrued liability that has been previously established, and any appropriate adjustments are made each quarter.

Guaranty Fund Assessments

The Company is required by law to be a member of the guaranty fund association in the State of New York. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund association.

The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of its premiums written relative to the industry-wide premium in the State of New York. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

As of both December 31, 2022 and 2021, the Company had no accrual established for estimated future guaranty fund assessments.

RiverSource Life Insurance Co. of New York

20.  REVISION OF PRIOR PERIOD FINANCIAL STATEMENTS

The Company revised prior period financial statements to correct shadow unearned revenue liability balances associated with universal life insurance products for which an error began prior to the periods presented below. See Note 1 for additional information. A summary of the revision to our previously reported financial statements is presented below:

Revised Balance Sheet

	December 31, 2021
(in thousands)	As Reported	Impact of Revision	As Revised
Other assets	$411,394	$(5,392)	$406,002
Total assets	8,649,845	(5,392)	8,644,453
Other liabilities	551,780	(25,157)	526,623
Total liabilities	8,090,512	(25,157)	8,065,355
Accumulated other comprehensive income (loss), net of tax	30,030	19,765	49,795
Total shareholder’s equity	559,333	19,765	579,098
Total liabilities and shareholder’s equity	8,649,845	(5,392)	8,644,453

Revised Statements of Comprehensive Income

	Years Ended December 31,
	2021			2020
(in thousands)	As Reported	Impact of Revision	As Revised	As Reported	Impact of Revision	As Revised
Net unrealized gains (losses) on securities	$(41,005)	$683	$(40,322)	$25,508	$8,433	$33,941
Total other comprehensive income (loss), net of tax	(41,005)	683	(40,322)	25,508	8,433	33,941
Total comprehensive income (loss)	29,099	683	29,782	67,180	8,433	75,613

Revised Statements of Shareholder’s Equity

	As Reported			As Revised
(in thousands)	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity	Impact of Revision	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity
Balances at January 1, 2020	$45,527	$465,883	$10,649	$56,176	$476,532
Other comprehensive income (loss), net of tax	25,508	25,508	8,433	33,941	33,941
Balances at December 31, 2020	71,035	530,234	19,082	90,117	549,316
Other comprehensive income (loss), net of tax	(41,005)	(41,005)	683	(40,322)	(40,322)
Balances at December 31, 2021	30,030	559,333	19,765	49,795	579,098

RiverSource Life Insurance Co. of New York 20 Madison Avenue Extension Albany, NY 12203 1-800-541-2251	RiverSource Distributors, Inc. (Distributor), Member FINRA. Issued by RiverSource Life Insurance Co. of New York, Albany, New York. Affiliated with Ameriprise Financial Services, LLC.

ANN9087_12_B01_(05/23)	© 2008-2023 RiverSource Life Insurance Company. All rights reserved.